UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust
Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1. Reports to Stockholders

Annual report

October 31, 2015

U.S. equities	U.S. fixed income
The Large-Cap Value Equity Portfolio	The High-Yield Bond Portfolio
The Select 20 Portfolio	The Core Plus Fixed Income Portfolio
The Large-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
International equities
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II

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Delaware Pooled® Trust

Delaware Pooled Trust, based in Philadelphia, is a registered investment company that offers no-load, open-end equity and fixed income mutual funds to institutional and high net worth individual investors.

Delaware Management Company, a series of Delaware Management Business Trust (DMBT), serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for The International Equity Portfolio,* The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio.* Jackson Square Partners, LLC, serves as investment sub-advisor for The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, and The Focus-Smid Cap Growth Equity Portfolio.

The performance quoted in this report represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting delawareinvestments.com/dpt/performance. Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing. Performance includes reinvestment of all distributions.

Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of DMBT, which is a registered investment advisor.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Portfolios’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of these entities, unless noted otherwise.

*Closed to new investors.

©2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

(continues)	1

Portfolio objectives and strategies

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

The Select 20 Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in a portfolio of twenty (20) securities, primarily common stocks of companies that the Portfolio’s sub-advisor, Jackson Square Partners, LLC believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.

The Large-Cap Growth Equity Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that the Portfolio’s sub-advisor, Jackson Square Partners, LLC (“JSP”), believes have long-term capital appreciation potential and expects to grow faster than the U.S. economy. For purposes of the Portfolio, JSP generally considers large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index.

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that the Portfolio’s sub-advisor, Jackson Square Partners, LLC believes have long-term capital appreciation potential and expects to grow faster than the U.S. economy. For purposes of this Portfolio, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. The two indices listed above are for purposes of determining range and not for targeting portfolio management.

The High-Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization; (2) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, rated P-1 or P-2 by Moody’s Investors Service, Inc. (Moody’s), or unrated but considered to be of comparable quality.

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: U.S. investment grade sector, U.S. high yield sector, and international sector.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and that, in the opinion of Mondrian Investment Partners Limited, the Portfolio’s sub-advisor, are undervalued at the time of purchase based on the sub-advisor’s fundamental analysis. Investments will be made mainly in marketable securities of companies in developed countries. The International Equity Portfolio is presently closed to new investors.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and that, in the opinion of Mondrian Investment Partners Limited (“Mondrian”), the Portfolio’s sub-advisor, are undervalued at the time of purchase based on the rigorous fundamental analysis that the sub-advisor employs. In addition to following these quantitative guidelines, Mondrian will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio generally invests in equity securities of companies that are organized in, have a majority of their assets in, or derive a majority of their operating income from emerging countries. The Emerging Markets Portfolio is presently closed to new investors.

The Emerging Markets Portfolio II seeks long-term capital appreciation. The Portfolio invests primarily in a broad range of equity securities of companies located in emerging market countries. The Portfolio may invest in companies of any size. The portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Portfolio seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Portfolio invests in securities of companies with sustainable franchises when they are trading at a discount to the portfolio manager’s intrinsic value estimate for that security.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the applicable prospectus and, if available, the applicable summary prospectus carefully before investing.

The Portfolios of Delaware Pooled® Trust (DPT) are designed exclusively for institutional investors and high net worth individuals.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The Portfolios’ share prices and yields will fluctuate in response to movements in stock prices.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolios may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolios may be prepaid prior to maturity, potentially forcing the Portfolios to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Certain Portfolios expect to hold a concentrated portfolio of a limited number of securities; those Portfolios’ risk is increased because each investment has a greater effect on that Portfolio’s overall performance.

The Select 20 Portfolio is considered “nondiversified” as defined in the Investment Company Act of 1940. “Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject this Portfolio to greater risks and volatility.

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

October 31, 2015

For the fiscal year ended Oct. 31, 2015, Delaware Pooled Trust — The Large-Cap Value Equity Portfolio, returned +3.18% at net asset value (NAV) with all distributions reinvested. This result outpaced the Portfolio’s benchmark, the Russell 1000® Value Index, which returned +0.53% for the same period. Complete annualized performance for The Large-Cap Value Equity Portfolio is shown on the table on page 6.

Stock prices failed to gather much momentum over the Portfolio’s fiscal year, reflecting the U.S. economy’s slow but steady growth. The country’s gross domestic product (GDP) — a measure of economic activity — rose 2.1% in the fourth quarter of 2014, followed by a slight gain of 0.6% in the first three months of 2015. Growth picked up in the second quarter of 2015, with GDP expanding 3.9% before falling back to 1.5% in the subsequent quarter.

Relative to the benchmark, the Portfolio benefited from its defensive positioning. In other words, we emphasized stocks with what we viewed as having stronger business fundamentals, many of which were in traditionally defensive sectors, such as consumer staples, which tend to maintain more price stability in a down market. Our security selection was especially favorable in this group. Also, when we did invest in more typically economically sensitive sectors, we tended to focus on companies that in our opinion had more conservative characteristics.

Within consumer staples, the Portfolio benefited the most from food products companies Kraft Heinz and Mondelez International. We originally invested in Kraft Foods, the predecessor of Kraft Heinz, for what we viewed as its strong collection of brands and reasonably valued stock. We were also attracted to the company’s solid dividend and potential to further improve its financial strength. Heinz appeared to notice these characteristics as well, agreeing to merge with Kraft in March 2015, a move that resulted in a sharply higher share price.

Meanwhile, shares of Mondelez — which was spun off from Kraft several years ago — benefited from the company’s success in managing expenses and expanding its business footprint. Its stock was up by roughly one-third for the fiscal year, while Kraft Heinz saw its shares gain close to three-quarters of its value overall.

Stock selection in industrials also contributed to the Portfolio’s outperformance, especially its position in defense contractor Northrop Grumman. The company produced strong financial results despite cutbacks in U.S. military spending that seemed to concern many investors. Late in the fiscal year, Northrop Grumman further benefited from news that the company won a significant contract to build the U.S. Air Force’s next-generation Long Range Strike Bomber (LRS-B); the stock went up 10% on the news.

Other notable relative contributors included Broadcom, a maker of semiconductors for communications applications, and Lowe’s, a retailer of home improvement products. Shares of Broadcom gained sharply after the company agreed to be acquired by Avago at a significant premium. This put the company’s stock near our price target, and we ultimately sold the Portfolio’s position. Meanwhile, Lowe’s continued to benefit from the steady recovery in the housing market, and from the company’s efforts to improve its merchandising, which helped lift its sales and earnings.

On the negative side, security selection was poor in the energy sector, where continued weakness in commodity prices hampered most companies. By far, the Portfolio’s largest detractor in the group was Marathon Oil, whose relatively high exposure to U.S. shale markets was a significant negative, as was its elevated debt level and smaller size relative to other large-cap operators. A position in Halliburton hurt performance, as reduced energy exploration activity across the industry cut into the company’s revenues and earnings. Weak market prices of crude oil and natural gas also hurt two other Portfolio holdings, Chevron and ConocoPhillips. We continue to closely monitor the Portfolio’s energy stocks for signs of lasting financial stress. It’s possible that a bottoming process in oil prices is starting to take shape and our longer term view on global oil demand remains positive.

Elsewhere, a stake in Xerox, a provider of document management and other business services, produced disappointing results. The company continued to face various business challenges that led to narrower profit margins, lower earnings, and reduced revenues. Despite recent execution challenges, Xerox has the potential to benefit from its transformation to a services-oriented business model, in our view.

We made relatively few changes to the Portfolio during the fiscal year. With the sale of Broadcom in June, we used the proceeds to establish a new position in pharmacy benefits manager Express Scripts Holding, which we viewed as a high-quality growth opportunity with an unusually attractive valuation. Another meaningful purchase was of CA, which we acquired in March 2015. The company’s recent business challenges left its stock with what we saw as a favorable risk-reward tradeoff.

We sold the Portfolio’s holding in Baxter International, which spun off its global pharmaceutical business, Baxalta. The new company will build on its strengths in hematology and immunology. With the proceeds of the sale, we added to our stake in Baxalta, which we think has an attractive valuation relative to its growth potential.

At fiscal year end, it remained difficult for us to identify attractive new purchase candidates in light of relatively high valuations. At the end of the period, we were closing in on a few favorable opportunities in the consumer discretionary sector, and we were also considering some longer-range ideas in the consumer staples, financials, and industrials sectors. We are also taking a fresh look at

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the Portfolio’s exposure to the energy sector and where energy prices might be going in the next three to five years.

That said, we do not anticipate large adjustments to the Portfolio anytime soon. Regardless of market conditions, our approach remains consistent. We will continue to look for companies available for purchase at what we view as attractive valuations because of temporary fundamental challenges and negative investor sentiment, adhering to our process of searching for what we believe are favorable relative values in the marketplace.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2015	1 year	3 years	5 years	10 years	Lifetime

The Large-Cap Value Equity Portfolio	+3.18%	+15.97%	+15.59%	+8.27%	+9.96%
Russell 1000 Value Index	+0.53%	+14.52%	+13.26%	+6.75%	+9.95%

Portfolio profile
Oct. 31, 2015

Total net assets	Number of holdings
$214.7 million	33

Inception date
Feb. 3, 1992

  Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.68%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2014, through Oct. 31, 2015,* in order to prevent total annual Portfolio

6

operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 0.70% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

* The contractual waiver period is from Feb. 27, 2014 through Feb. 29, 2016.

Portfolio management review

Delaware Pooled® Trust — The Select 20 Portfolio

October 31, 2015

For the fiscal year ended Oct. 31, 2015, Delaware Pooled Trust — The Select 20 Portfolio, returned +10.60% at net asset value (NAV) with all distributions reinvested. This result outpaced the Portfolio’s benchmark, the Russell 3000® Growth Index, which returned +8.72% for the same period. Complete annualized performance for The Select 20 Portfolio is shown in the table on page 10.

The U.S. economy hit several rough patches in late summer and early fall as a China-led global slowdown rocked the financial world. An eleventh-hour rebound in October helped domestic stocks climb back to pre-correction levels, enabling the broad-based stock market, as measured by the S&P 500® Index, to gain a moderate 5.20% during the 12-month period.

Oil prices were a recurring theme as the price per barrel fell precipitously throughout the fiscal year, eventually bottoming out at a six-year low. Despite a drop in consumption brought on primarily by the slowdown in China, major oil producers like the Organization of the Petroleum-Exporting Countries (OPEC) maintained production levels in an effort to remain competitive with U.S. shale oil producers. The resulting dramatic supply-demand imbalance led many U.S. producers to cut back or close rigs late in the period. (Source: Bloomberg.)

The once reliable Chinese growth engine sputtered amid a combination of excess manufacturing capacity and a slowing growth rate. In mid-August, the Chinese government surprised investors by devaluing its currency by roughly 2% relative to the U.S. dollar. As the cost of Chinese goods fell in foreign markets, fears about the stability of other Asian nations resulted in emerging markets being among the weakest performers during the period.

The European Union (EU) continued to struggle with the management of Greece’s ongoing debt crisis. The EU also shared concerns about the Chinese economy, volatility amid faltering energy stocks, and apprehension about a potential rate increase by the U.S. Federal Reserve. The European Central Bank advised that it would continue its easing of monetary policy. All of these factors led to dramatic market swings that left international equity market performance, as measured by the MSCI EAFE Index, essentially flat for the fiscal year.

U.S. investors spent a majority of the year trying to predict when the Fed would reverse its seven-year-old, zero interest-rate policy. Though the Fed hinted throughout the year that a rate hike was just around the corner, uncertain economic data repeatedly pushed the Fed off that path. An October delay in the rate hike led to a widespread market rally, with U.S. equities — in particular large-cap growth equities — posting outsized gains for the month.

At fiscal year end, despite recent market gains, uncertainty remained about China’s economic future, the long-term trajectory of oil prices, and the timeline for Fed rate hikes.

The Portfolio’s strong relative performance in the healthcare and financial services sectors was partially offset by weak relative performance in the technology and consumer discretionary sectors.

Electronic Arts, a global interactive entertainment software company, was a contributor to performance during the period. The company reported relatively strong financial results driven in part by several individual game titles, cost controls, and growth in digital game sales. Additionally, we believe the company had a particularly strong showing at this year’s Electronic Entertainment Expo (E3) after its upcoming game Star Wars Battlefront received an overall positive initial response. We believe the company should continue to benefit from upcoming and established game franchises and its growth within the digital-downloads and mobile-phone gaming channels, which we think will be increasingly important for the company’s growth going forward.

Visa was also a contributor to performance during the period. The company continued to report strong financial results and had several positive developments during the period. The market reacted favorably to the proposed acquisition between Visa and Visa Europe (the latter is a former subsidiary of Visa that has been an independent entity since 2007). Additionally, Visa invested in an online digital-payment company, Stripe, giving Visa immediate access to the digital-payment space. While there are some concerns over disintermediating technologies, such as alternative mobile-payment services, we believe Visa has attempted to take aggressive initiatives through technology upgrades and strategic partnerships. We continue to believe the company is well positioned to benefit from the secular global trend of payment transactions moving from paper-based currency to electronic transactions.

Qualcomm was a detractor from performance during the period. The stock experienced weakness over concerns related to fears of increased competition and more pricing pressure than expected. We believe these issues are transitory and do not threaten our long-term thesis on the company. A positive development was a settlement of the antimonopoly suit with the Chinese government that had added to downward pressure on the stock. We believe that Qualcomm continues to benefit from its unique intellectual property and patent position in the semiconductor industry as well as its technology applications targeted at the explosive growth and proliferation of wireless devices. Further, we believe that new management at the company appears more willing than its predecessors to consider meaningful capital allocation actions that could potentially create significant value for shareholders.

VeriFone Systems was also a detractor from performance during the period. Investors may have become concerned about future financial guidance and the impact of global currency fluctuations, given that more than half of the company’s revenues are generated outside the United States. The company also faces increased

8

competition within the digital-payment space. Despite these concerns, we believe the company’s capital investment in next-generation products should help create a more complete and integrated product offering suite to clients and consumers. We believe this technology will allow the company to effectively compete with existing technology offered by Square and Apple Pay. We continue to believe the company is well positioned to benefit from the secular trend to electronic forms of payments.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The Select 20 Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns
Periods ended Oct. 31, 2015	1 year	3 years	5 years	10 years	Lifetime

The Select 20 Portfolio	+10.60%	+15.76%	+15.90%	+8.51%	+2.59%
Russell 3000 Growth Index	+8.72%	+17.79%	+15.16%	+9.06%	+2.22%

Portfolio profile
Oct. 31, 2015

Total net assets	Number of holdings
$93.6 million	21

Inception date
March 31, 2000

 Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.87%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2014, through Oct. 31, 2015,* in order to prevent total annual Portfolio

10

operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.89% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 8, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 8, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

On Feb. 28, 2008, the Portfolio changed its investment strategy to limit its investments to no less than 15 securities and no more than 25 securities. The performance prior to Feb. 28, 2008 is that of the Portfolio’s predecessor, The All-Cap Growth Equity Portfolio.

* The contractual waiver period is from Feb. 27, 2014 through Feb. 29, 2016.

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

October 31, 2015

For the fiscal year ended Oct. 31, 2015, Delaware Pooled Trust — The Large-Cap Growth Equity Portfolio, returned +8.06% at net asset value (NAV) with all distributions reinvested. For the same period, the Portfolio’s benchmark, the Russell 1000® Growth Index, returned +9.18%. Complete annualized performance for The Large-Cap Growth Equity Portfolio is shown on the table on page 14.

The U.S. economy hit several rough patches in late summer and early fall as a China-led global slowdown rocked the financial world. An eleventh-hour rebound in October helped domestic stocks climb back to pre-correction levels, enabling the broad-based stock market, as measured by the S&P 500® Index, to gain a moderate 5.20% during the 12-month period.

Oil prices were a recurring theme as the price per barrel fell precipitously throughout the fiscal year, eventually bottoming out at a six-year low. Despite a demand in consumption brought on primarily by the slowdown in China, major oil producers like the Organization of the Petroleum-Exporting Countries (OPEC) maintained production levels in an effort to remain competitive with U.S. shale oil producers. The resulting supply-demand imbalance led many U.S. producers to cut back or close rigs late in the period. (Source: Bloomberg.)

The once reliable Chinese growth engine sputtered amid a combination of excess manufacturing capacity and a slowing growth rate. In mid-August, the Chinese government surprised investors by devaluing its currency by roughly 2% relative to the U.S. dollar. As the cost of Chinese goods fell in foreign markets, fears about the stability of other Asian nations resulted in emerging markets’ being among the weakest performers during the period.

The European Union (EU) continued to struggle with the management of Greece’s ongoing debt crisis. The EU also shared concerns about the Chinese economy, volatility amid faltering energy stocks, and apprehension about a potential rate increase by the U.S. Federal Reserve. The European Central Bank advised that it would continue its easing of monetary policy. All of these factors led to dramatic market swings that left international equity market performance, as measured by the MSCI EAFE Index, essentially flat for the fiscal year.

U.S. investors spent most of the year trying to predict when the Fed would reverse its seven-year-old, zero interest-rate policy. Though the Fed hinted throughout the year that a rate hike was just around the corner, uncertain economic data repeatedly pushed it off that path. An October delay in the rate hike led to a widespread market rally, with U.S. equities — in particular large-cap growth equities — posting outsized gains for the month.

At fiscal year end, despite recent market gains, uncertainty remained about China’s economic future, the long-term trajectory of oil prices, and the timeline for Fed rate hikes.

The Portfolio’s strong relative performance in the financial services and producer durables sectors was unable to overcome weak relative performance in the consumer discretionary and technology sectors.

Equinix was a contributor to performance during the period. The company reported relatively strong financial results and received a favorable real estate investment trust (REIT) status ruling from the Internal Revenue Service. Additionally, the company is pursuing several strategic acquisitions that should further strengthen its global presence. The company continues to benefit from significant opportunities associated with cloud computing and its disruption of the information technology supply chain. Increased globalization and the robust need for a secure and accessible network to meet the needs of a dispersed user base are creating significant demand. We believe the company’s innovative product offerings make it well positioned in a technology-spending environment that is focused on addressing the needs of enterprises struggling to maintain the highest level of network performance and quality of service for global users.

Electronic Arts, a global interactive entertainment software company, was also a contributor to performance during the period. The company reported relatively strong financial results driven in part by several individual game titles, cost controls, and growth in digital-game sales. Additionally, we believe the company had a particularly strong showing at this year’s Electronic Entertainment Expo (E3) after its upcoming game Star Wars Battlefront received an overall positive initial response. We believe the company should continue to benefit from upcoming and established game franchises and its growth within the digital-downloads and mobile-phone gaming channels, which we think will be increasingly important for the company’s growth going forward.

Valeant Pharmaceuticals International was a detractor from performance during the period. The company was hit hard by allegations of wrongdoing at its specialty pharmacy partner, Philidor. Investors’ lack of familiarity with this relationship left the stock vulnerable when questions were raised, and a short-seller’s analogy to Enron put incremental pressure on the stock and raised investor scrutiny. Our best assessment at this point is that Philidor is a relatively small part of Valeant’s total business. Further, third-quarter cash generation was positive and would indicate the company is what we thought it was: a cash-generating business with solid medium-term growth prospects. It is now trading at a very high free-cash-flow yield on our 2016 projections, despite our having applied a very substantial haircut to those projections. We also note that the shareholder base and board include large owners with an interest in reaching an economic outcome we believe could be beneficial. Considering both risk and reward, as well as the remaining unknowns, we have maintained exposure to the stock in the midrange of our portfolio weights.

12

Qualcomm was also a detractor from performance during the period. The stock experienced weakness over concerns related to fears of increased competition and more pricing pressure than expected. We believe these issues are transitory and do not threaten our long-term thesis on the company. A positive development was a settlement of the antimonopoly suit with the Chinese government that had added to downward pressure on the stock. We believe that Qualcomm continues to benefit from its unique intellectual property and patent position in the semiconductor industry as well as its technology applications targeted at the explosive growth and proliferation of wireless devices. Further, we believe that new management at the company appears more willing than its predecessors to consider meaningful capital allocation actions that could potentially create significant value for shareholders.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2015	1 year	3 years	5 years	Lifetime

The Large-Cap Growth Equity Portfolio	+8.06%	+17.40%	+15.98%	+8.38%
Russell 1000 Growth Index	+9.18%	+17.94%	+15.30%	+9.09%

Portfolio profile
Oct. 31, 2015

Total net assets	Number of holdings
$313.5 million	30

Inception date
Nov. 1, 2005

  Growth of $1,000,000

The performance graph assumes $1 million invested on Nov. 1, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.64%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2014, through Oct. 31, 2015,* in order to prevent total annual Portfolio

14

operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.65% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 12, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 12, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

*The contractual waiver period is from Feb. 27, 2014 through Feb. 29, 2016.

Portfolio management review

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

October 31, 2015

For the fiscal year ended Oct. 31, 2015, Delaware Pooled Trust — The Focus Smid-Cap Growth Equity Portfolio, returned +8.30% at net asset value (NAV) with all distributions reinvested. This result outpaced the Portfolio’s benchmark, the Russell 2500™ Growth Index, which returned +4.17% for the same period. Complete annualized performance for The Focus Smid-Cap Growth Equity Portfolio is shown in the table on page 18.

The U.S. economy hit several rough patches during the fiscal year, most notably in late summer and early fall as a China-led global slowdown rocked the financial world. An eleventh-hour rebound in October helped domestic stocks climb back to pre-correction levels, enabling the broad-based stock market, as measured by the S&P 500® Index, to gain a moderate 5.20% during the 12-month period.

Oil prices were a recurring theme as the price per barrel fell precipitously throughout the period, eventually bottoming out at a six-year low. Despite a drop in consumption brought on primarily by the slowdown in China, major oil producers like the Organization of the Petroleum-Exporting Countries (OPEC) maintained production levels in an effort to remain competitive with U.S. shale oil producers. The resulting supply-demand imbalance led many U.S. producers to cut back or close rigs late in the period. (Source: Bloomberg.)

The once reliable Chinese growth engine sputtered amid a combination of excess manufacturing capacity and a slowing growth rate. In mid-August, the Chinese government surprised investors by devaluing its currency by roughly 2% relative to the U.S. dollar. As the cost of Chinese goods fell in foreign markets, fears about the stability of other Asian nations resulted in emerging markets’ being among the weakest performers during the period.

The European Union (EU) continued to struggle with the management of Greece’s ongoing debt crisis. The EU also shared concerns about the Chinese economy, volatility amid faltering energy stocks, and apprehension about a potential rate increase by the U.S. Federal Reserve. The European Central Bank advised that it would continue its easing of monetary policy. All of these factors led to dramatic market swings that left international equity market performance, as measured by the MSCI EAFE Index, essentially flat for the fiscal year.

Within the United States, investors spent a majority of the year trying to predict when the Federal Reserve would reverse its seven-year-old, zero interest-rate policy. Though the Fed hinted throughout the year that a rate hike was just around the corner, uncertain economic data repeatedly pushed it off that path. An October delay in the rate hike led to a widespread market rally, with U.S. equities — in particular large-cap growth equities — posting outsized gains for the month.

At fiscal year end, despite recent market gains, uncertainty remained about China’s economic future, the long-term trajectory of oil prices, and the timeline for Fed rate hikes.

The Portfolio’s strong relative performance in the financial services and utilities sectors was partially offset by weak relative performance in the consumer discretionary sector.

Abiomed was a contributor to performance during the period. The company continued to experience strong growth in its Impella (heart pump) product line and also received positive regulatory approval for several new heart-pump devices. Additionally, the U.S. Department of Justice announced it had closed an investigation into the company’s marketing and labeling practices associated with its Impella 2.5 device without taking any enforcement action. We believe these developments should further enhance the company’s ability to increase shareholder value.

Heartland Payment Systems was also a contributor to performance during the period. There has been some concern over the past few years about the effect of the company’s acquisition strategy and heavy capital investment on financials over the near-to-intermediate term. However, we feel we are already seeing some benefits as evidenced by the company’s strong organic growth rates in both card and non-card business segments and its margin expansion. Overall, we believe the company is well-positioned to benefit from the secular global trend of payment transactions moving from paper-based currency to electronic transactions.

Shutterstock, a provider of digital image and sound licensing services, was a detractor from performance during the period. The stock experienced weakness amid increasing concerns that Adobe, among other competitors, is aggressively pursuing the space. We continue to believe that Shutterstock provides an attractive alternative to traditional licensed digital image and sound providers by providing a pure-pricing model and relatively transparent terms at a significantly lower cost compared to existing companies. Image and sound licensing has historically been very expensive, often with excessively complex terms. Therefore we feel Shutterstock should be able to gain considerable market share. Despite Shutterstock’s being a new entrant to the market, we believe recent acquisitions should help the company further strengthen its competitive position.

Sally Beauty Holdings was also a detractor from performance during the period. Relatively new management has introduced several marketing initiatives and promotional activity that have hurt margins, but we anticipate promotional spending will drive increased growth over the intermediate to long term. We continue to believe that this beauty-supply retailer is a relatively steady growth business due to aging demographics and the relatively low level of discretionary income required of its target customer base.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2015	1 year	3 years	5 years	10 years	Lifetime
The Focus Smid-Cap Growth Equity Portfolio	+8.30%	+15.70%	+14.53%	+11.34%	+10.42%
Russell 2500 Growth Index	+4.17%	+16.48%	+14.25%	+9.29%	+9.16%
Portfolio profile
Oct. 31, 2015
Total net assets		Number of holdings
$51.4 million		41
Inception date
Dec. 1, 2003

  Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.91%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2014, through Oct. 31, 2015,* in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 0.92% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 16, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 16, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

*The contractual waiver period is from Feb. 27, 2014 through Feb. 29, 2016.

(continues)	19

Portfolio management review

Delaware Pooled® Trust — The High-Yield Bond Portfolio

October 31, 2015

For the fiscal year ended Oct. 31, 2015, Delaware Pooled Trust — The High-Yield Bond Portfolio returned -3.41% at net asset value (NAV) with all distributions reinvested. For the same period, the Portfolio’s benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, returned -2.03%. Complete annualized performance for The High-Yield Bond Portfolio is shown in the table on page 22.

Despite stable benchmark interest rates, modest economic growth, and clear signs of recovery in the U.S. labor market, high yield bonds experienced a volatile 12 months through Oct. 31, 2015, ending in negative territory for the year. The main culprit was the 50% drop in oil prices during the Portfolio’s fiscal year. That triggered rising defaults and a subsequent selloff in the energy sector, which accounts for 20% of the $1.5 trillion high yield market (source: JPMorgan Chase). The result was an asset class sharply bifurcated along mostly cyclical lines: The energy, metals-and-mining, and basic industry groups underperformed, while more stable, higher-quality sectors like cable, healthcare, and food and beverages outperformed the benchmark.

Throughout the fiscal period, the story in high yield revolved around energy. Though oil prices still hovered near $100 a barrel during the summer of 2014, an economic slowdown in China — combined with geopolitical instability in Europe and an unwillingness among the Organization of the Petroleum Exporting Countries (OPEC) members to cut production — caused prices to drop to around $50 a barrel by December 2014, and to the mid-$40 range at the end of October 2015. At that level, many energy companies are unprofitable, and those with the highest amounts of leverage are most at risk. So, while defaults within all nonenergy sectors of the high yield market were just 2.2% for the 12 months ended Oct. 31, 2015, the default rate within the energy and metals-and-mining groups rose to nearly 5% over the same period, a 13-year high for the sector.

With the plunge in energy debt prices making for unnerving headlines — and dragging the Portfolio’s benchmark lower as well — selling pressure spiked in October and December 2014. This increased selling exposed liquidity shortfalls in the high yield market, as financial regulations (Dodd-Frank) have reduced the incentive for dealers to hold as much inventory of certain securities as they did previously. Though bargain hunters eventually stepped in to support bond prices, weakness reappeared late in the Portfolio’s fiscal year, as another Greece-related crisis in the euro zone compounded unresolved concerns over Chinese economic growth and overcapacity in the energy sector.

As the fiscal year began, the Portfolio’s weighting in the energy sector was roughly in line with the benchmark. Within a few months, we reduced this to an underweight position. Still, two of the Portfolio’s three weakest- performing individual issues over the fiscal period were from the energy group. Though we sold the Portfolio’s entire position in exploration and development company MidStates Petroleum, it nonetheless cost the Portfolio 0.26 percentage points of relative performance. When an attempted asset sale failed to close, MidStates Petroleum bonds reacted negatively and we exited the position given concerns about tighter liquidity.

Similarly, holdings in Halcon Resources cost the Portfolio 0.21 percentage points in return relative to the benchmark before we closed the position. Halcon, an independent exploration and production company, suffered a steep drop in earnings as the prices of oil and natural gas plunged. The Portfolio’s largest performance shortfall resulted from its position in Intelsat, the largest global communications satellite operator. Intelsat has experienced a difficult pricing environment and declining government revenues at the same time that it needs to refinance large near-term maturities. Against the backdrop of a volatile high yield market, the Portfolio’s position in Intelsat negatively affected performance by 0.77 percentage points.

On the positive side, the Portfolio’s holdings in the 7.5% bonds of Gray Television, an operator of 50 local-market TV stations, contributed 0.11 percentage points to performance as a result of strong operating metrics during the year.

Similarly, the Portfolio’s position in Landry’s added 0.09 percentage points of relative return. Investors were attracted to Landry’s high coupon and terms, a 9.375% issue that was callable in September 2015 (but is still outstanding). The Portfolio’s position in the 6% bonds of MGM Resorts International, a casino operator, contributed 0.08 percentage points of outperformance as a result of good operating performance and investor demand for higher-quality high yield issues during times of market stress. Notably, each outperforming security in the Portfolio had similar characteristics: above-average coupons, acceptable performance, and operations outside the energy and metals-and-mining industries.

The Portfolio had minimal exposure to derivatives, briefly holding futures contracts and credit default swaps in amounts equal to about 2% of the notional value of assets. Neither position had a material effect (that is, greater than 0.50 percentage points) on total Portfolio performance, and there were no derivative positions outstanding as of the end of the fiscal year.

Portfolio holdings reflect our view that the U.S. Federal Reserve may soon raise short-term interest rates off the zero-to-0.25% floor, where they have languished since the days of the financial crisis in December 2008. Though high yield bonds generally are considered less interest rate sensitive than other fixed income market sectors, the group’s response to rate changes varies. For example, in our view, the lower-rated credit tiers often are the least vulnerable to rate hikes if, as now, the rationale for tightening monetary policy is accelerating economic growth and not accelerating inflation.

Accordingly, we have overweighted CCC-rated credits, maintained a market weighting to BB-rated bonds, and underweighted the B-rated segment. With regard to industry groups, the Portfolio ended the fiscal year with a significant underweight to the energy sector, given the murky (and largely unfavorable) outlook for oil and gas prices. In general, the Portfolio is also overweight higher-coupon securities in sectors that we view as more stable and lower risk than the benchmark. As always, we maintain a broadly diversified approach to investing in the sector, with the average position size of the Portfolio’s approximately 200 holdings being just 0.50% of Portfolio net assets at the end of the fiscal year.

The views expressed are current as of the date of this report and subject to change.

(continues)	21

Performance summary

Delaware Pooled® Trust — The High-Yield Bond Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2015	1 year	3 years	5 years	10 years	Lifetime
The High-Yield Bond Portfolio	–3.41%	+3.87%	+6.19%	+7.84%	+7.70%
BofA Merrill Lynch U.S. High Yield Constrained Index	–2.03%	+4.11%	+6.00%	+7.52%	+6.83%
Portfolio profile
Oct. 31, 2015
Total net assets		Number of holdings
$206.1 million		260
Inception date
Dec. 2, 1996

  Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.57%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2014, through Oct. 31, 2015,* in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.59% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The BofA Merrill Lynch U.S. High Yield Constrained Index tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark. Qualifying securities must have, among other things, a below-investment-grade rating (based on an average of Moody’s, Standard & Poor’s, and Fitch), an investment grade issuing country (based on an average of Moody’s, Standard & Poor’s, and Fitch foreign currency long-term sovereign debt ratings), and maturities of one year or more.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio may be invested in foreign corporate bonds, which have special risks not ordinarily associated with domestic investments, such as currency fluctuations, economic and political change, and different accounting standards.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Per Standard & Poor’s credit rating agency, bonds rated below AAA, including A, are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in higher-rated categories, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics with BB indicating the least degree of speculation.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

*The contractual waiver period is from Feb. 27, 2014 through Feb. 29, 2016.

Portfolio management review

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

October 31, 2015

For the fiscal year ended Oct. 31, 2015, Delaware Pooled Trust — The Core Plus Fixed Income Portfolio returned +1.29% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the Barclays U.S. Aggregate Index, returned +1.96% for the same period. Complete annualized performance for The Core Plus Fixed Income Portfolio is shown in the table on page 25.

A key development during the fiscal year was the divergence in central bank policies. As the European Central Bank launched its quantitative easing program, the U.S. Federal Reserve signaled a potential rate hike. This had a profound effect on the market, particularly in currencies, driving the U.S. dollar higher relative to many other currencies. That contributed to deterioration in emerging-market economies and held back revenue growth for U.S.-based multinational companies.

The strong U.S. dollar cut significantly into global sales and net earnings of many U.S. corporations. Not only did it make U.S. exports more expensive for consumers in other countries, but currency conversions into U.S. dollars became highly unfavorable for many large U.S. companies. This, in turn, affected investment-grade corporate credit, leading us to reduce the Portfolio’s credit overweight during the fiscal year.

Slowdowns in global growth and global trade were among the macroeconomic factors affecting the markets. Of particular concern were continued indications of slowing Chinese growth and the collapse in commodity prices. China’s decelerating economic growth rate is expected to keep commodity prices under pressure, while weighing on many emerging-market nations and Asian countries that have grown dependent on Chinese demand. (Source: Bloomberg.)

The Portfolio’s overweight to investment grade corporate credit was a key contributor to performance versus the Barclays U.S. Aggregate Index. As the fiscal year progressed, however, we reduced that position. The Portfolio’s below-investment-grade holdings detracted from performance along with its overall exposure to high yield credit and emerging markets. Security selection within commodities was also negative. Disappointing holdings included FMG Resources, a metals and mining company, and Pacific Exploration and Production.

Security selection within industrials was a slight negative, hurt by energy holdings. In particular, the Portfolio’s exposure to mid-stream assets, such as pipeline companies, was costly. Enbridge Energy Partners and Williams Partners were weak performers. During the fiscal year, we moved to a slightly more conservative position, including an allocation to electric utilities, and the Portfolio benefited from owning National Rural Utilities bonds also.

Generally, security selection in investment grade corporate credit was positive for performance. The Portfolio’s holdings largely did well. Financials, utilities, and noncorporates outperformed their benchmark sectors and the benchmark overall. The Portfolio’s holdings in industrials outperformed the benchmark.

The Portfolio’s performance was hurt by its significant underweight to U.S. Treasurys, as they outperformed credit and both high yield and emerging market bonds. The Portfolio’s overweight to asset-backed securities (ABS) detracted from performance. Security selection was weak, and the Portfolio trailed the benchmark’s ABS component. However, the Portfolio’s exposure to commercial mortgage-backed securities (CMBS) was positive, helped by security selection and asset allocation. Our primary focus was on seasoned multifamily- and conduit-loan securitizations.

The Portfolio’s strongest-performing sector was financials. Wells Fargo and Bank of America were among the better individual contributors. Because the Portfolio had minimal exposure to asset managers that had negative absolute returns, they had little effect on overall performance.

The Portfolio had a slight underweight to mortgage-backed securities (MBS), with minimal effect. The Portfolio held a barbell position — that is, combining long-term bonds and short-term bonds in an attempt to seek better risk-adjusted returns in the process — in MBS, balanced between current coupons and seasoned high-coupon securities. An out-of-benchmark position in municipals, one of the strongest-performing asset classes, was beneficial. These included Golden State Tobacco Securitization bonds and City of New York general obligation bonds.

In assessing market risks, credit risk remains paramount. In 2015, we’ve seen a significant rise in security-specific risk, and we believe this should continue. Furthermore, fundamentals have also been under pressure. Issuers have taken advantage of relaxed underwriting standards, leading to an abundance of new issuance, particularly in investment grade corporate credit. We have also seen a significant rise in debt-financed share buybacks and debt-financed mergers and acquisitions, which can be detrimental to bond investors because they increase the companies’ leverage profile.

We believe that slower global growth may continue to weigh on commodities; accordingly, we have taken steps designed to reduce the Portfolio’s exposure to these issuers in both high yield and investment grade corporate credit, while allocating more to U.S. Treasurys and structured product, primarily MBS.

The Portfolio used derivatives during the fiscal year, but they did not have a material effect on performance (that is, more than 50 basis points). The Portfolio used U.S. Treasury futures, euro-bond futures, and credit derivatives. The credit protection hedges had minimal effect on performance and exposure to U.S. Treasury futures was positive, helping to manage duration risk. Overall, derivatives contributed fewer than 20 basis points to Portfolio performance.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2015	1 year	3 years	5 years	10 years	Lifetime
The Core Plus Fixed Income Portfolio	+1.29%	+1.89%	+3.66%	+5.83%	+6.01%
Barclays U.S. Aggregate Index	+1.96%	+1.65%	+3.03%	+4.72%	+4.75%
Portfolio profile
Oct. 31, 2015
Total net assets		Number of holdings
$128.1 million		744
Inception date
June 28, 2002

  Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.65%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2014, through Oct. 31, 2015,* in order to prevent total annual Portfolio

(continues)	25

Performance summary

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 0.45% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays U.S. Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Because the Portfolio may invest in bank loans and other direct indebtedness, it is subject to the risk that the Portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Per Standard & Poor’s credit rating agency, bonds rated below AAA, including A, are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in higher-rated categories, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics with BB indicating the least degree of speculation.

*The contractual waiver period is from Feb. 27, 2014 through Feb. 29, 2016.

Portfolio management review

Delaware Pooled® Trust — The International Equity Portfolio

October 31, 2015

For the fiscal year ended Oct. 31, 2015, Delaware Pooled Trust — The International Equity Portfolio returned -1.39% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the MSCI EAFE Index, returned +0.37% (gross) and -0.07% (net) for the same period. Complete annualized performance for The International Equity Portfolio is shown in the table on page 29.

The strong U.S. dollar hampered absolute performance as the MSCI EAFE Index return in local currencies was 9.1%.

The highlights of the Portfolio’s investment strategy include: a strong value stock orientation; overweight positions in selected European markets; an overweight position in the telecommunications, energy, and healthcare sectors; and underweight positions in financials, materials, and industrial sectors. Given our value style, it’s worth noting that the MSCI EAFE Value Index returned -4.2% (net) for the 12 months ended Oct. 31, 2015.

Much of the volatility during the Portfolio’s fiscal year resulted from diverging central bank policies, which had the net effect of weakening most international currencies. In the first half of 2015, equity markets performed relatively well — mainly due to improving economic data in Europe. However, elevated concerns over Greece pulled equity markets down in the final days of June. Markets also weakened significantly when the Chinese government unexpectedly devalued the renminbi on what was dubbed as “Black Monday,” Aug. 24. The implications reverberated across asset classes, and there was worldwide indiscriminate selling in equities. Markets finally recovered some poise in October to finish flat for the year.

Currency allocation decisions were unusually important during the fiscal year. The Swiss franc was one of the stronger performers, falling only 2.4%. Elsewhere, the British pound depreciated 3.5%, the Japanese yen declined 7.1%, the euro depreciated 11.8%, and the Australian dollar fell 18.8%. Overall, the Portfolio’s currency allocation strategies added value on a relative basis. The Portfolio’s overweight position in the Swiss franc and underweight position in the weak Australian dollar supported returns. Additionally, during the fiscal year we took profits and closed our defensive hedge out of the Australian dollar, as our analysis based on our purchasing power parity models indicated that the currency was no longer significantly overvalued.

A review of the relative strength of sectors over the last 12 months illustrates that consumer stocks that were beneficiaries of lower oil and other commodity prices produced the highest relative returns. The consumer staples sector achieved a 9.6% return, and the consumer discretionary sector gained 8.9%. The traditionally defensive healthcare and telecommunication sectors, and the services sector, also fared well on a relative basis (they were only down 5.4% and 4.8%, respectively). Meanwhile, intensified concerns about global economic growth weighed on returns of cyclically sensitive sectors. The industrial sector gained only 1.5% while the financial sector climbed 3.8%, held back by the weak returns from Australian banks. Not surprisingly, plummeting oil and commodities prices had a negative effect on companies in the utilities, materials, and energy sectors, which were down 4.8%, 12.5%, and 21.3%, respectively.

In this environment, our bottom-up (stock by stock) selection discipline led to country and sector weightings that added to relative investment performance. Specifically, the Portfolio benefited from absolute and relative returns in Japan, the Netherlands, and Australia. Also, an overweight position in the telecommunication services sector and underweight position in the materials sector added to Portfolio returns. However, this was somewhat offset by the effect of stock selection in France and the industrial sector, and the Portfolio’s overweight exposure to the energy sector.

Again, it’s not surprising to us that the Portfolio’s energy- and power-related holdings were the largest detractors from relative investment returns. Vallourec, the French manufacturer of premium seamless fuel pipes, fell 76% after the oil price plummeted, reflecting a subdued outlook for oil demand and supply. Vallourec faces significant short-term challenges due to the decline in oil and gas drilling activity on the back of the weak oil price. At the current share price, we believe the stock is materially undervalued; therefore, we continue to hold the position.

RWE, the German utility, declined 64%, due to weak power prices, uncertainty about power generation taxes, and concerns that provisions for the decommissioning of nuclear power plants could be meaningfully insufficient. Its share price has been under pressure due to falling power prices in Germany. RWE has three valuable divisions: German and Czech electricity distribution, electric and gas supply operations in various European countries, and renewable power generation. We believe the stock is materially undervalued; for this reason, we continue to hold the position.

Also, Amec Foster Wheeler, the U.K. engineering services firm, fell 31% as the weak oil and gas environment put pressure on profit margins. The company’s share price has been weak for two reasons. First, its revenues are sensitive to capital expenditure by oil & gas companies, which have come under some pressure due to the lower oil price. Second, the company’s balance sheet became more stretched following the acquisition of Foster Wheeler in late 2014 —this led to the company’s recent decision to cut its dividend. We continue to like Amec Foster Wheeler’s business model and the relative resilience of earnings, and we believe the dividend now looks more sustainable.

On the positive side, the Portfolio benefited from the strong returns of Dutch food retailer Koninklijke Ahold. Its share price rose 40%, supported by resilient financial results, a dividend increase and share repurchase program, and favorable reaction to the announcement of a merger with Belgium-based Delhaize. Tokio Marine Holdings, the non-life insurer in Japan, presents a similar story. Here again,

(continues)	27

Portfolio management review

Delaware Pooled® Trust — The International Equity Portfolio

strong operational results, a share buyback program, and positive merger news drove the share price up 34%. Also, Deutsche Telekom, the German telecommunications operator, gained 37%, driven by substantial operating performance in its U.S. business, compounded by a strong U.S. dollar.

For the last few years, the markets have gyrated between fear and euphoria as investors struggle to understand an economic outlook characterized by too much leverage and slow economic growth. Volatility is the inevitable result, particularly since policy decisions cannot create real economic growth on their own. The Portfolio remains positioned, in our view, to navigate this environment with the goal of achieving long-term, stable real returns while potentially offering protection on the downside.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2015	1 year	3 years	5 years	10 years	Lifetime

The International Equity Portfolio	–1.39%	+7.62%	+4.79%	+4.32%	+7.60%
MSCI EAFE Index (gross)	+0.37%	+8.48%	+5.28%	+4.53%	+5.80%
MSCI EAFE Index (net)	–0.07%	+8.02%	+4.81%	+4.05%	+5.40%

Portfolio profile
Oct. 31, 2015

Total net assets	Number of holdings
$358.4 million	56

Inception date
Feb. 4, 1992

  Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

29

Performance summary

Delaware Pooled® Trust — The International Equity Portfolio

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.86%.

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI EAFE Value Index, mentioned on page 27, is a subset of the MSCI EAFE Index, which measures equity market performance across developed market countries in Europe, Australasia, and the Far East. The MSCI EAFE Value Index consists of those securities classified by MSCI as most representing the value style.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent that the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

The Portfolio is presently closed to new investors.

Portfolio management review

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

October 31, 2015

For the fiscal year ended Oct. 31, 2015, Delaware Pooled Trust — The Labor Select International Equity Portfolio returned -0.98% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the MSCI EAFE Index, returned +0.37% (gross) and -0.07% (net) for the same period. Complete annualized performance for The Labor Select International Equity Portfolio is shown in the table on page 33.

The strong U.S. dollar hampered absolute performance as the MSCI EAFE Index return in local currencies was 9.1%.

The highlights of the Portfolio’s investment strategy include: a strong value stock orientation; overweight positions in selected European markets; an overweight position in the telecommunications, energy, and healthcare sectors; and underweight positions in financials, materials and industrial sectors. Given our value style, it’s worth noting that the MSCI EAFE Value Index returned -4.2% for the 12 months ended Oct. 31, 2015.

Much of the volatility during the Portfolio’s fiscal year resulted from diverging central bank policies, which had the net effect of weakening most international currencies. In the first half of 2015, equity markets performed relatively well — mainly due to improving economic data in Europe. However, elevated concerns over Greece pulled equity markets down in the final days of June. Markets also weakened significantly when the Chinese government unexpectedly devalued the renminbi on what was dubbed as “Black Monday,” Aug. 24. The implications reverberated across asset classes, and there was worldwide indiscriminate selling in equities. Markets finally recovered some poise in October to finish flat for the year.

Currency allocation decisions were unusually important during the fiscal year. The Swiss franc was one of the stronger performers, falling only 2.4%. Elsewhere, the British pound depreciated 3.5%, the Japanese yen declined 7.1%, the euro depreciated 11.8%, and the Australian dollar fell 18.8%. Overall, the Portfolio’s currency allocation strategies added value on a relative basis. The Portfolio’s overweight position in the Swiss franc and underweight position in the weak Australian dollar supported returns. Additionally, during the fiscal year we took profits and closed our defensive hedge out of the Australian dollar, as our analysis based on our purchasing power parity models indicated that the currency was no longer significantly overvalued.

A review of the relative strength of sectors over the last 12 months illustrates that consumer stocks that were beneficiaries of lower oil and other commodity prices produced the highest relative returns. The consumer staples sector achieved a 9.6% return, and the consumer discretionary sector gained 8.9%. The traditionally defensive healthcare and telecommunication sectors, and the services sector, also fared well on a relative basis (they were only down 5.4% and 4.8%, respectively). Meanwhile, intensified concerns about global economic growth weighed on returns of cyclically sensitive sectors. The industrial sector gained only 1.5% while the financial sector climbed 3.8%, held back by the weak returns from Australian banks. Not surprisingly, plummeting oil and commodities prices had a negative effect on companies in the utilities, materials, and energy sectors, which were down 4.8%, 12.5% and 21.3%, respectively.

In this environment, our bottom-up (stock by stock) selection discipline led to country and sector weightings that added to relative investment performance. Specifically, the Portfolio benefited from absolute and relative returns in Japan, the Netherlands, and Australia. Also, an overweight position in the telecommunication services sector and underweight position in the materials sector added to Portfolio returns. However, this was somewhat offset by the effect of stock selection in France and the industrial sector, and the Portfolio’s overweight exposure to the energy sector.

Again, it’s not surprising to us that the Portfolio’s energy- and power-related holdings were the largest detractors from relative investment returns. Vallourec, the French manufacturer of premium seamless fuel pipes, fell 76% after the oil price plummeted, reflecting a subdued outlook for oil demand and supply. Vallourec faces significant short-term challenges due to the decline in oil and gas drilling activity on the back of the weak oil price. At the current share price, we believe the stock is materially undervalued; therefore, we continue to hold the position.

RWE, the German utility, declined 64%, due to weak power prices, uncertainty about power generation taxes, and concerns that provisions for the decommissioning of nuclear power plants could be meaningfully insufficient. Its share price has been under pressure due to falling power prices in Germany. RWE has three valuable divisions: German and Czech electricity distribution, electric and gas supply operations in various European countries, and renewable power generation. We believe the stock is materially undervalued; for this reason, we continue to hold the position.

Also, Amec Foster Wheeler, the U.K. engineering services firm, fell 31% as the weak oil and gas environment put pressure on profit margins. The company’s share price has been weak for two reasons. First, its revenues are sensitive to capital expenditure by oil & gas companies, which have come under some pressure due to the lower oil price. Second, the company’s balance sheet became more stretched following the acquisition of Foster Wheeler in late 2014 —this led to the company’s recent decision to cut its dividend. We continue to like Amec Foster Wheeler’s business model and the relative resilience of earnings, and we believe the dividend now looks more sustainable.

On the positive side, the Portfolio benefited from the strong returns of Dutch food retailer Koninklijke Ahold. Its share price rose 40%, supported by resilient financial results, a dividend increase and share repurchase program, and favorable reaction to the announcement of

(continues)	31

Portfolio management review

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

a merger with Belgium-based Delhaize. Tokio Marine Holdings, the non-life insurer in Japan, presents a similar story. Here again, strong operational results, a share buyback program, and positive merger news drove the share price up 33.7%. Also, the German telecommunications operator Telefonica Deutschland Holding was up 38%, based on early synergistic results from the company’s acquisition of KPN’s German business, E-Plus.

For the last few years, the markets have gyrated between fear and euphoria as investors struggle to understand an economic outlook characterized by too much leverage and slow economic growth. Volatility is the inevitable result, particularly since policy decisions cannot create real economic growth on their own. The Portfolio remains positioned, in our view, to navigate this environment with the goal of achieving long-term, stable real returns while potentially offering protection on the downside.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2015	1 year	3 years	5 years	10 years	Lifetime

The Labor Select International Equity Portfolio	–0.98%	+7.13%	+4.34%	+4.09%	+7.25%
MSCI EAFE Index (gross)	+0.37%	+8.48%	+5.28%	+4.53%	+5.80%
MSCI EAFE Index (net)	–0.07%	+8.02%	+4.81%	+4.05%	+5.40%

Portfolio profile
Oct. 31, 2015

Total net assets	Number of holdings
$360.7 million	54

Inception date
Dec. 19, 1995

  Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

33

Performance summary

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.86%.

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI EAFE Value Index, mentioned on page 31, is a subset of the MSCI EAFE Index, which measures equity market performance across developed market countries in Europe, Australasia, and the Far East. The MSCI EAFE Value Index consists of those securities classified by MSCI as most representing the value style.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent that the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio

October 31, 2015

Delaware Pooled Trust — The Emerging Markets Portfolio returned -17.11% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2015. The Portfolio’s benchmark, the MSCI Emerging Markets Index, returned -14.22% (gross) and -14.53% (net). Complete annualized performance for The Emerging Markets Portfolio is shown in the table on page 36.

We saw a highly volatile environment for emerging market economies during the fiscal year. The effects of a strong U.S. dollar can hardly be overstated. For the majority of the countries in this asset class, weak currencies pummeled weak markets. In local currency terms, the return on this asset class for the fiscal year was essentially flat; however, translating these returns into dollars seemed to stifle performance.

The most obvious exception was China. The MSCI China Index is made up of companies listed on the Hong Kong exchange. These stocks didn’t suffer from the U.S. dollar’s strength given the peg of the Hong Kong dollar. Although China was one of the strongest-performing markets in the MSCI Emerging Markets Index, its return for the period (-9.4%), was less of a standout when compared with other countries’ returns in their local currencies. Markets that outperformed in their local currencies but experienced a severe U.S. dollar handicap included India (-3.8%), Korea (-1.5%), Taiwan (-7.8%), Mexico (-7.2%), Turkey (-23.3%), and South Africa (-10.6%) (returns are shown in U.S. dollars).

The slowing Chinese economy led to very weak commodity prices during the Portfolio’s fiscal year. Asian markets, in general, have benefited. Economies with a greater dependence on commodity exports, including Brazil, down 36.2% (the Brazilian real was down 30.8%), and Malaysia, down 21.7% (the ringgit fell 18.6%), fared comparatively worse.

In terms of country weightings, a significant factor in the Portfolio’s underperformance relative to its benchmark was an underweight positioning in China. Chinese financial companies, which make up approximately 9-10% of the benchmark, were particularly strong performers. The Portfolio held no exposure to Chinese financials during the fiscal year, due to our assessment of stocks’ valuations and risk exposures. Other country weightings that hurt relative performance were the Portfolio’s underweight in Korea and overweight in Malaysia.

India was a significant beneficiary of falling oil prices, which has helped ease both inflation and its current account deficit. The Portfolio’s overweight in India contributed to relative performance, as did the Portfolio’s overweight in Middle East markets, whose returns were shored up by their pegs to the U.S. dollar.

The sectors hit hardest during the fiscal year included energy (-9.1%) and materials (-15.3%). The Portfolio was underweighted both sectors, particularly materials, which helped relative performance. Emerging market sectors that outperformed the benchmark included consumer staples, consumer discretionary, information technology, and healthcare. The Portfolio’s overweights in the consumer sectors also contributed to returns. The Portfolio’s underweight in information technology — notably Chinese companies — detracted from benchmark-relative performance. We continue to find little value in this Chinese sector.

Two Brazilian holdings were among the largest drags on the Portfolio’s returns for the fiscal year. Iron ore company Vale was down approximately 55%. Vale struggled with falling ore prices as continued weakness in China coincided with increased iron ore supply; we were slightly overweight in this holding. Toll road operator CCR was down 56%. The company has shown sensitivity to rising interest rates on the back of imported inflation fueled by Brazil’s weak currency.

Another disappointment was Perusahaan Gas Negara Persero, the Indonesian natural gas transporter and distributor. The stock fell 50% as lower gas distribution volumes and a slowing Indonesian economy affected the company. AMMB Holdings, one of the Portfolio’s Malaysian bank holdings, declined 39% during the fiscal year. This was partly due to Malaysia’s currency woes. In addition, AMMB Holdings was associated with the political scandal involving Prime Minister Najib Razak, who was accused of embezzling state funds.

We still hold all the above stocks. We believe the precipitous falls create long-term value opportunities today.

A strong absolute and relative performer for the Portfolio was Mexican airport operator Grupo Aeroportuario del Pacifico (GAP). The stock gained 40% as rising passenger traffic supported healthy earnings. Solid operational results boosted China toll road operator Jiangsu Expressway, gaining approximately 25%. Another holding that contributed to both relative and absolute performance was Tupras Turkiye Petrol Rafinerileri, a Turkish oil refiner. It returned 22% on the back of improving gross refining margins. Finally, Qatar Electricity & Water, up 17.9%, turned in a solid operational performance. Qatar’s peg to the U.S. dollar also contributed to the stock’s returns.

Although value has underperformed growth during the fiscal year, we, as value managers, consider this an opportunity. Valuations are currently discounted to levels not seen in many years, particularly when viewed against those of developed markets. Many of the attributes of emerging markets that have the potential to drive long-term growth — including rising productivity, low labor costs, and a growing middle class — remain in place, in our view.

The views expressed are current as of the date of this report and subject to change.

35

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2015	1 year	3 years	5 years	10 years	Lifetime

The Emerging Markets Portfolio	–17.11%	–4.43%	–2.26%	+5.37%	+7.24%
MSCI Emerging Markets Index (gross)	–14.22%	–2.53%	–2.47%	+6.04%	+5.44%
MSCI Emerging Markets Index (net)	–14.53%	–2.87%	–2.80%	+5.70%	+5.16%

Portfolio profile
Oct. 31, 2015

Total net assets	Number of holdings
$172.7 million	88

Inception date
April 16, 1997

  Growth of $1,000,000

The performance graph assumes $1 million invested on Oct. 31, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

36

The most recent prospectus disclosed the Portfolio’s total operating expenses as 1.16%. The purchase reimbursement fee (0.55%) and redemption reimbursement fee (0.55%) are paid to the Portfolio. The fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the “Growth of $1,000,000” graph.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI China Index, mentioned on page 35, captures large-cap and mid-cap representation across China H shares, B shares, Red chips, and P chips. With 143 constituents, the index covers about 85% of the China equity universe.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Portfolio is presently closed to new investors.

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio II

October 31, 2015

For the fiscal year ended Oct. 31, 2015, Delaware Pooled Trust — The Emerging Markets Portfolio II returned -21.84% at net asset value (NAV) with all distributions reinvested. This result lagged the Portfolio’s benchmark, the MSCI Emerging Markets Index, which returned -14.22% (gross) and -14.53% (net) for the same period. Complete annualized performance for The Emerging Markets Portfolio II is shown in the table on page 39.

Emerging market equities fell sharply during the Portfolio’s fiscal year. Concerns about an overheated domestic Chinese equity market, lackluster economic growth across most emerging countries, and lack of progress in debt negotiations between Greece and its creditors contributed to declines in many emerging markets countries. In addition, slowing economic growth in China and the timing of interest rate increases in the United States contributed to heightened investor risk aversion, market volatility, and fund outflows.

During the fiscal year, Israel contributed the most to performance due to the Portfolio’s overweight position in Teva Pharmaceutical. Shares rose after the company announced a deal to buy the generics business Allergan. In Korea, shares of Lotte Chilsung Beverage benefited from the company’s market share gains in beer. The Portfolio’s position in Samsung Electronics outperformed in anticipation of increased capital returns to shareholders and relatively stable performance in its semiconductor business. Shares of KT&G also performed well as cigarette demand has been resilient, while the dividend remains attractive to us. In addition, the Portfolio’s underweight positions in Malaysia, Greece, Poland, and the United Arab Emirates contributed to relative performance as all of these markets underperformed.

In contrast, Brazil detracted the most from performance. Shares of consumer companies Hypermarcas and B2W Cia Digital and telecommunication operators Tim Participacoes and Telefonica Brasil declined as general economic weakness negatively affected consumers’ purchasing power. In addition, currency depreciation eroded revenue and profits in U.S. dollar terms. The slowdown in business travel and the weaker currency significantly affected airline Gol Linhas Aereas Inteligentes S.A. However, we believe that long-term competitiveness and franchise sustainability remain intact for all these companies and that they may be well-positioned for structural growth when the economy recovers.

Elsewhere, in China an underweight position in Tencent Holdings was unfavorable to the Portfolio’s performance in terms of asset allocation. In addition, a large overweight position in Baidu detracted from performance due to downward pressure on short-term earnings as the company has invested more heavily in future growth initiatives. The Portfolio’s position in PetroChina also detracted from performance as shares declined in sympathy with oil prices. We believe that the company remains well-positioned for long-term growth in gas consumption. Finally, the Portfolio’s underweight position in the financial sector hurt relative performance as the sector rallied on speculation about further policy stimuli to boost the economy.

In Mexico, underperformance primarily stemmed from the Portfolio’s investment in Cemex. Shares declined amid concerns about the company’s U.S. dollar-denominated debt. We believe the stock is undervalued compared to its assets. Additionally, in our view Cemex should see improving operations in Mexico and the U.S. due to greater pricing power in both countries.

Shares of Empresas ICA also declined due to disappointing earnings coupled with slow progress in reducing its debt through asset divestiture. ICA is one of the largest construction groups in Mexico, and we believe the company remains attractive if infrastructure construction needs in Mexico continue to be strong. A position in Grupo Televisa also detracted from Portfolio performance as recent advertising revenue has come in weaker than expected, raising questions about whether this is a cyclical or structural downturn. In addition, the correction in U.S. media stocks seems to have cast a cloud over the company’s proposed initial public offering of Univision. We believe, however, that Grupo Televisa’s ecosystem remains robust and that the company is well-positioned to benefit from long-term growth in consumption and income.

Among sectors, consumer staples contributed the most to performance due to the Portfolio’s positions in Lotte Chilsung and KT&G. On the negative side, the consumer discretionary sector detracted the most from performance due to B2W in Brazil and an underweight position in Naspers in South Africa.

Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, trading at what we believe to be significant discounts to their intrinsic value. We are particularly focused on companies that we think should benefit from long-term changes in how people in emerging markets live and work; sectors we currently favor include technology and telecommunications. In the short-term, global growth concerns are eclipsing fundamental valuation merits, in our opinion. However, we remain patient with our investments and continue to believe that companies with what we view as sound fundamentals have the potential to outperform over the long-term.

The views expressed are current as of the date of this report and subject to change.

38

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio II

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2015	1 year	3 years	5 years	Lifetime

The Emerging Markets Portfolio II	–21.84%	–1.25%	–2.78%	–0.24%
MSCI Emerging Markets Index (gross)	–14.22%	–2.53%	–2.47%	+5.44%
MSCI Emerging Markets Index (net)	–14.53%	–2.87%	–2.80%	+5.16%

Portfolio profile
Oct. 31, 2015

Total net assets	Number of holdings
$33.3 million	117

Inception date
June 23, 2010

  Growth of $1,000,000

The performance graph assumes $1 million invested on June 23, 2010, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio II

The most recent prospectus disclosed the Portfolio’s total operating expenses as 1.32%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2014, through Oct. 31, 2015,* in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 1.20% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

*The contractual waiver period is from Feb. 27, 2014 through Feb. 29, 2016.

Disclosure of Portfolio expenses

For the six-month period from May 1, 2015 to October 31, 2015 (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on The Emerging Markets Portfolio; and (2) ongoing costs, including management fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2015 to Oct. 31, 2015.

Actual Expenses

The first section of the table shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Certain of the Portfolios’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Pooled® Trust

Expense Analysis of an Investment of $1,000

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Annualized Expense Ratio	Expenses Paid During Period 5/1/15 to 10/31/15
Actual Portfolio return†
The Large-Cap Value Equity Portfolio	$1,000.00	$978.50	0.63%	$3.14
The Select 20 Portfolio	1,000.00	1,044.30	0.87%	4.48
The Large-Cap Growth Equity Portfolio	1,000.00	1,010.80	0.62%	3.14
The Focus Smid-Cap Growth Equity Portfolio	1,000.00	984.00	0.90%	4.50
The High-Yield Bond Portfolio	1,000.00	960.50	0.54%	2.67
The Core Plus Fixed Income Portfolio	1,000.00	992.30	0.43%	2.16
The International Equity Portfolio	1,000.00	928.30	0.88%	4.28
The Labor Select International Equity Portfolio	1,000.00	933.60	0.86%	4.19
The Emerging Markets Portfolio	1,000.00	851.80	1.18%	5.51
The Emerging Markets Portfolio II	1,000.00	833.70	1.20%	5.55

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Disclosure of Portfolio expenses

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Annualized Expense Ratio	Expenses Paid During Period 5/1/15 to 10/31/15
Hypothetical 5% return (5% return before expenses)
The Large-Cap Value Equity Portfolio	$1,000.00	$1,022.03	0.63%	$3.21
The Select 20 Portfolio	1,000.00	1,020.82	0.87%	4.43
The Large-Cap Growth Equity Portfolio	1,000.00	1,022.08	0.62%	3.16
The Focus Smid-Cap Growth Equity Portfolio	1,000.00	1,020.67	0.90%	4.58
The High-Yield Bond Portfolio	1,000.00	1,022.48	0.54%	2.75
The Core Plus Fixed Income Portfolio	1,000.00	1,023.04	0.43%	2.19
The International Equity Portfolio	1,000.00	1,020.77	0.88%	4.48
The Labor Select International Equity Portfolio	1,000.00	1,020.87	0.86%	4.38
The Emerging Markets Portfolio	1,000.00	1,019.26	1.18%	6.01
The Emerging Markets Portfolio II	1,000.00	1,019.16	1.20%	6.11

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocations

and top 10 equity holdings

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	98.85%
Consumer Discretionary	6.36%
Consumer Staples	11.90%
Energy	13.03%
Financials	12.09%
Healthcare	21.68%
Industrials	9.36%
Information Technology	12.23%
Materials	3.34%
Telecommunications	6.06%
Utilities	2.80%
Short-Term Investments	1.00%
Total Value of Securities	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Intel	3.35%
duPont (E.I.) deNemours	3.34%
Cisco Systems	3.22%
Johnson & Johnson	3.20%
Merck	3.19%
Lowe’s	3.19%
Quest Diagnostics	3.18%
Johnson Controls	3.17%
Northrop Grumman	3.17%
Kraft Heinz	3.14%

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Security type / sector allocations

and top 10 equity holdings

Delaware Pooled® Trust — The Select 20 Portfolio

As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Common Stock✧	97.99%
Consumer Discretionary	20.63%
Consumer Staples	3.07%
Financials	21.46%
Healthcare	13.32%
Information Technology*	29.70%
Office REIT	4.73%
Producer Durables	5.08%
Short-Term Investments	2.09%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%	)
Total Net Assets	100.00%

✧ Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

*	To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, computers, internet, semiconductors, and software. As of Oct. 31, 2015, such amounts, as a percentage of total net assets, were 4.18%, 6.54%, 6.67%, and 12.30%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the “Information Technology sector” for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Visa Class A	7.92%
Microsoft	6.74%
QUALCOMM	6.67%
Celgene	5.89%
Electronic Arts	5.57%
Liberty Interactive QVC Group Class A	5.19%
Intercontinental Exchange	5.15%
Zebra Technologies	5.08%
Crown Castle International	4.88%
Allergan	4.81%

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Common Stock✧	97.70%
Consumer Discretionary	17.66%
Consumer Staples	4.40%
Financials	21.23%
Healthcare	22.22%
Information Technology*	32.19%
Short-Term Investments	1.50%
Total Value of Securities	99.20%
Receivables and Other Assets Net of Liabilities	0.80%
Total Net Assets	100.00%

✧ Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

*    To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, internet, semiconductors, and software. As of Oct. 31, 2015, such amounts, as a percentage of total net assets, were 16.56%, 5.73%, and 9.90%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the “Information Technology sector” for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Celgene	5.79%
Visa Class A	5.76%
QUALCOMM	5.74%
Allergan	4.93%
MasterCard Class A	4.45%
Walgreens Boots Alliance	4.40%
Equinix	4.31%
Crown Castle International	4.21%
Liberty Interactive QVC Group Class A	4.15%
Microsoft	4.11%

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Security type / sector allocations

and top 10 equity holdings

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	97.40%
Consumer Discretionary	21.23%
Energy	3.73%
Financials	17.37%
Healthcare	10.48%
Information Technology	19.06%
Office REITs	5.19%
Producer Durables	14.56%
Utilities	5.78%
Short-Term Investments	1.93%
Total Value of Securities	99.33%
Receivables and Other Assets Net of Liabilities	0.67%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Heartland Payment Systems	6.25%
j2 Global	5.79%
MSCI Class A	5.47%
Blackbaud	5.30%
Graco	5.20%
Equity Commonwealth	5.19%
Zebra Technologies	5.11%
Sally Beauty Holdings	4.68%
Bio-Techne	4.60%
DineEquity	4.37%

Security type / sector allocations

Delaware Pooled® Trust — The High-Yield Bond Portfolio

As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	0.08%
Corporate Bonds	85.87%
Automobiles	0.88%
Banking	3.28%
Basic Industry	8.20%
Capital Goods	5.06%
Consumer Cyclical	4.84%
Consumer Non-Cyclical	5.87%
Energy	8.08%
Financials	1.61%
Healthcare	10.63%
Insurance	1.37%
Media	9.97%
Services	7.10%
Technology & Electronics	5.87%
Telecommunications	9.92%
Utilities	3.19%
Municipal Bond	0.27%
Senior Secured Loans	6.61%
Common Stock	0.00%
Preferred Stock	1.03%
Short-Term Investments	6.51%
Total Value of Securities	100.37%
Liabilities Net of Receivables and Other Assets	(0.37%	)
Total Net Assets	100.00%

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Security type / sector allocations

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.11%
Agency Collateralized Mortgage Obligations	1.78%
Agency Mortgage-Backed Securities	28.96%
Collateralized Debt Obligations	1.35%
Commercial Mortgage-Backed Securities	5.67%
Convertible Bonds	0.11%
Corporate Bonds	31.17%
Banking	4.75%
Basic Industry	1.70%
Brokerage	0.18%
Capital Goods	1.28%
Communications	4.22%
Consumer Cyclical	2.54%
Consumer Non-Cyclical	2.94%
Electric	5.81%
Energy	2.69%
Finance Companies	0.69%
Insurance	1.16%
REITs	0.94%
Services	0.26%
Technology	1.09%
Transportation	0.87%
Utilities	0.05%

Security type / sector	Percentage of net assets
Municipal Bonds	0.84%
Non-Agency Asset-Backed Securities	7.71%
Non-Agency Collateralized Mortgage Obligations	0.93%
Senior Secured Loans	4.84%
Sovereign Bonds	0.80%
Supranational Banks	0.10%
U.S. Treasury Obligations	13.44%
Convertible Preferred Stock	0.01%
Preferred Stock	0.21%
Short-Term Investments	13.74%
Total Value of Securities	111.77%
Liabilities Net of Receivables and Other Assets	(11.77%	)
Total Net Assets	100.00%

Security type / country and sector allocations

Delaware Pooled® Trust — The International Equity Portfolio

As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets

Common Stock	99.41%
Australia	1.25%
China	1.58%
Denmark	0.72%
France	6.84%
Germany	9.99%
Israel	0.54%
Italy	2.46%
Japan	17.50%
Netherlands	4.79%
Norway	0.30%
Singapore	5.81%
Spain	6.48%
Sweden	3.74%
Switzerland	13.19%
Taiwan	1.02%
United Kingdom	23.20%

Rights	0.01%

Short-Term Investments	0.37%

Total Value of Securities	99.79%

Receivables and Other Assets Net of Liabilities	0.21%

Total Net Assets	100.00%

Common stock by sector	Percentage of net assets

Consumer Discretionary	7.59%
Consumer Staples	14.53%
Energy	11.03%
Financials	11.42%
Healthcare	12.45%
Industrials	9.49%
Information Technology	9.17%
Materials	2.72%
Telecommunication Services	13.00%
Utilities	8.01%

Total	99.41%

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Security type / country and sector allocations

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets

Common Stock	98.87%
Australia	1.24%
Denmark	0.75%
France	6.95%
Germany	10.83%
Israel	0.71%
Japan	18.68%
Netherlands	5.55%
Norway	0.35%
Singapore	5.62%
Spain	6.68%
Sweden	3.70%
Switzerland	12.92%
United Kingdom	24.89%

Rights	0.01%

Short-Term Investments	0.79%

Total Value of Securities	99.67%

Receivables and Other Assets Net of Liabilities	0.33%

Total Net Assets	100.00%

Common stock by sector	Percentage of net assets

Consumer Discretionary	7.49%
Consumer Staples	15.25%
Energy	11.01%
Financials	11.40%
Healthcare	12.74%
Industrials	8.62%
Information Technology	8.40%
Materials	2.68%
Telecommunication Services	13.15%
Utilities	8.13%

Total	98.87%

Delaware Pooled® Trust — The Emerging Markets Portfolio

As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets

Common Stock	97.26%
Brazil	4.64%
Chile	2.35%
China	18.51%
Colombia	0.31%
India	10.35%
Indonesia	3.66%
Kazakhstan	0.41%
Malaysia	5.68%
Mexico	6.82%
Peru	1.31%
Philippines	1.82%
Qatar	2.82%
Republic of Korea	7.80%
Romania	0.48%
Russia	1.52%
South Africa	4.01%
Taiwan	14.27%
Thailand	1.42%
Turkey	2.34%
United Arab Emirates	1.45%
United Kingdom	3.57%
United States	1.72%

Preferred Stock	1.53%
Brazil	0.85%
Republic of Korea	0.68%

Short-Term Investments	0.45%

Total Value of Securities	99.24%

Receivables and Other Assets Net of Liabilities	0.76%

Total Net Assets	100.00%

Common and preferred stock by sector	Percentage of net assets

Consumer Discretionary	13.53%
Consumer Staples	11.07%
Energy	5.20%
Financials	22.35%
Healthcare	1.52%
Industrials	8.82%
Information Technology	14.09%
Materials	2.55%
Telecommunication Services	10.72%
Utilities	8.94%

Total	98.79%

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Security type / country and sector allocations

Delaware Pooled® Trust — The Emerging Markets Portfolio II

As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets

Common Stock	97.45%
Argentina	1.37%
Bahrain	0.03%
Brazil	11.17%
Chile	0.83%
China/Hong Kong	20.27%
Colombia	0.64%
India	8.89%
Indonesia	0.91%
Malaysia	0.31%
Mexico	6.83%
Netherlands	0.52%
Peru	0.22%
Poland	0.75%
Republic of Korea	25.91%
Russia	4.19%
South Africa	1.19%
Taiwan	7.20%
Thailand	1.24%
Turkey	1.68%
United Kingdom	0.10%
United States	3.20%

Preferred Stock	1.15%
Republic of Korea	1.15%

Short-Term Investments	1.24%

Total Value of Securities	99.84%

Receivables and Other Assets Net of Liabilities	0.16%

Total Net Assets	100.00%

Common and preferred stock by sector	Percentage of net assets

Consumer Discretionary	7.10%
Consumer Staples	13.45%
Energy	14.34%
Financials	10.49%
Industrials	2.77%
Information Technology	28.47%
Materials	7.36%
Telecommunication Services	14.54%
Utilities	0.08%

Total	98.60%

Schedules of investments

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

October 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 98.85%

Consumer Discretionary – 6.36%
Johnson Controls	150,600	$6,804,108
Lowe’s	92,700	6,844,041

		13,648,149

Consumer Staples – 11.90%
Archer-Daniels-Midland	136,100	6,214,326
CVS Health	60,900	6,015,702
Kraft Heinz	86,433	6,739,181
Mondelez International	142,500	6,577,800

		25,547,009

Energy – 13.03%
Chevron	65,300	5,934,464
ConocoPhillips	105,600	5,633,760
Halliburton	145,100	5,568,938
Marathon Oil	247,400	4,547,212
Occidental Petroleum	84,300	6,283,722

		27,968,096

Financials – 12.09%
Allstate	103,600	6,410,768
Bank of New York Mellon	158,700	6,609,855
BB&T	174,900	6,497,535
Marsh & McLennan	115,700	6,449,118

		25,967,276

Healthcare – 21.68%
Baxalta	192,800	6,643,888
Cardinal Health	79,000	6,493,800
Express Scripts Holding †	74,110	6,401,622
Johnson & Johnson	68,100	6,880,143
Merck	125,500	6,859,830
Pfizer	190,711	6,449,846
Quest Diagnostics	100,500	6,828,975

		46,558,104

Industrials – 9.36%
Northrop Grumman	36,200	6,796,550
Raytheon	57,300	6,727,020
Waste Management	122,100	6,564,096

		20,087,666

Information Technology – 12.23%
CA	226,836	6,285,625
Cisco Systems	239,500	6,909,575
Intel	212,300	7,188,478
Xerox	626,000	5,878,140

		26,261,818

	Number of shares	Value (U.S. $)

Common Stock (continued)

Materials – 3.34%
duPont (E.I.) deNemours	113,100	$7,170,540

		7,170,540

Telecommunications – 6.06%
AT&T	190,800	6,393,708
Verizon Communications	141,400	6,628,832

		13,022,540

Utilities – 2.80%
Edison International	99,500	6,021,740

		6,021,740

Total Common Stock (cost $206,754,347)		212,252,938

	Principal amount°

Short-Term Investments – 1.00%

Discount Notes – 0.63%≠
Federal Home Loan Bank
0.105% 11/3/15	178,126	178,126
0.12% 1/4/16	189,859	189,833
0.12% 1/25/16	88,674	88,657
0.14% 2/18/16	160,165	160,112
0.155% 2/3/16	125,363	125,328
0.17% 1/21/16	111,644	111,624
0.18% 2/26/16	108,634	108,596
0.18% 3/7/16	99,416	99,355
0.185% 1/19/16	60,667	60,656
0.19% 3/22/16	131,998	131,908
0.195% 12/2/15	85,925	85,923
0.295% 3/2/16	29,363	29,346

		1,369,464

Repurchase Agreements – 0.37%
Bank of America Merrill Lynch 0.04%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $133,011 (collateralized by U.S. government obligations 3.625% 8/15/43; market value $135,671)	133,011	133,011

(continues)	53

Schedules of investments

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
Bank of Montreal 0.05%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $66,506 (collateralized by U.S. government obligations 2.00%–4.50% 8/15/25–8/15/45; market value $67,835)	66,505	$66,505
BNP Paribas 0.06%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $591,839 (collateralized by U.S. government obligations 0.00%–8.50% 2/29/16–11/15/44; market value $603,673)	591,836	591,836

		791,352

Total Short-Term Investments (cost $2,160,665)		2,160,816

Total Value of Securities – 99.85%
(cost $208,915,012)		$214,413,754

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Select 20 Portfolio

October 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 97.99%²

Consumer Discretionary – 20.63%
Discovery Communications Class A †	96,904	$2,852,854
eBay †	132,535	3,697,727
L Brands	42,905	4,118,022
Liberty Interactive QVC Group Class A †	177,476	4,857,518
TripAdvisor †	45,250	3,791,045

		19,317,166

Consumer Staples – 3.07%
Walgreens Boots Alliance	33,915	2,871,922

		2,871,922

Financials – 21.46%
Crown Castle International	53,490	4,571,255
Intercontinental Exchange	19,095	4,819,578
PayPal Holdings †	91,296	3,287,569
Visa Class A	95,592	7,416,027

		20,094,429

Healthcare – 13.32%
Allergan †	14,608	4,506,130
Biogen †	8,424	2,447,256
Celgene †	44,915	5,511,520

		12,464,906

Information Technology – 29.70%
Alphabet Class A †	4,225	3,115,473
Alphabet Class C †	4,231	3,007,437
Electronic Arts †	72,300	5,210,661
Microsoft	119,805	6,306,535
QUALCOMM	105,165	6,248,904
VeriFone Systems †	129,925	3,915,939

		27,804,949

Office REIT – 4.73%
Equity Commonwealth	154,180	4,426,508

		4,426,508

Producer Durables – 5.08%
Zebra Technologies †	61,881	4,758,649

		4,758,649

Total Common Stock (cost $66,362,295)		91,738,529

	Principal amount°	Value (U.S. $)

Short-Term Investments – 2.09%

Discount Notes – 1.92%≠
Federal Home Loan Bank
0.12% 1/4/16	429,870	$429,810
0.12% 1/25/16	17,634	17,631
0.155% 2/3/16	283,841	283,761
0.17% 1/21/16	321,867	321,809
0.18% 2/26/16	250,233	250,145
0.18% 3/7/16	225,092	224,954
0.185% 1/19/16	166,745	166,716
0.19% 3/22/16	24,055	24,038
0.295% 3/2/16	80,704	80,657

		1,799,521

Repurchase Agreements – 0.17%
Bank of America Merrill Lynch 0.04%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $26,451 (collateralized by U.S. government obligations 3.625% 8/15/43; market value $26,980)	26,451	26,451
Bank of Montreal 0.05%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $13,226 (collateralized by U.S. government obligations 2.00%–4.50% 8/15/25–8/15/45; market value $13,490)	13,225	13,225
BNP Paribas 0.06%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $117,695 (collateralized by U.S. government obligations 0.00%–8.50% 2/29/16–11/15/44; market value $120,049)	117,695	117,695

		157,371

Total Short-Term Investments (cost $1,956,622)		1,956,892

Total Value of Securities – 100.08%
(cost $68,318,917)		$93,695,421

(continues)	55

Schedules of investments

Delaware Pooled® Trust — The Select 20 Portfolio

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

October 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 97.70%²

Consumer Discretionary – 17.66%
Discovery Communications Class A †	80,566	$2,371,863
Discovery Communications Class C †	144,461	3,975,567
eBay †	372,857	10,402,710
L Brands	105,022	10,080,012
Liberty Interactive QVC Group Class A †	475,324	13,009,618
NIKE Class B	65,188	8,541,584
TripAdvisor †	83,250	6,974,685

		55,356,039

Consumer Staples – 4.40%
Walgreens Boots Alliance	162,969	13,800,215

		13,800,215

Financials – 21.23%
Crown Castle International	154,616	13,213,483
Intercontinental Exchange	40,109	10,123,512
MasterCard Class A	140,949	13,952,541
PayPal Holdings †	311,257	11,208,365
Visa Class A	232,609	18,045,806

		66,543,707

Healthcare – 22.22%
Allergan †	50,101	15,454,655
Biogen †	36,806	10,692,511
Celgene †	147,891	18,147,705
DENTSPLY International	57,293	3,486,279
Novo Nordisk ADR	185,020	9,839,364
Sirona Dental Systems †	31,364	3,422,753
Valeant Pharmaceuticals International †	91,823	8,610,243

		69,653,510

Information Technology – 32.19%
Alphabet Class A †	15,142	11,165,559
Alphabet Class C †	12,189	8,664,063
Baidu ADR †	49,329	9,247,708
Electronic Arts †	168,350	12,132,985
Equinix	45,558	13,516,147
Facebook Class A †	78,592	8,014,026
Intuit	61,912	6,032,086
Microsoft	244,553	12,873,270
QUALCOMM	302,611	17,981,146

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Information Technology (continued)
Yelp †	58,821	$1,308,767

		100,935,757

Total Common Stock (cost $244,806,736)		306,289,228

	Principal amount°

Short-Term Investments – 1.50%

Discount Notes – 1.50%≠
Federal Home Loan Bank
0.107% 11/3/15	24,977	24,977
0.12% 1/4/16	1,206,555	1,206,386
0.14% 2/18/16	364,766	364,645
0.155% 2/3/16	796,684	796,457
0.17% 1/21/16	522,984	522,891
0.18% 2/26/16	938,940	938,608
0.18% 3/7/16	631,787	631,400
0.185% 1/19/16	74,667	74,654
0.195% 12/2/15	105,754	105,751
0.295% 3/2/16	36,139	36,118

		4,701,887

Total Short-Term Investments (cost $4,701,283)		4,701,887

Total Value of Securities – 99.20%
(cost $249,508,019)		$310,991,115

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

57

Schedules of investments

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

October 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 97.40%

Consumer Discretionary – 21.23%
DineEquity	26,916	$2,246,140
Dunkin’ Brands Group	40,517	1,677,809
Liberty TripAdvisor Holdings Class A †	22,967	716,341
Outfront Media	84,198	1,987,915
Pandora Media †	60,417	695,400
Quotient Technology †	62,003	343,497
Sally Beauty Holdings †	102,306	2,405,214
Shutterstock †	29,746	847,166

		10,919,482

Energy – 3.73%
Core Laboratories (Netherlands)	16,491	1,918,398

		1,918,398

Financials – 17.37%
Affiliated Managers Group †	8,716	1,571,146
Heartland Payment Systems	43,458	3,215,892
LendingClub †	55,184	782,509
MSCI Class A	42,005	2,814,335
WisdomTree Investments	28,691	551,728

		8,935,610

Healthcare – 10.48%
ABIOMED †	24,376	1,795,536
athenahealth †	8,070	1,230,271
Bio-Techne	26,839	2,367,200

		5,393,007

Information Technology – 19.06%
Arista Networks †	12,701	819,341
Blackbaud	43,506	2,727,391
Ellie Mae †	11,342	827,739
Logitech International Class R	116,308	1,711,796
NIC	68,811	1,305,345
VeriFone Systems †	68,880	2,076,043
Yelp †	15,102	336,019

		9,803,674

Office REITs – 5.19%
Equity Commonwealth	93,075	2,672,183

		2,672,183

Producer Durables – 14.56%
Expeditors International of Washington	43,858	2,183,690

	Number of shares	Value (U.S. $)

Common Stock (continued)

Producer Durables (continued)
Graco	36,460	$2,676,164
Zebra Technologies †	34,185	2,628,827

		7,488,681

Utilities – 5.78%
j2 Global	38,375	2,975,981

		2,975,981

Total Common Stock (cost $38,479,449)		50,107,016

	Principal amount°

Short-Term Investments – 1.93%

Discount Notes – 1.61%≠
Federal Home Loan Bank
0.104% 11/3/15	81,308	81,308
0.12% 1/4/16	46,171	46,165
0.12% 1/25/16	18,440	18,437
0.14% 2/18/16	53,716	53,699
0.155% 2/3/16	30,487	30,478
0.17% 1/21/16	53,842	53,833
0.18% 2/26/16	280,344	280,245
0.18% 3/7/16	24,177	24,162
0.185% 1/19/16	71,840	71,828
0.19% 3/22/16	29,373	29,353
0.195% 12/2/15	101,750	101,747
0.295% 3/2/16	34,771	34,750

		826,005

Repurchase Agreements – 0.32%
Bank of America Merrill Lynch 0.04%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $27,660 (collateralized by U.S. government obligations 3.625% 8/15/43; market value $28,213)	27,660	27,660
Bank of Montreal 0.05%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $13,830 (collateralized by U.S. government obligations 2.00%–4.50% 8/15/25–8/15/45; market value $14,107)	13,830	13,830

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.06%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $123,075 (collateralized by U.S. government obligations 0.00%–8.50% 2/29/16–11/15/44; market value $125,536)	123,075	$123,075

		164,565

Total Short-Term Investments (cost $990,431)		990,570

Total Value of Securities – 99.33%
(cost $39,469,880)		$51,097,586

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

October 31, 2015

	Principal amount°	Value (U.S. $)

Convertible Bond – 0.08%

Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40 #	153,000	$157,973

Total Convertible Bond (cost $156,251)		157,973

Corporate Bonds – 85.87%

Automobiles – 0.88%
Gates Global 144A 6.00% 7/15/22 #	880,000	710,600
International Automotive Components Group 144A 9.125% 6/1/18 #	721,000	731,815
Meritor 6.75% 6/15/21	375,000	372,187

		1,814,602

Banking – 3.28%
Credit Suisse Group 144A 7.50% 12/29/49 #●	1,260,000	1,332,884
ING Groep 6.50% 12/29/49 ●	785,000	758,997
JPMorgan Chase 6.75% 1/29/49 ●	1,045,000	1,135,131
Lloyds Banking Group 7.50% 4/30/49 ●	895,000	953,175
Popular 7.00% 7/1/19	993,000	971,899
Royal Bank of Scotland Group 8.00% 12/29/49 ●	1,010,000	1,057,975
Societe Generale 144A 8.00% 9/29/49 #●	540,000	546,498

		6,756,559

Basic Industry – 8.20%
AK Steel
7.625% 5/15/20 @	722,000	379,050
7.625% 10/1/21	410,000	196,800
ArcelorMittal
5.125% 6/1/20	225,000	216,774
6.125% 6/1/25	255,000	220,493
6.25% 3/1/21	225,000	213,609
Berry Plastics 144A 6.00% 10/15/22 #	755,000	792,750
BHP Billiton Finance USA 144A 6.25% 10/19/75 #●	805,000	824,119
Blue Cube Spinco 144A 10.00% 10/15/25 #	375,000	408,750
Builders FirstSource
144A 7.625% 6/1/21 #	758,000	811,060
144A 10.75% 8/15/23 #	985,000	1,021,937

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Cemex 144A 7.25% 1/15/21 #	1,020,000	$1,048,050
Chemours
144A 6.625% 5/15/23 #	325,000	243,344
144A 7.00% 5/15/25 #	755,000	564,363
CPG Merger Sub 144A 8.00% 10/1/21 #	600,000	613,500
FMG Resources August 2006 144A 9.75% 3/1/22 #	520,000	518,700
Hexion
6.625% 4/15/20	625,000	532,813
10.00% 4/15/20	380,000	361,950
Joseph T Ryerson & Son
9.00% 10/15/17	582,000	509,250
11.25% 10/15/18 @	204,000	178,500
Kissner Milling 144A 7.25% 6/1/19 #	365,000	371,844
Lundin Mining 144A 7.875% 11/1/22 #	1,075,000	1,080,160
NCI Building Systems 144A 8.25% 1/15/23 #	405,000	431,325
New Gold
144A 6.25% 11/15/22 #	605,000	521,813
144A 7.00% 4/15/20 #	370,000	346,413
Norbord 144A 6.25% 4/15/23 #	305,000	308,050
Rayonier AM Products 144A 5.50% 6/1/24 #	1,125,000	894,375
Steel Dynamics 5.50% 10/1/24	870,000	861,300
Summit Materials 6.125% 7/15/23	400,000	400,000
TPC Group 144A 8.75% 12/15/20 #	1,745,000	1,435,437
Tronox Finance 144A 7.50% 3/15/22 #	535,000	379,850
Wise Metals Intermediate Holdings 144A PIK 9.75% 6/15/19 #T	237,000	221,299

		16,907,678

Capital Goods – 5.06%
Accudyne Industries Borrower 144A 7.75% 12/15/20 #	265,000	231,213
Ardagh Packaging Finance 144A 6.00% 6/30/21 #	840,000	827,400
BWAY Holding 144A 9.125% 8/15/21 #	1,330,000	1,300,075
Gardner Denver 144A 6.875% 8/15/21 #	2,309,000	2,008,830

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
KLX 144A 5.875% 12/1/22 #	1,065,000	$1,092,290
Milacron 144A 7.75% 2/15/21 #	235,000	242,050
Plastipak Holdings 144A 6.50% 10/1/21 #	1,250,000	1,243,750
Reynolds Group Issuer 8.25% 2/15/21	635,000	662,781
Signode Industrial Group 144A 6.375% 5/1/22 #	1,080,000	1,017,900
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	990,000	1,004,850
TransDigm
6.00% 7/15/22	225,000	228,375
6.50% 7/15/24	565,000	577,713

		10,437,227

Consumer Cyclical – 4.84%
American Tire Distributors 144A 10.25% 3/1/22 #	1,020,000	1,035,300
Beacon Roofing Supply 144A 6.375% 10/1/23 #	395,000	417,713
Boyd Gaming 6.875% 5/15/23	1,015,000	1,080,975
Caesars Growth Properties Holdings 9.375% 5/1/22	440,000	366,300
Caleres 144A 6.25% 8/15/23 #	580,000	588,700
L Brands 144A 6.875% 11/1/35 #	1,030,000	1,073,775
Midas Intermediate Holdco II 144A 7.875% 10/1/22 #	450,000	445,500
Mohegan Tribal Gaming Authority 144A 9.75% 9/1/21 #	435,000	450,225
Neiman Marcus Group 144A PIK 8.75% 10/15/21 #T	1,470,000	1,534,239
Party City Holdings 144A 6.125% 8/15/23 #	270,000	279,450
PF Chang’s China Bistro 144A 10.25% 6/30/20 #	429,000	401,115
Rite Aid 144A 6.125% 4/1/23 #	1,125,000	1,216,406
Tempur Sealy International 144A 5.625% 10/15/23 #	310,000	326,275
Wynn Las Vegas 144A 5.50% 3/1/25 #	800,000	753,840

		9,969,813

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical – 5.87%
Avis Budget Car Rental 144A 5.25% 3/15/25 #	1,115,000	$1,115,000
Cott Beverages
5.375% 7/1/22	255,000	254,363
6.75% 1/1/20	365,000	387,813
ExamWorks Group 5.625% 4/15/23	1,125,000	1,174,219
JBS Investments
144A 7.25% 4/3/24 #	230,000	237,475
144A 7.75% 10/28/20 #	579,000	619,819
JBS USA 144A 5.75% 6/15/25 #	2,120,000	2,061,700
Kronos Acquisition Holdings 144A 9.00% 8/15/23 #	1,140,000	1,091,550
Post Holdings
7.375% 2/15/22	695,000	734,858
144A 7.75% 3/15/24 #	750,000	800,625
Prestige Brands 144A 5.375% 12/15/21 #	450,000	452,250
Spectrum Brands
144A 6.125% 12/15/24 #	925,000	1,001,313
6.625% 11/15/22	416,000	456,560
SUPERVALU 7.75% 11/15/22	1,290,000	1,275,423
Visant 10.00% 10/1/17	425,000	438,813

		12,101,781

Energy – 8.08%
Baytex Energy 144A 5.625% 6/1/24 #	565,000	468,950
California Resources
5.50% 9/15/21	750,000	519,375
6.00% 11/15/24	140,000	95,725
Calumet Specialty Products Partners 7.625% 1/15/22	1,135,000	1,100,950
Chesapeake Energy
4.875% 4/15/22	890,000	556,250
5.75% 3/15/23	425,000	269,875
6.125% 2/15/21	290,000	191,371
6.50% 8/15/17	205,000	189,369
Comstock Resources 144A 10.00% 3/15/20 #	1,005,000	660,787
CSI Compressco 7.25% 8/15/22	675,000	563,625
Energy Transfer Equity 5.875% 1/15/24	745,000	725,462
EP Energy 6.375% 6/15/23	700,000	533,750
Exterran Partners 6.00% 4/1/21	390,000	339,300

(continues)	61

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Genesis Energy
5.75% 2/15/21	665,000	$625,100
6.00% 5/15/23	395,000	361,425
6.75% 8/1/22	315,000	308,700
Halcon Resources 144A 8.625% 2/1/20 #	1,150,000	996,187
Laredo Petroleum
5.625% 1/15/22	375,000	354,375
7.375% 5/1/22	521,000	517,093
MarkWest Energy Partners
4.875% 12/1/24	430,000	407,963
5.50% 2/15/23	530,000	524,700
Murphy Oil USA 6.00% 8/15/23	990,000	1,049,400
Northern Oil & Gas 8.00% 6/1/20	720,000	599,040
NuStar Logistics 6.75% 2/1/21	890,000	927,635
Oasis Petroleum 6.875% 3/15/22	1,075,000	921,813
PDC Energy 7.75% 10/15/22	535,000	540,350
Pioneer Energy Services 6.125% 3/15/22	910,000	527,800
Rose Rock Midstream 144A 5.625% 11/15/23 #	300,000	256,500
Targa Resources Partners 144A 6.75% 3/15/24 #	1,050,000	1,034,250
Transocean
4.30% 10/15/22	235,000	154,775
6.875% 12/15/21	405,000	321,469

		16,643,364

Financials – 1.61%
Communications Sales & Leasing
144A 6.00% 4/15/23 #	485,000	472,875
8.25% 10/15/23	335,000	311,383
ESH Hospitality 144A 5.25% 5/1/25 #	460,000	464,002
Infinity Acquisition 144A 7.25% 8/1/22 #	490,000	441,000
Iron Mountain 144A 6.00% 10/1/20 #	445,000	472,813
James Hardie International Finance 144A 5.875% 2/15/23 #	1,115,000	1,159,600

		3,321,673

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare – 10.63%
Community Health Systems 6.875% 2/1/22	2,915,000	$2,951,437
DaVita HealthCare Partners
5.00% 5/1/25	1,265,000	1,258,925
5.125% 7/15/24	1,065,000	1,082,972
HCA 5.375% 2/1/25	3,050,000	3,141,500
HealthSouth
5.75% 11/1/24	365,000	366,825
144A 5.75% 11/1/24 #	500,000	502,500
144A 5.75% 9/15/25 #	470,000	470,294
Hill-Rom Holdings 144A 5.75% 9/1/23 #	525,000	538,125
IASIS Healthcare 8.375% 5/15/19	1,895,000	1,942,375
Immucor 11.125% 8/15/19	2,467,000	2,541,010
Kinetic Concepts
10.50% 11/1/18	283,000	299,527
12.50% 11/1/19	900,000	957,375
Mallinckrodt International Finance
4.75% 4/15/23	80,000	70,000
144A 5.50% 4/15/25 #	540,000	493,932
144A 5.625% 10/15/23 #	505,000	479,119
Sterigenics-Nordion Holdings 144A 6.50% 5/15/23 #	875,000	882,656
Tenet Healthcare
6.75% 6/15/23	410,000	408,975
8.125% 4/1/22	1,685,000	1,790,313
Valeant Pharmaceuticals International
144A 5.875% 5/15/23 #	180,000	152,437
144A 6.125% 4/15/25 #	1,320,000	1,117,050
144A 6.75% 8/15/18 #	480,000	465,648

		21,912,995

Insurance – 1.37%
HUB International 144A 7.875% 10/1/21 #	1,185,000	1,185,000
USI 144A 7.75% 1/15/21 #	1,035,000	1,038,881
XLIT 6.50% 10/29/49 ●	750,000	600,150

		2,824,031

Media – 9.97%
Altice 144A 7.75% 5/15/22 #	765,000	738,225
Altice US Finance 144A 7.75% 7/15/25 #	875,000	844,375
CCO Holdings 144A 5.375% 5/1/25 #	950,000	942,875

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Media (continued)
CCO Safari II 144A 4.908% 7/23/25 #	400,000	$407,205
Clear Channel Worldwide Holdings 7.625% 3/15/20	690,000	718,463
Columbus International 144A 7.375% 3/30/21 #	495,000	516,656
CSC Holdings 5.25% 6/1/24	886,000	781,443
DISH DBS 5.875% 11/15/24	770,000	738,430
Gray Television 7.50% 10/1/20	2,564,000	2,685,662
Midcontinent Communications & Midcontinent Finance 144A 6.875% 8/15/23 #	270,000	277,763
Neptune Finco
144A 6.625% 10/15/25 #	490,000	516,950
144A 10.125% 1/15/23 #	390,000	413,400
144A 10.875% 10/15/25 #	330,000	353,100
Nexstar Broadcasting 144A 6.125% 2/15/22 #	110,000	110,275
Numericable-SFR 144A 6.00% 5/15/22 #	1,050,000	1,055,250
RCN Telecom Services 144A 8.50% 8/15/20 #	715,000	754,325
Sinclair Television Group 144A 5.625% 8/1/24 #	1,515,000	1,490,381
Sirius XM Radio 144A 5.375% 4/15/25 #	830,000	851,787
Tribune Media 144A 5.875% 7/15/22 #	1,030,000	1,060,900
Univision Communications 144A 8.50% 5/15/21 #	1,115,000	1,169,356
VTR Finance 144A 6.875% 1/15/24 #	1,995,000	1,935,150
WideOpenWest Finance
10.25% 7/15/19	1,780,000	1,784,450
13.375% 10/15/19 @	400,000	409,000

		20,555,421

Services – 7.10%
AECOM 144A 5.875% 10/15/24 #	485,000	502,581
Air Medical Merger Sub 144A 6.375% 5/15/23 #	1,745,000	1,596,675
Algeco Scotsman Global Finance
144A 8.50% 10/15/18 #	1,110,000	974,025
144A 10.75% 10/15/19 #	260,000	144,300

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Services (continued)
Blue Coat Holdings 144A 8.375% 6/1/23 #	850,000	$884,000
BlueLine Rental Finance 144A 7.00% 2/1/19 #	610,000	618,387
Covanta Holding 5.875% 3/1/24	325,000	324,187
GEO Group
5.125% 4/1/23	265,000	261,025
5.875% 10/15/24	435,000	441,525
Mattamy Group 144A 6.50% 11/15/20 #	1,375,000	1,360,390
MGM Resorts International 6.00% 3/15/23	1,760,000	1,790,800
Navios South American Logistics 144A 7.25% 5/1/22 #	1,145,000	967,525
OPE KAG Finance Sub 144A 7.875% 7/31/23 #	680,000	708,900
Pinnacle Entertainment 7.75% 4/1/22	210,000	233,625
United Rentals North America
5.50% 7/15/25	1,050,000	1,051,313
5.75% 11/15/24	1,645,000	1,677,900
Univar USA 144A 6.75% 7/15/23 #	345,000	342,413
Vander Intermediate Holding II 144A PIK 9.75% 2/1/19 #T	335,000	291,450
XPO Logistics 144A 6.50% 6/15/22 #	510,000	457,087

		14,628,108

Technology & Electronics – 5.87%
CommScope 144A 5.50% 6/15/24 #	1,025,000	1,018,594
CommScope Technologies Finance 144A 6.00% 6/15/25 #	690,000	702,075
Emdeon 144A 6.00% 2/15/21 #	715,000	703,381
Entegris 144A 6.00% 4/1/22 #	755,000	780,481
First Data
144A 5.375% 8/15/23 #	715,000	729,300
144A 7.00% 12/1/23 #	2,730,000	2,784,600
11.25% 1/15/21	805,000	891,699
11.75% 8/15/21	2,260,000	2,582,050

(continues)	63

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology & Electronics (continued)
Infor US
144A 5.75% 8/15/20 #	340,000	$347,650
144A 6.50% 5/15/22 #	1,060,000	1,007,000
Micron Technology
144A 5.25% 1/15/24 #	415,000	398,400
144A 5.625% 1/15/26 #	165,000	155,513

		12,100,743

Telecommunications – 9.92%
CenturyLink 6.75% 12/1/23	1,085,000	1,080,823
Cogent Communications Finance 144A 5.625% 4/15/21 #	860,000	817,000
Cogent Communications Group 144A 5.375% 3/1/22 #	230,000	227,700
Digicel 144A 6.75% 3/1/23 #	200,000	181,000
Digicel Group 144A 8.25% 9/30/20 #	2,715,000	2,416,350
Frontier Communications
144A 10.50% 9/15/22 #	640,000	665,600
144A 11.00% 9/15/25 #	870,000	914,039
Hughes Satellite Systems 7.625% 6/15/21	439,000	480,156
Intelsat Jackson Holdings
7.25% 4/1/19	80,000	75,400
7.50% 4/1/21	200,000	181,500
Intelsat Luxembourg
7.75% 6/1/21	1,710,000	1,017,450
8.125% 6/1/23 @	1,915,000	1,144,213
Level 3 Communications 5.75% 12/1/22	1,020,000	1,048,050
Level 3 Financing 144A 5.375% 5/1/25 #	1,345,000	1,353,406
Sable International Finance 144A 6.875% 8/1/22 #	790,000	807,775
Sprint
7.125% 6/15/24	2,120,000	1,866,925
7.25% 9/15/21	980,000	902,825
7.875% 9/15/23	1,010,000	936,775
Sprint Capital 6.90% 5/1/19	280,000	269,500
T-Mobile USA
6.00% 3/1/23	645,000	644,597
6.375% 3/1/25	470,000	473,525
West 144A 5.375% 7/15/22 #	395,000	377,719
Wind Acquisition Finance 144A 7.375% 4/23/21 #	970,000	979,700

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Telecommunications (continued)
Zayo Group 144A 6.00% 4/1/23 #	1,555,000	$1,589,210

		20,451,238

Utilities – 3.19%
AES 5.50% 4/15/25	720,000	673,200
AES Gener 144A 8.375% 12/18/73 #●	400,000	416,000
Calpine
5.375% 1/15/23	885,000	850,706
5.50% 2/1/24	385,000	367,675
DPL 6.75% 10/1/19	555,000	571,650
Dynegy
5.875% 6/1/23	395,000	371,300
7.375% 11/1/22	340,000	342,550
7.625% 11/1/24	1,110,000	1,118,325
Enel 144A 8.75% 9/24/73 #●	820,000	947,100
GenOn Energy
7.875% 6/15/17	420,000	391,650
9.875% 10/15/20	630,000	525,263

		6,575,419

Total Corporate Bonds (cost $184,390,762)		177,000,652

Municipal Bond – 0.27%

City of Chicago, Illinois (Taxable Build America Bond) Series B 7.75% 1/1/42	550,000	567,028

Total Municipal Bond (cost $541,457)		567,028

Senior Secured Loans – 6.61%«

21st Century Oncology Tranche B 1st Lien 6.50% 4/30/22 @	374,063	359,100
Accudyne Industries (Hamilton Sundstrand Industrial) 1st Lien 4.00% 12/13/19 @	660,000	608,300
Applied Systems 2nd Lien 7.50% 1/23/22 @	983,640	967,246
Atkore International 2nd Lien 7.75% 10/9/21 @	475,000	419,187
Avaya 1st Lien 4.823% 10/26/17 @	880,043	726,035
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20 @	1,385,000	1,353,145

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Drillship Ocean Ventures Tranche B 1st Lien 5.50% 7/25/21 @	531,463	$345,894
Flint Group 2nd Lien 8.25% 9/7/22 @	700,000	690,667
FMG Resources August 2006 1st Lien 3.75% 6/30/19 @	958,575	814,549
Green Energy Partners (Panda Stonewall) Tranche B 1st Lien 6.50% 11/13/21 @	179,000	174,525
iHeartCommunications Tranche D 1st Lien 6.938% 1/30/19 @	3,600,000	3,025,285
KIK Custom Products 1st Lien 6.00% 8/26/22 @	455,000	445,758
Marina District Finance Tranche B 1st Lien 6.50% 8/15/18 @	902,557	905,750
Mauser Holding 2nd Lien 8.75% 7/31/22 @	363,000	343,943
Moxie Patriot Tranche B1 1st Lien 6.75% 12/19/20 @	236,000	225,380
Pabst Blue Ribbon 1st Lien 5.75% 11/13/21 @	280,000	280,467
Pabst Blue Ribbon 2nd Lien 9.25% 11/13/22 @	185,000	181,994
Panda Liberty Tranche B 1st Lien 7.50% 8/21/20 @	276,000	264,960
Penney (J.C.) 1st Lien 6.00% 5/22/18 @	962,538	960,733
Rite Aid 2nd Lien 5.75% 8/21/20 @	295,000	297,950
Solenis International 2nd Lien 7.75% 7/31/22 @	250,000	235,833

Total Senior Secured Loans (cost $14,035,925)		13,626,701

	Number of shares

Common Stock – 0.00%

Century Communications =†	60,000	0

Total Common Stock (cost $1,816)		0

Preferred Stock – 1.03%

Ally Financial
144A 7.00% #	951	973,972
8.50% ●	2,085	53,585
Bank of America 6.50% ●	870,000	910,246

	Number of shares	Value (U.S. $)

Preferred Stock (continued)

GMAC Capital Trust I 8.125% ●	7,000	$180,810

Total Preferred Stock (cost $2,058,090)		2,118,613

	Principal amount°

Short-Term Investments – 6.51%

Discount Notes – 2.32%≠
Federal Home Loan Bank
0.185% 1/19/16	1,977,481	1,977,138
0.195% 12/2/15	2,800,785	2,800,715

		4,777,853

Repurchase Agreements – 4.19%
Bank of America Merrill Lynch 0.04%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $1,453,144 (collateralized by U.S. government obligations 3.625% 8/15/43; market value $1,482,202)	1,453,139	1,453,139
Bank of Montreal 0.05%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $726,573 (collateralized by U.S. government obligations 2.00%–4.50% 8/15/25–8/15/45; market value $741,101)	726,570	726,570
BNP Paribas 0.06%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $6,465,844 (collateralized by U.S. government obligations 0.00%–8.50% 2/29/16–11/15/44; market value $6,595,129)	6,465,812	6,465,812

		8,645,521

Total Short-Term Investments (cost $13,422,513)		13,423,374

Total Value of Securities – 100.37% (cost $214,606,814)		$206,894,341

(continues)	65

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2015, the aggregate value of Rule 144A securities was $98,519,414, which represents 47.80% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Oct. 31, 2015, the aggregate value of illiquid securities was $15,737,464, which represents 7.63% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
T	100% of the income received was in the form of cash.
=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
●	Variable rate security. The rate shown is the rate as of Oct. 31, 2015. Interest rates reset periodically.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2015.

PIK – Payment-in-kind

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

October 31, 2015

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Security – 0.11%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.112% 9/26/33 f	126,825	$138,366

Total Agency Asset-Backed Security (cost $125,799)		138,366

Agency Collateralized Mortgage Obligations – 1.78%

Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	14,086	16,059
Series 2002-90 A2 6.50% 11/25/42	32,333	36,553
Series 2004-W11 1A2 6.50% 5/25/44	25,165	29,640
Series 2005-70 PA 5.50% 8/25/35	11,246	12,675
Series 2008-15 SB 6.403% 8/25/36 ●S	29,382	5,840
Series 2010-129 SM 5.803% 11/25/40 ●S	194,563	31,409
Series 2011-15 SA 6.863% 3/25/41 ●S	186,171	42,652
Series 2011-118 DC 4.00% 11/25/41	445,716	464,163
Series 2012-122 SD 5.903% 11/25/42 ●S	81,571	19,601
Series 2013-38 AI 3.00% 4/25/33 S	155,832	22,403
Series 2013-43 IX 4.00% 5/25/43 S	673,716	163,852
Series 2013-44 DI 3.00% 5/25/33 S	204,072	29,257
Series 2014-68 BS 5.953% 11/25/44 ●S	251,538	53,265
Series 2014-90 SA 5.953% 1/25/45 ●S	709,954	158,962
Series 2015-27 SA 6.253% 5/25/45 ●S	95,664	23,248
Series 2015-44 Z 3.00% 9/25/43	187,867	178,176
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	48,965	55,287
Series 2326 ZQ 6.50% 6/15/31	42,693	48,385
Series 3123 HT 5.00% 3/15/26	138,750	150,371
Series 3656 PM 5.00% 4/15/40	91,649	100,808

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4120 IK 3.00% 10/15/32 S	376,165	$51,500
Series 4146 IA 3.50% 12/15/32 S	198,780	31,787
Series 4159 KS 5.954% 1/15/43 ●S	169,749	41,443
Series 4185 LI 3.00% 3/15/33 S	77,921	10,986
Series 4191 CI 3.00% 4/15/33 S	80,804	10,845
Series 4435 DY 3.00% 2/15/35	157,000	154,764
GNMA
Series 2010-113 KE 4.50% 9/20/40	125,000	138,353
Series 2015-133 AL 3.00% 5/20/45	208,000	199,845

Total Agency Collateralized Mortgage Obligations (cost $2,252,353)		2,282,129

Agency Mortgage-Backed Securities – 28.96%

Fannie Mae
6.50% 8/1/17	2,857	2,926
Fannie Mae ARM
2.094% 3/1/38 ●	39,121	41,258
2.283% 8/1/34 ●	35,733	37,768
2.352% 4/1/36 ●	28,480	30,364
2.415% 5/1/43 ●	28,825	29,319
2.553% 6/1/43 ●	9,607	9,816
2.913% 7/1/45 ●	35,692	36,536
3.082% 4/1/44 ●	138,003	142,861
3.184% 4/1/44 ●	58,601	60,710
3.26% 3/1/44 ●	55,400	57,575
3.282% 9/1/43 ●	27,492	28,547
Fannie Mae Relocation 30 yr
5.00% 11/1/33	1,354	1,478
5.00% 1/1/34	2,221	2,424
5.00% 11/1/34	3,889	4,243
5.00% 10/1/35	9,527	10,397
5.00% 1/1/36	12,126	13,224
Fannie Mae S.F. 15 yr
2.50% 10/1/27	57,800	59,307
2.50% 12/1/27	50,186	51,496
2.50% 4/1/28	26,522	27,214
2.50% 9/1/28	72,866	74,855
3.00% 9/1/30	110,757	115,376
3.50% 4/1/26	279,391	296,689
3.50% 6/1/26	709,265	750,037

(continues)	67

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 15 yr
3.50% 7/1/26	20,593	$21,811
3.50% 11/1/26	33,949	35,961
3.50% 8/1/29	142,115	150,129
3.50% 4/1/30	68,673	73,014
4.00% 4/1/24	12,639	13,397
4.00% 5/1/24	55,643	58,969
4.00% 5/1/25	18,311	19,460
4.00% 11/1/25	66,488	70,654
4.00% 12/1/26	29,479	31,254
4.00% 1/1/27	324,150	344,503
4.00% 5/1/27	65,993	70,139
4.00% 8/1/27	38,948	41,376
4.50% 1/1/20	4,888	5,129
5.00% 12/1/20	3,328	3,551
5.00% 6/1/23	6,389	6,847
5.50% 5/1/20	151	157
5.50% 6/1/23	40,217	44,118
6.00% 8/1/22	23,573	25,863
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/31	379,000	384,197
3.00% 1/1/31	244,000	252,819
Fannie Mae S.F. 20 yr
3.00% 2/1/33	4,677	4,840
3.00% 8/1/33	13,186	13,661
3.00% 8/1/34	31,382	32,506
3.50% 9/1/33	19,483	20,588
4.00% 1/1/31	8,819	9,485
4.00% 2/1/31	24,702	26,566
Fannie Mae S.F. 30 yr
3.00% 7/1/42	27,895	28,300
3.00% 10/1/42	439,176	445,300
3.00% 12/1/42	65,077	65,989
3.00% 1/1/43	182,980	185,451
3.00% 2/1/43	20,942	21,228
3.00% 5/1/43	51,912	52,607
3.50% 1/1/43	332,972	347,362
3.50% 8/1/45	2,134,231	2,223,852
4.00% 8/1/43	15,084	16,148
4.50% 7/1/36	8,779	9,544
4.50% 11/1/40	19,611	21,307
4.50% 3/1/41	22,996	24,974
4.50% 4/1/41	74,521	80,987
4.50% 7/1/41	35,816	38,919
4.50% 8/1/41	43,001	47,535
4.50% 1/1/42	1,164,195	1,265,371
4.50% 9/1/42	733,227	798,850
4.50% 11/1/43	117,492	127,924
4.50% 5/1/44	579,369	631,090

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
4.50% 6/1/44	80,517	$87,438
4.50% 9/1/44	2,945,125	3,209,205
4.50% 10/1/44	377,663	411,542
4.50% 2/1/45	963,718	1,049,711
5.00% 3/1/34	4,128	4,570
5.00% 2/1/35	45,232	50,076
5.00% 3/1/35	7,268	8,019
5.00% 6/1/35	6,398	7,116
5.00% 8/1/35	83,026	91,396
5.00% 10/1/35	30,936	34,099
5.00% 11/1/35	18,826	20,746
5.00% 4/1/37	8,921	9,834
5.00% 8/1/37	2,444	2,693
5.00% 2/1/38	8,437	9,294
5.50% 12/1/32	1,836	2,068
5.50% 9/1/33	199,898	224,655
5.50% 4/1/34	6,499	7,314
5.50% 5/1/34	147,933	166,713
5.50% 11/1/34	6,330	7,142
5.50% 12/1/34	245,944	277,546
5.50% 3/1/35	160,677	181,583
5.50% 5/1/35	11,164	12,600
5.50% 6/1/35	6,545	7,307
5.50% 12/1/35	6,819	7,655
5.50% 1/1/36	63,329	71,461
5.50% 4/1/36	159,879	179,752
5.50% 5/1/36	3,099	3,484
5.50% 7/1/36	2,661	3,000
5.50% 11/1/36	12,063	13,512
5.50% 1/1/37	50,495	56,603
5.50% 2/1/37	23,579	26,399
5.50% 4/1/37	99,368	111,437
5.50% 8/1/37	384,128	433,399
5.50% 9/1/37	68,244	76,478
5.50% 1/1/38	743,978	837,523
5.50% 2/1/38	125,067	139,998
5.50% 4/1/38	161,877	181,262
5.50% 6/1/38	104,438	116,955
5.50% 9/1/38	110,630	124,580
5.50% 1/1/39	49,256	55,100
5.50% 2/1/39	172,711	194,609
5.50% 10/1/39	77,471	86,746
5.50% 11/1/39	55,334	61,828
5.50% 12/1/39	136,952	154,181
5.50% 7/1/40	89,387	100,725
5.50% 9/1/41	457,702	512,519
6.00% 4/1/35	524,376	598,891
6.00% 7/1/35	55,557	63,209

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 6/1/36	3,048	$3,458
6.00% 7/1/36	3,243	3,672
6.00% 12/1/36	3,383	3,853
6.00% 2/1/37	10,624	12,056
6.00% 6/1/37	1,898	2,166
6.00% 7/1/37	1,875	2,123
6.00% 8/1/37	21,831	24,792
6.00% 9/1/37	3,516	3,989
6.00% 11/1/37	3,980	4,506
6.00% 5/1/38	87,658	99,400
6.00% 7/1/38	1,240	1,404
6.00% 9/1/38	9,588	10,882
6.00% 10/1/38	37,753	42,832
6.00% 11/1/38	8,244	9,379
6.00% 1/1/39	16,056	18,211
6.00% 2/1/39	21,188	24,105
6.00% 9/1/39	135,645	153,886
6.00% 3/1/40	14,871	16,888
6.00% 4/1/40	31,794	36,066
6.00% 9/1/40	13,094	14,857
6.00% 11/1/40	5,569	6,371
6.00% 5/1/41	204,090	231,679
7.00% 12/1/33	7,653	9,273
7.00% 5/1/35	455	516
7.00% 6/1/35	2,265	2,352
7.00% 12/1/37	8,308	9,001
7.50% 6/1/31	1,178	1,424
7.50% 6/1/34	10,191	11,909
Fannie Mae S.F. 30 yr TBA
3.00% 12/1/45	7,526,000	7,588,560
3.00% 1/1/46	3,498,000	3,518,605
4.50% 12/1/43	167,000	180,754
4.50% 1/1/46	2,080,000	2,248,691
Freddie Mac ARM
2.513% 4/1/34 ●	1,933	2,052
2.519% 1/1/44 ●	108,933	111,872
2.958% 10/1/45 ●	76,000	77,739
Freddie Mac Relocation 30 yr
5.00% 9/1/33	1,763	1,916
Freddie Mac S.F. 15 yr
3.50% 11/1/25	12,330	13,030
3.50% 6/1/26	14,164	14,966
3.50% 1/1/27	11,693	12,354
4.00% 12/1/24	10,836	11,546
4.00% 5/1/25	5,442	5,802
4.00% 8/1/25	14,114	15,047
4.00% 4/1/26	15,822	16,688
4.00% 1/1/29	173,632	181,526

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 15 yr
4.50% 8/1/24	30,326	$32,813
4.50% 9/1/26	31,782	34,367
Freddie Mac S.F. 20 yr
3.50% 1/1/34	46,329	48,554
Freddie Mac S.F. 30 yr
3.00% 10/1/42	28,571	28,899
3.00% 11/1/42	25,045	25,388
3.50% 8/1/45	390,751	407,020
4.50% 10/1/39	26,189	28,428
4.50% 4/1/41	165,151	179,285
4.50% 3/1/42	95,795	104,363
5.50% 3/1/34	43,677	48,722
5.50% 12/1/34	3,544	3,956
5.50% 9/1/35	60,849	67,746
5.50% 11/1/35	6,795	7,569
5.50% 6/1/36	2,199	2,442
5.50% 11/1/36	4,682	5,199
5.50% 12/1/36	1,132	1,260
5.50% 9/1/37	7,467	8,328
5.50% 4/1/38	351,459	391,972
5.50% 6/1/38	2,667	2,967
5.50% 7/1/38	26,899	29,970
5.50% 8/1/38	16,932	18,858
5.50% 6/1/39	27,361	30,456
5.50% 3/1/40	12,900	14,386
5.50% 8/1/40	40,735	45,369
5.50% 1/1/41	13,009	14,515
5.50% 6/1/41	231,242	257,862
6.00% 2/1/36	7,909	9,044
6.00% 1/1/38	4,859	5,503
6.00% 6/1/38	13,396	15,167
6.00% 8/1/38	19,197	21,983
6.00% 5/1/40	43,015	49,087
6.00% 7/1/40	44,881	50,638
7.00% 11/1/33	1,102	1,313
GNMA I S.F. 30 yr
5.00% 6/15/40	7,363	8,150
7.00% 12/15/34	138,567	165,819
7.50% 12/15/31	325	401
7.50% 2/15/32	318	391

Total Agency Mortgage-Backed Securities (cost $36,935,082)		37,102,513

Collateralized Debt Obligations – 1.35%

Avery Point III CLO
Series 2013-3A A 144A 1.715% 1/18/25 #●	250,000	245,650

(continues)	69

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Collateralized Debt Obligations (continued)

Benefit Street Partners CLO IV
Series 2014-IVA A1A 144A 1.807% 7/20/26 #●	500,000	$495,450
Cent CLO 21
Series 2014-21A A1B 144A 1.713% 7/27/26 #●	250,000	246,425
Magnetite IX
Series 2014-9A A1 144A 1.74% 7/25/26 #●	505,000	499,092
Neuberger Berman CLO XIX
Series 2015-19A A1 144A 1.718% 7/15/27 #●	250,000	246,300

Total Collateralized Debt Obligations (cost $1,753,535)		1,732,917

Commercial Mortgage-Backed Securities – 5.67%

Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 ●	550,000	550,761
Series 2007-4 AM 5.809% 2/10/51 ●	60,000	63,711
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PWR18 A4 5.70% 6/11/50	55,000	57,841
CD Commercial Mortgage Trust
Series 2005-CD1 AJ 5.255% 7/15/44 ●	13,912	13,906
Series 2005-CD1 C 5.255% 7/15/44 ●	20,000	19,988
CFCRE Commercial Mortgage Trust
Series 2011-C1 A2 144A 3.759% 4/15/44 #	33,600	33,802
Citigroup Commercial Mortgage Trust
Series 2007-C6 AM 5.711% 12/10/49 ●	60,000	62,384
Series 2014-GC25 A4 3.635% 10/10/47	100,000	103,506
Series 2015-GC27 A5 3.137% 2/10/48	45,000	44,679
COMM Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47	80,000	84,001
Series 2014-CR20 A4 3.59% 11/10/47	57,000	58,932

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

COMM Mortgage Trust
Series 2014-CR20 AM 3.938% 11/10/47	350,000	$366,530
Series 2014-CR21 A3 3.528% 12/10/47	30,000	30,861
Series 2015-3BP A 144A 3.178% 2/10/35 #	130,000	129,748
Commercial Mortgage Trust
Series 2007-GG9 AM 5.475% 3/10/39	75,000	77,595
DBUBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	105,000	117,795
Series 2011-LC1A C 144A 5.607% 11/10/46 #●	135,000	150,633
Freddie Mac Multifamily Structured Pass Through Certificates
Series K038 A2 3.389% 3/25/24 ¿	100,000	105,691
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.63% 11/25/49 #●	180,000	191,509
Series 2011-K13 B 144A 4.60% 1/25/48 #●	100,000	107,207
Series 2011-K15 B 144A 4.948% 8/25/44 #●	55,000	60,606
Series 2012-K18 B 144A 4.265% 1/25/45 #●	50,000	53,240
Series 2012-K19 B 144A 4.036% 5/25/45 #●	15,000	15,889
Series 2012-K22 B 144A 3.687% 8/25/45 #●	60,000	61,017
Series 2012-K22 C 144A 3.687% 8/25/45 #●	115,000	115,756
Series 2012-K707 B 144A 3.883% 1/25/47 #●	35,000	36,044
Series 2012-K708 B 144A 3.754% 2/25/45 #●	145,000	150,522
Series 2012-K708 C 144A 3.754% 2/25/45 #●	25,000	25,481
Series 2012-K711 B 144A 3.562% 8/25/45 #●	10,000	10,297
Series 2013-K26 C 144A 3.599% 12/25/45 #●	40,000	38,898
Series 2013-K30 C 144A 3.556% 6/25/45 #●	75,000	73,565
Series 2013-K31 C 144A 3.627% 7/25/46 #●	228,000	225,981
Series 2013-K33 B 144A 3.503% 8/25/46 #●	45,000	43,995

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

FREMF Mortgage Trust
Series 2013-K33 C 144A 3.503% 8/25/46 #●	25,000	$23,960
Series 2013-K712 B 144A 3.371% 5/25/45 #●	190,000	194,521
Series 2013-K712 C 144A 3.371% 5/25/45 #●	250,000	249,418
Series 2013-K713 B 144A 3.165% 4/25/46 #●	110,000	111,674
Series 2013-K713 C 144A 3.165% 4/25/46 #●	135,000	134,042
Series 2014-K716 C 144A 3.954% 8/25/47 #●	55,000	56,125
Series 2015-K47 B 144A 3.60% 6/25/48 #●	20,000	17,996
GRACE Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #	900,000	934,986
GS Mortgage Securities Trust
Series 2006-GG6 A4 5.553% 4/10/38 ●	1,262	1,261
Series 2010-C1 A2 144A 4.592% 8/10/43 #	200,000	217,884
Series 2010-C1 C 144A 5.635% 8/10/43 #●	100,000	110,143
Series 2015-GC32 A4 3.764% 7/10/48	55,000	57,424
Hilton USA Trust
Series 2013-HLT BFX 144A 3.367% 11/5/30 #	100,000	100,137
Houston Galleria Mall Trust
Series 2015-HGLR A1A2 144A 3.087% 3/5/37 #	165,000	160,491
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	51,769	51,668
Series 2014-C22 B 4.561% 9/15/47 ●	30,000	30,973
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.507% 8/12/37 ●	20,000	21,737
Series 2005-LDP4 AJ 5.04% 10/15/42 ●	16,005	16,001
Series 2005-LDP5 D 5.546% 12/15/44 ●	40,000	39,908
Series 2006-LDP8 AM 5.44% 5/15/45	320,000	327,836

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	2,247	$2,261
Series 2006-C6 AJ 5.452% 9/15/39 ●	85,000	87,508
Series 2006-C6 AM 5.413% 9/15/39	145,000	149,496
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19 AS 3.832% 12/15/47	30,000	30,769
Series 2015-C22 A3 3.046% 4/15/48	55,000	53,824
Series 2015-C23 A4 3.719% 7/15/50	220,000	228,641
Series 2015-C26 A5 3.531% 11/15/48	135,000	139,046
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.239% 11/14/42 ●	16,086	16,086
Series 2006-HQ10 B 5.448% 11/12/41 ●	100,000	95,455
Series 2006-T21 AM 5.204% 10/12/52 ●	35,624	35,618
Series 2006-TOP23 A4 5.843% 8/12/41 ●	60,816	61,835
TimberStar Trust I
Series 2006-1A A 144A 5.668% 10/15/36 #	25,000	25,841
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 A3 2.918% 10/15/45	60,000	60,685
Series 2015-NXS3 A4 3.617% 9/15/57	90,000	92,620
WFRBS Commercial Mortgage Trust
Series 2014-C23 A5 3.917% 10/15/57	35,000	37,022

Total Commercial Mortgage-Backed Securities (cost $7,320,214)		7,257,263

Convertible Bonds – 0.11%

Alaska Communications Systems Group 6.25%exercise price $10.28,expiration date 4/27/18 @	7,000	7,048

(continues)	71

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Ares Capital 5.75% exercise price $18.36, expiration date 2/1/16	7,000	$7,061
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	10,000	10,531
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	3,000	2,723
Chesapeake Energy 2.50% exercise price $47.55, expiration date 5/15/37	3,000	2,580
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	7,000	9,651
General Cable 4.50% exercise price $33.77, expiration date 11/15/29 @f	12,000	8,243
Gilead Sciences 1.625% exercise price $22.53, expiration date 4/29/16	4,000	19,108
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	6,000	5,003
Hologic 2.00% exercise price $31.17, expiration date 2/27/42 f	7,000	9,428
Jefferies Group 3.875% exercise price $44.69, expiration date 10/31/29	8,000	8,210
Meritor 4.00% exercise price $26.73, expiration date 2/12/27 f	14,000	13,834
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	9,000	9,056
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	16,000	20,170
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19 @	7,000	5,316
Vector Group 2.50% exercise price $15.98, expiration date 1/14/19 ●	2,000	3,137

Total Convertible Bonds (cost $125,342)		141,099

	Principal amount°		Value (U.S. $)

Corporate Bonds – 31.17%

Banking – 4.75%
Banco Bilbao Vizcaya Argentaria Colombia 144A 4.875% 4/21/25 #		150,000	$147,000
Bank of America
3.875% 8/1/25		40,000	40,779
3.95% 4/21/25		525,000	517,596
Bank of New York Mellon 2.15% 2/24/20		25,000	25,020
BB&T 5.25% 11/1/19		312,000	343,487
BBVA Bancomer 144A 7.25% 4/22/20 #		100,000	111,508
Citigroup 4.45% 9/29/27		90,000	90,125
City National 5.25% 9/15/20		70,000	78,900
Compass Bank 3.875% 4/10/25		250,000	233,258
Credit Suisse Group 144A 6.25% 12/29/49 #●		200,000	199,071
Fifth Third Bancorp 2.875% 7/27/20		50,000	50,395
Finnvera 144A 2.375% 6/4/25 #		200,000	196,803
Goldman Sachs Group 5.20% 12/17/19	NZD	40,000	28,253
HSBC USA 2.75% 8/7/20		100,000	100,773
JPMorgan Chase 4.25% 10/1/27		280,000	281,679
KeyBank
3.30% 6/1/25		250,000	248,499
5.45% 3/3/16		250,000	253,693
Morgan Stanley 3.95% 4/23/27		20,000	19,498
MUFG Americas Holdings 3.00% 2/10/25		175,000	167,357
Nordea Bank 144A 6.125% 12/29/49 #●		200,000	198,250
PNC Bank
2.30% 6/1/20		250,000	249,295
2.60% 7/21/20		250,000	252,897
6.875% 4/1/18		250,000	277,455
Santander Holdings USA 3.45% 8/27/18		45,000	46,273
Santander UK Group Holdings 144A 4.75% 9/15/25 #		400,000	400,165
State Street
2.55% 8/18/20		120,000	121,317
3.10% 5/15/23		65,000	64,066
3.55% 8/18/25		135,000	138,775

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
SunTrust Banks 2.35% 11/1/18	75,000	$75,485
SVB Financial Group 3.50% 1/29/25	120,000	116,447
UBS Group Funding Jersey 144A 4.125% 9/24/25 #	200,000	201,289
US Bancorp 3.60% 9/11/24 @	40,000	40,880
US Bank 2.80% 1/27/25	250,000	243,684
USB Capital IX 3.50% 10/29/49 @●	355,000	282,584
Wells Fargo 4.30% 7/22/27	175,000	180,839
Zions Bancorporation 4.50% 6/13/23	55,000	56,848

		6,080,243

Basic Industry – 1.70%
ArcelorMittal 10.60% 6/1/19	90,000	99,900
BHP Billiton Finance USA 144A 6.25% 10/19/75 #●	200,000	204,750
CF Industries
5.375% 3/15/44	95,000	94,151
7.125% 5/1/20	125,000	145,799
Dow Chemical 8.55% 5/15/19	209,000	251,552
Georgia-Pacific 144A 2.539% 11/15/19 #	15,000	15,065
8.00% 1/15/24	150,000	192,542
Gerdau Holdings 144A 7.00% 1/20/20 #	100,000	99,985
Grace (W.R.) 144A 5.125% 10/1/21 #	55,000	57,337
International Paper 3.80% 1/15/26	255,000	254,990
LyondellBasell Industries 4.625% 2/26/55	70,000	60,831
Methanex 4.25% 12/1/24	175,000	166,417
NOVA Chemicals 144A 5.00% 5/1/25 #	55,000	55,138
OCP 144A 4.50% 10/22/25 #	200,000	192,321
PPG Industries 2.30% 11/15/19	290,000	289,603

		2,180,381

Brokerage – 0.18%
Jefferies Group
5.125% 1/20/23	35,000	35,080

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Brokerage (continued)
Jefferies Group
6.45% 6/8/27	30,000	$31,413
6.50% 1/20/43	15,000	14,727
Lazard Group
3.75% 2/13/25	125,000	117,190
6.85% 6/15/17	34,000	36,457

		234,867

Capital Goods – 1.28%
AECOM 144A 5.875% 10/15/24 #	240,000	248,700
Algeco Scotsman Global Finance 144A 8.50% 10/15/18 #	265,000	232,537
Cemex Finance 144A 9.375% 10/12/22 #	200,000	218,500
Crane
2.75% 12/15/18	20,000	20,182
4.45% 12/15/23	95,000	98,912
Embraer Netherlands Finance 5.05% 6/15/25	45,000	43,200
Fortune Brands Home & Security 3.00% 6/15/20	70,000	70,378
Masco 4.45% 4/1/25	70,000	70,350
Parker-Hannifin 3.30% 11/21/24	10,000	10,186
Rolls-Royce 144A 3.625% 10/14/25 #	400,000	405,936
Trinity Industries 4.55% 10/1/24 @	80,000	76,184
Union Andina de Cementos 144A 5.875% 10/30/21 #	150,000	150,563

		1,645,628

Communications – 4.22%
21st Century Fox America
144A 3.70% 10/15/25 #	105,000	105,228
144A 4.95% 10/15/45 #	95,000	97,584
American Tower
2.80% 6/1/20	70,000	69,749
4.00% 6/1/25	85,000	84,164
American Tower Trust I 144A 3.07% 3/15/23 #	65,000	63,625
AT&T
4.50% 5/15/35	80,000	75,065
4.75% 5/15/46	175,000	161,297
CBS 4.00% 1/15/26	70,000	69,962
CC Holdings GS V 3.849% 4/15/23	65,000	64,385

(continues)	73

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
CCO Safari II 144A 4.908% 7/23/25 #	245,000	$249,413
Columbus International 144A 7.375% 3/30/21 #	200,000	208,750
Crown Castle Towers 144A 4.883% 8/15/20 #	275,000	297,816
CSC Holdings 5.25% 6/1/24	470,000	414,535
Digicel Group 144A 8.25% 9/30/20 #	375,000	333,750
DISH DBS 5.00% 3/15/23	295,000	273,613
Frontier Communications
144A 10.50% 9/15/22 #	80,000	83,200
144A 11.00% 9/15/25 #	175,000	183,859
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	100,000	98,971
Intelsat Luxembourg 8.125% 6/1/23 @	445,000	265,887
Millicom International Cellular 144A 6.00% 3/15/25 #	200,000	165,500
MTS International Funding 144A 8.625% 6/22/20 #	100,000	111,276
Myriad International Holdings 144A 5.50% 7/21/25 #	200,000	196,497
SBA Tower Trust
144A 2.24% 4/16/18 #	45,000	44,617
144A 2.898% 10/15/19 #	60,000	59,653
Scripps Networks Interactive 3.95% 6/15/25	70,000	67,125
SES 144A 3.60% 4/4/23 #	165,000	164,834
SES GLOBAL Americas Holdings 144A 5.30% 3/25/44 #	120,000	117,762
Sky 144A 3.75% 9/16/24 #	200,000	199,699
Sprint 7.125% 6/15/24	605,000	532,778
Telefonica Emisiones 6.421% 6/20/16	50,000	51,628
Time Warner 4.85% 7/15/45	75,000	74,813
Time Warner Cable 5.50% 9/1/41	75,000	69,062
Verizon Communications
4.40% 11/1/34	90,000	84,860
4.862% 8/21/46	245,000	235,454
WPP Finance 2010 5.625% 11/15/43	30,000	31,181

		5,407,592

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical – 2.54%
AutoNation
3.35% 1/15/21	25,000	$25,271
4.50% 10/1/25	65,000	66,698
CDK Global 4.50% 10/15/24	80,000	78,954
CVS Health 144A 5.00% 12/1/24 #	375,000	417,283
Daimler Finance North America 144A 3.30% 5/19/25 #	150,000	148,258
Ford Motor Credit 2.24% 6/15/18	465,000	463,764
General Motors Financial
3.20% 7/13/20	55,000	54,623
3.45% 4/10/22	95,000	92,902
4.00% 1/15/25	95,000	93,322
4.30% 7/13/25	120,000	122,358
4.375% 9/25/21	65,000	67,524
Harman International Industries 4.15% 5/15/25	185,000	181,058
Hyundai Capital America 144A 2.55% 2/6/19 #	75,000	74,680
INVISTA Finance 144A 4.25% 10/15/19 #	80,000	78,600
Lowe’s 3.375% 9/15/25	105,000	106,761
Marriott International 3.375% 10/15/20	50,000	51,625
MGM Resorts International 6.00% 3/15/23	280,000	284,900
QVC
4.375% 3/15/23	210,000	202,831
5.45% 8/15/34	110,000	98,303
Signet UK Finance 4.70% 6/15/24	105,000	105,501
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25 @	290,000	284,011
4.50% 10/1/34 @	20,000	18,293
Toyota Motor Credit 2.80% 7/13/22	140,000	140,318

		3,257,838

Consumer Non-Cyclical – 2.94%
Becton Dickinson 6.375% 8/1/19	120,000	136,376
Boston Scientific
2.65% 10/1/18	55,000	55,624
6.00% 1/15/20	85,000	95,293

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Campbell Soup 3.30% 3/19/25	140,000	$137,500
Celgene 3.25% 8/15/22	425,000	425,044
Community Health Systems 6.875% 2/1/22	600,000	607,500
EMD Finance 144A 2.95% 3/19/22 #	70,000	68,947
Express Scripts Holding
2.25% 6/15/19	60,000	60,047
3.50% 6/15/24	50,000	49,471
JB 144A 3.75% 5/13/25 #	150,000	146,603
JBS Investments 144A 7.75% 10/28/20 #	200,000	214,100
JBS USA 144A 5.75% 6/15/25 #	345,000	335,513
PepsiCo 4.45% 4/14/46	95,000	97,499
Perrigo Finance 3.50% 12/15/21	400,000	391,911
Reynolds American
2.30% 6/12/18	125,000	126,889
4.00% 6/12/22	15,000	15,746
5.85% 8/15/45	40,000	44,537
St. Jude Medical 2.80% 9/15/20	75,000	75,525
Stryker 3.375% 11/1/25	65,000	65,053
Sysco 2.60% 10/1/20	105,000	106,147
Zimmer Biomet Holdings 4.625% 11/30/19	120,000	129,625
Zoetis 3.25% 2/1/23	395,000	378,342

		3,763,292

Electric – 5.81%
AES 5.50% 4/15/25	110,000	102,850
AES Gener 144A 5.25% 8/15/21 #	200,000	212,644
Ameren Illinois
3.25% 3/1/25	300,000	305,631
9.75% 11/15/18	295,000	361,205
American Transmission Systems 144A 5.25% 1/15/22 #	50,000	55,096
Appalachian Power 4.45% 6/1/45	75,000	73,216
Berkshire Hathaway Energy 3.75% 11/15/23	345,000	357,806
CenterPoint Energy 5.95% 2/1/17	5,000	5,263
Cleveland Electric Illuminating 5.50% 8/15/24	75,000	85,613

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
CMS Energy 6.25% 2/1/20	35,000	$40,098
ComEd Financing III 6.35% 3/15/33 @	60,000	62,792
Dominion Resources 1.90% 6/15/18	205,000	205,217
DTE Energy 144A 3.30% 6/15/22 #	115,000	116,826
Dynegy 7.625% 11/1/24	300,000	302,250
Electricite de France
144A 3.625% 10/13/25 #	100,000	99,822
144A 4.60% 1/27/20 #	45,000	48,981
144A 4.95% 10/13/45 #	130,000	129,288
144A 5.25% 1/29/49 #●	100,000	99,875
Enel 144A 8.75% 9/24/73 #●	200,000	231,000
Entergy 4.00% 7/15/22	45,000	46,314
Entergy Louisiana 4.05% 9/1/23	315,000	330,376
Exelon 3.95% 6/15/25	220,000	222,518
Great Plains Energy 4.85% 6/1/21	35,000	38,102
Indiana Michigan Power 3.20% 3/15/23	10,000	9,958
Integrys Holding 6.11% 12/1/66 @●	90,000	75,730
Interstate Power & Light 3.40% 8/15/25	85,000	85,993
IPALCO Enterprises
144A 3.45% 7/15/20 #	115,000	114,137
5.00% 5/1/18	35,000	37,100
ITC Holdings 3.65% 6/15/24	75,000	75,451
Kansas City Power & Light 3.65% 8/15/25	220,000	223,743
LG&E & KU Energy 4.375% 10/1/21	165,000	178,771
Louisville Gas & Electric
3.30% 10/1/25	15,000	15,307
4.375% 10/1/45	5,000	5,194
Metropolitan Edison 144A 4.00% 4/15/25 #	110,000	110,647
MidAmerican Energy 4.25% 5/1/46	145,000	147,192
National Rural Utilities Cooperative Finance
2.85% 1/27/25	430,000	415,006
4.75% 4/30/43 ●	70,000	69,790
NextEra Energy Capital Holdings 3.625% 6/15/23	440,000	441,771
NV Energy 6.25% 11/15/20	75,000	86,811

(continues)	75

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
Pennsylvania Electric 5.20% 4/1/20	140,000	$151,871
Public Service of New Hampshire 3.50% 11/1/23	45,000	46,840
Public Service of Oklahoma 5.15% 12/1/19	325,000	359,244
Puget Energy 6.00% 9/1/21	30,000	34,477
SCANA 4.125% 2/1/22	95,000	94,632
Southern 2.75% 6/15/20	500,000	497,804
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	285,000	286,358
WEC Energy Group 3.55% 6/15/25	110,000	112,162
Xcel Energy 3.30% 6/1/25	230,000	228,028

		7,436,800

Energy – 2.69%
CNOOC Finance 2015 Australia 2.625% 5/5/20	200,000	197,380
Continental Resources 4.50% 4/15/23	195,000	172,550
Dominion Gas Holdings
3.60% 12/15/24	110,000	108,730
4.60% 12/15/44	160,000	151,525
Ecopetrol 5.375% 6/26/26	80,000	74,750
Enbridge Energy Partners 8.05% 10/1/37 ●	100,000	91,250
Energy Transfer Partners 9.70% 3/15/19	59,000	69,900
Ensco 4.70% 3/15/21	85,000	76,577
Enterprise Products Operating
4.05% 2/15/22	120,000	122,823
7.034% 1/15/68 ●	120,000	127,050
Gulfstream Natural Gas System 144A 4.60% 9/15/25 #	90,000	89,726
Kinder Morgan Energy Partners 9.00% 2/1/19	115,000	132,891
Newfield Exploration 5.625% 7/1/24	50,000	49,750
Noble Energy 5.05% 11/15/44	65,000	59,688
Petroleos Mexicanos 144A 4.25% 1/15/25 #	30,000	28,620
Petronas Global Sukuk 144A 2.707% 3/18/20 #	200,000	199,133
Plains All American Pipeline 8.75% 5/1/19	100,000	118,612

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Pride International 6.875% 8/15/20	180,000	$177,460
QEP Resources 5.375% 10/1/22	405,000	366,525
Regency Energy Partners 5.875% 3/1/22	300,000	308,481
Talisman Energy 5.50% 5/15/42	150,000	109,822
Williams Partners 4.00% 9/15/25	290,000	247,281
Woodside Finance
144A 3.65% 3/5/25 #	100,000	91,257
144A 8.75% 3/1/19 #	140,000	163,805
YPF
144A 8.75% 4/4/24 #	75,000	76,384
144A 8.875% 12/19/18 #	30,000	31,125

		3,443,095

Finance Companies – 0.69%
Affiliated Managers Group 3.50% 8/1/25	105,000	100,997
Aviation Capital Group
144A 2.875% 9/17/18 #	15,000	15,007
144A 4.875% 10/1/25 #	95,000	95,375
144A 6.75% 4/6/21 #	65,000	73,694
General Electric Capital
2.10% 12/11/19	130,000	130,396
5.55% 5/4/20	10,000	11,418
6.00% 8/7/19	90,000	103,263
7.125% 12/29/49 ●	100,000	117,625
Peachtree Corners Funding Trust 144A 3.976% 2/15/25 #	235,000	236,967

		884,742

Insurance – 1.16%
ACE INA Holdings
2.875% 11/3/22	60,000	60,135
3.35% 5/3/26	90,000	90,421
4.35% 11/3/45	80,000	81,187
Berkshire Hathaway Finance 2.90% 10/15/20	65,000	67,641
Five Corners Funding Trust 144A 4.419% 11/15/23 #	100,000	105,741
Highmark
144A 4.75% 5/15/21 #	40,000	41,197
144A 6.125% 5/15/41 #	15,000	15,107

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
Liberty Mutual Group 144A 4.95% 5/1/22 #	25,000	$26,980
Prudential Financial 5.375% 5/15/45 ●	85,000	85,531
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	90,000	91,212
144A 4.125% 11/1/24 #	460,000	469,216
Voya Financial 5.65% 5/15/53 ●	45,000	45,787
XLIT
4.45% 3/31/25	125,000	125,216
5.50% 3/31/45	145,000	139,582
6.50% 10/29/49 ●	45,000	36,009

		1,480,962

REITs – 0.94%
Carey (W.P.) 4.60% 4/1/24	55,000	55,637
CBL & Associates
4.60% 10/15/24	115,000	109,290
5.25% 12/1/23	15,000	15,387
Corporate Office Properties
3.60% 5/15/23	45,000	41,711
5.25% 2/15/24	55,000	56,171
DDR
7.875% 9/1/20	165,000	200,212
9.625% 3/15/16	105,000	108,155
Education Realty Operating Partnership 4.60% 12/1/24	110,000	109,825
Hospitality Properties Trust 4.50% 3/15/25	65,000	63,314
Host Hotels & Resorts 3.75% 10/15/23	135,000	130,699
Kimco Realty 3.40% 11/1/22	25,000	25,053
Omega Healthcare Investors 144A 5.25% 1/15/26 #	80,000	82,724
Regency Centers 5.875% 6/15/17	93,000	98,812
UDR 4.00% 10/1/25	40,000	40,741
Ventas Realty 4.125% 1/15/26	65,000	65,169

		1,202,900

Services – 0.26%
United Rentals North America 5.75% 11/15/24	325,000	331,500

		331,500

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology – 1.09%
Apple 3.45% 2/9/45	170,000	$147,031
Baidu 2.75% 6/9/19	200,000	199,934
Cisco Systems 1.65% 6/15/18	145,000	146,227
Flextronics International 144A 4.75% 6/15/25 #	130,000	127,075
Microsoft
4.20% 11/3/35	50,000	50,366
4.45% 11/3/45	40,000	40,657
Motorola Solutions 4.00% 9/1/24	105,000	92,826
Oracle
3.25% 5/15/30	115,000	107,991
4.30% 7/8/34	30,000	29,945
QUALCOMM
3.00% 5/20/22	90,000	88,952
3.45% 5/20/25	85,000	81,729
Seagate HDD Cayman 4.75% 1/1/25	85,000	76,479
144A 4.875% 6/1/27 #	10,000	8,711
Tencent Holdings 144A 3.375% 5/2/19 #	200,000	204,444

		1,402,367

Transportation – 0.87%
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 #¿	65,000	62,806
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ¿	32,964	33,335
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ¿	100,000	97,675
American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27 ¿	35,000	35,499
Brambles USA
144A 4.125% 10/23/25 #	5,000	5,020
144A 5.35% 4/1/20 #	120,000	131,631
Burlington Northern Santa Fe 3.65% 9/1/25	70,000	71,513
CSX 3.35% 11/1/25	110,000	110,147
FedEx 4.75% 11/15/45	70,000	69,330
HPHT Finance 15 144A 2.875% 3/17/20 #	200,000	200,420
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ¿	29,108	29,727

(continues)	77

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ¿	70,000	$70,613
United Parcel Service 5.125% 4/1/19	175,000	195,306

		1,113,022

Utilities – 0.05%
American Water Capital
3.40% 3/1/25	30,000	30,730
4.30% 9/1/45	35,000	36,082

		66,812

Total Corporate Bonds (cost $40,473,191)		39,932,041

Municipal Bonds – 0.84%

Atlanta, Georgia Water & Wastewater Revenue 5.00% 11/1/40	65,000	73,780
California State Various Purpose 5.00% 3/1/45	110,000	124,443
Chicago, Illinois (Taxable Build America Bond) Series B 7.75% 1/1/42	155,000	159,799
Golden State, California Tobacco Securitization (Asset-Backed Senior Notes) Series A-1 5.125% 6/1/47	25,000	21,233
(Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	25,000	23,059
(Enhanced Asset-Backed) Series A 5.00% 6/1/40	195,000	217,296
Maryland State Local Facilities 2nd Loan Series A 5.00% 8/1/21	30,000	36,029
New Jersey State Transportation Trust Fund (Transportation Program) Series AA 5.00% 6/15/44	40,000	40,631
New York City, New York Series I 5.00% 8/1/22	20,000	24,017
New York City, New York Water & Sewer System Series EE 5.00% 6/15/45	95,000	106,768

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

New York State Thruway Authority Revenue Series A 5.00% 5/1/19	30,000	$33,938
Texas Private Activity Bond Surface Transportation Revenue Bond (Senior Lien NTC Mobility Partners Segments 3) 6.75% 6/30/43 (AMT)	20,000	24,327
Texas State Transportation Commission (Senior Lien Mobility Fund) Series A 5.00% 10/1/44	165,000	188,021

Total Municipal Bonds (cost $1,060,954)		1,073,341

Non-Agency Asset-Backed Securities – 7.71%

AEP Texas Central Transition Funding II
Series 2006-A A4 5.17% 1/1/18	87,013	91,047
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	325,000	324,883
Series 2014-4 A2 1.43% 6/17/19	185,000	184,780
American Express Credit Account Master Trust
Series 2014-1 A 0.566% 12/15/21 ●	300,000	298,668
Series 2014-3 A 1.49% 4/15/20	100,000	100,500
American Express Credit Account Secured Note Trust
Series 2012-4 A 0.436% 5/15/20 ●	360,000	358,713
ARI Fleet Lease Trust
Series 2015-A A2 144A 1.11% 11/15/18 #	100,000	99,794
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	100,000	102,021
Series 2013-1A A 144A 1.92% 9/20/19 #	100,000	99,433
Bank of America Credit Card Trust
Series 2014-A3 A 0.486% 1/15/20 ●	135,000	134,707
Series 2015-A1 A 0.526% 6/15/20 ●	360,000	359,865

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Cabela’s Credit Card Master Note Trust
Series 2012-2A A1 144A 1.45% 6/15/20 #	115,000	$115,102
California Republic Auto Receivables Trust
Series 2013-1 A2 144A 1.41% 9/17/18 #	28,529	28,601
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.246% 11/15/19 ●	100,000	99,660
Series 2007-A2 A2 0.276% 12/16/19 ●	100,000	99,553
Series 2007-A5 A5 0.236% 7/15/20 ●	155,000	153,760
Series 2014-A4 A 0.567% 6/15/22 ●	80,000	79,098
Series 2015-A7 A7 1.45% 8/16/21	90,000	89,636
Chase Issuance Trust
Series 2013-A6 A6 0.616% 7/15/20 ●	200,000	199,906
Series 2014-A5 A5 0.566% 4/15/21 ●	115,000	114,471
Citibank Credit Card Issuance Trust
Series 2013-A4 A4 0.617% 7/24/20 ●	350,000	349,590
Series 2014-A9 A9 0.445% 11/23/18 ●	280,000	279,842
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.948% 11/25/36 f	300,000	298,348
Dell Equipment Finance Trust
Series 2014-1 A3 144A 0.94% 6/22/20 #	100,000	99,971
Discover Card Execution Note Trust
Series 2013-A1 A1 0.496% 8/17/20 ●	200,000	199,546
Series 2014-A1 A1 0.626% 7/15/21 ●	200,000	199,682
Series 2015-A1 A1 0.546% 8/17/20 ●	450,000	448,544
Series 2015-A2 A 1.90% 10/17/22	100,000	99,907
Series 2015-A3 A 1.45% 3/15/21	115,000	114,702

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

FirstKey Lending Trust
Series 2015-SFR1 A 144A 2.553% 3/9/47 #	98,805	$97,122
Ford Credit Auto Lease Trust
Series 2015-A A3 1.13% 6/15/18	80,000	79,837
Ford Credit Auto Owner Trust
Series 2014-2 A 144A 2.31% 4/15/26 #	155,000	156,213
GE Dealer Floorplan Master Note Trust
Series 2014-2 A 0.644% 10/20/19 ●	825,000	819,276
Golden Credit Card Trust
Series 2014-2A A 144A 0.646% 3/15/21 #●	450,000	447,734
GreatAmerica Leasing Receivables
Series 2014-1 A3 144A 0.89% 7/15/17 #	100,000	99,772
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	49,000	47,202
Honda Auto Receivables Owner Trust
Series 2015-3 A3 1.27% 4/18/19	100,000	100,070
Hyundai Auto Lease Securitization Trust
Series 2014-A A4 144A 1.01% 9/15/17 #	100,000	99,976
Hyundai Auto Receivables Trust
Series 2015-C A2B 0.566% 11/15/18 ●	145,000	144,981
Mid-State Trust XI
Series 11 A1 4.864% 7/15/38	10,722	11,365
MMAF Equipment Finance
Series 2014-AA A4 144A 1.59% 2/8/22 #	100,000	99,994
NextGear Floorplan Master Owner Trust
Series 2014-1A A 144A 1.92% 10/15/19 #	115,000	114,562
Nissan Auto Lease Trust
Series 2014-A A4 1.04% 10/15/19	145,000	144,952
Nissan Auto Receivables Owner Trust
Series 2015-C A2B 0.544% 11/15/18 ●	90,000	90,003

(continues)	79

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Penarth Master Issuer
Series 2015-1A A1 144A 0.597% 3/18/19 #●	150,000	$149,616
Series 2015-2A A1 144A 0.597% 5/18/19 #●	200,000	199,436
PFS Financing
Series 2015-AA A 144A 0.816% 4/15/20 #●	100,000	99,472
Porsche Innovative Lease Owner Trust
Series 2015-1 A3 144A 1.19% 7/23/18 #	100,000	99,738
Progress Residential Trust
Series 2015-SFR2 A 144A 2.74% 6/12/32 #	100,000	98,433
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	100,000	99,833
Series 2015-2 A 1.60% 4/15/21	140,000	139,954
Trade MAPS 1
Series 2013-1A A 144A 0.895% 12/10/18 #●	250,000	249,383
Series 2013-1A B 144A 1.445% 12/10/18 #●	250,000	249,372
Volkswagen Auto Lease Trust
Series 2015-A A3 1.25% 12/20/17	85,000	84,729
Volkswagen Credit Auto Master Trust
Series 2014-1A A2 144A 1.40% 7/22/19 #	270,000	267,984
Volvo Financial Equipment
Series 2014-1A A3 144A 0.82% 4/16/18 #	50,000	49,928
Series 2014-1A B 144A 1.66% 11/16/20 #	100,000	100,258
Wheels
Series 2014-1A A2 144A 0.84% 3/20/23 #	132,231	131,803
World Financial Network Credit Card Master Trust
Series 2015-A A 0.676% 2/15/22 ●	75,000	74,730

Total Non-Agency Asset-Backed Securities (cost $9,877,544)		9,872,058

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations – 0.93%

JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.427% 6/25/29 #●	90,284	$91,206
Series 2014-2 B2 144A 3.427% 6/25/29 #●	90,284	89,795
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	100,000	100,809
Series 2015-4 B1 144A 3.637% 6/25/45 #●	99,464	96,730
Series 2015-4 B2 144A 3.637% 6/25/45 #●	99,464	94,657
JPMorgan Trust
Series 2015-1 B1 144A 2.664% 12/25/44 #●	99,442	98,368
Series 2015-6 B1 144A 3.657% 10/25/45 #●	100,000	99,945
Series 2015-6 B2 144A 3.657% 10/25/45 #●	100,000	97,945
Sequoia Mortgage Trust
Series 2013-11 B1 144A 3.689% 9/25/43 #●	95,379	94,924
Series 2014-2 A4 144A 3.50% 7/25/44 #●	73,320	74,322
Series 2015-1 B2 144A 3.898% 1/25/45 #●	44,257	44,642
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	105,000	105,000
WinWater Mortgage Loan Trust
Series 2015-3 B1 144A 3.907% 3/20/45 #●	98,871	99,468

Total Non-Agency Collateralized Mortgage Obligations (cost $1,182,097)		1,187,811

Senior Secured Loans – 4.84%«

Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20 @	115,863	116,341
Aramark Tranche E 3.25% 9/7/19 @	64,339	64,419
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20 @	105,000	102,585
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19 @	147,317	146,018
Calpine Construction Finance Tranche B 1st Lien 3.00% 5/3/20 @	146,625	143,143

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Communications Sales & Leasing Tranche B 1st Lien 5.00% 10/24/22 @	119,700	$113,216
DaVita Healthcare Partners Tranche B 1st Lien 3.50% 6/24/21 @	380,188	381,001
DPx Holdings 1st Lien 4.25% 3/11/21 @	518,438	508,976
Emdeon 1st Lien 3.75% 11/2/18 @	105,144	104,662
Energy Transfer Equity 1st Lien 3.25% 12/2/19 @	125,000	119,688
FCA Tranche B 1st Lien 3.50% 5/24/17 @	190,736	190,636
First Data Tranche B 1st Lien 4.197% 3/24/21 @	84,068	84,263
HCA Tranche B4 1st Lien 3.077% 5/1/18 @	490,000	490,679
HCA Tranche B5 1st Lien 2.938% 3/31/17 @	123,480	123,600
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20 @	251,462	252,265
Houghton International 1st Lien 4.25% 12/20/19 @	189,638	189,717
Houghton International 2nd Lien 9.75% 12/21/20 @	125,000	124,063
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18 @	28,954	29,047
Immucor Tranche B2 1st Lien 5.00% 8/19/18 @	183,536	180,095
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19 @	343,958	334,016
Kinetic Concepts Tranche E1 1st Lien 4.50% 5/4/18 @	197,985	198,232
Landry’s Tranche B 1st Lien 4.00% 4/24/18 @	158,770	159,141
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20 @	250,000	250,938
Neiman Marcus Group 1st Lien 4.25% 10/25/20 @	173,674	169,727
Numericable US 1st Lien 4.50% 5/21/20 @	151,658	150,141
Numericable US Tranche B2 1st Lien 4.50% 5/21/20 @	131,205	129,739
Rite Aid 2nd Lien 4.875% 6/21/21 @	400,000	401,438

	Principal amount°		Value (U.S. $)

Senior Secured Loans« (continued)

Scientific Games International 1st Lien 6.00% 10/18/20 @		191,588	$187,696
Sensus USA 4.50% 5/9/17 @		197,661	197,167
Smart & Final Stores Tranche B 1st Lien 4.00% 11/15/19 @		200,637	200,135
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20 @		160,726	159,744
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19 @		48,632	48,207
Valeant Pharmaceuticals International Tranche BE 1st Lien 3.75% 8/5/20 @		159,961	149,084

Total Senior Secured Loans (cost $6,254,421)			6,199,819

Sovereign Bonds – 0.80%Δ

Australia – 0.02%
Australia Government Bond 3.25% 4/21/25	AUD	34,000	25,532

			25,532

Dominican Republic – 0.08%
Dominican Republic International Bond 144A 5.50% 1/27/25 #		100,000	99,250

			99,250

Germany – 0.03%
Bundesrepublik Deutschland 0.50% 2/15/25	EUR	33,000	36,403

			36,403

Indonesia – 0.15%
Indonesia Government International Bond 144A 5.125% 1/15/45 #		200,000	188,299

			188,299

Italy – 0.11%
Italy Buoni Poliennali Del Tesoro 1.35% 4/15/22	EUR	122,000	137,250

			137,250

(continues)	81

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal Amount°	Value (U.S. $)

Sovereign BondsΔ (continued)

Kazakhstan – 0.15%
Kazakhstan Government International Bond 144A 5.125% 7/21/25 #	200,000	$199,605

		199,605

Mexico – 0.05%
Mexican Bonos 10.00% 12/5/24	MXN 882,000	68,445

		68,445

Peru – 0.04%
Peruvian Government International Bond 4.125% 8/25/27	47,000	47,470

		47,470

Poland – 0.03%
Poland Government Bond 3.25% 7/25/25	PLN 138,000	37,511

		37,511

South Africa – 0.04%
South Africa Government Bonds 8.00% 1/31/30	ZAR 798,000	54,336

		54,336

United Kingdom – 0.06%
United Kingdom Gilt 3.25% 1/22/44	GBP 42,900	74,441

		74,441

Uruguay – 0.04%
Uruguay Government International Bond 4.375% 10/27/27	57,000	56,858

		56,858

Total Sovereign Bonds (cost $1,045,965)		1,025,400

Supranational Banks – 0.10%

European Bank for Reconstruction & Development 7.375% 4/15/19	IDR360,000,000	23,815
Inter-American Development Bank 6.00% 9/5/17	INR 3,900,000	59,128
International Bank for Reconstruction & Development 4.625% 10/6/21	NZD 40,000	28,749

	Principal Amount°	Value (U.S. $)

Supranational Banks (continued)

International Finance 3.625% 5/20/20	NZD 20,000	$13,741

Total Supranational Banks (cost $138,955)		125,433

U.S. Treasury Obligations – 13.44%

U.S. Treasury Bonds
2.875% 8/15/45	2,895,000	2,861,131
U.S. Treasury Notes
1.375% 9/30/20	4,470,000	4,439,997
1.375% 10/31/20	3,765,000	3,737,828
2.00% 8/15/25 ¥	6,255,000	6,172,659

Total U.S. Treasury Obligations (cost $17,364,842)		17,211,615

	Number of shares

Convertible Preferred Stock – 0.01%

Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	1	1,094
Chesapeake Energy 5.75% exercise price $26.10, expiration date 12/31/49	4	1,800
Dominion Resources 6.125% exercise price $64.91, expiration date 4/1/16	60	3,349
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16 @	120	2,286
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	7	8,295

Total Convertible Preferred Stock (cost $25,038)		16,824

Preferred Stock – 0.21%

Bank of America 6.10% ●	70,000	70,875
Integrys Energy Group 6.00% @●	1,950	49,786
National Retail Properties 5.70%	1,225	30,821
PNC Preferred Funding Trust II 1.56% #●	100,000	92,625
Public Storage 5.20%	1,200	29,652

Total Preferred Stock (cost $275,875)		273,759

	Principal amount°	Value (U.S. $)

Short-Term Investments – 13.74%

Repurchase Agreements – 13.74%
Bank of America Merrill Lynch 0.04%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $2,958,737 (collateralized by U.S. government obligations 3.625% 8/15/43; market value $3,017,902)	2,958,727	$2,958,727
Bank of Montreal 0.05%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $1,479,370 (collateralized by U.S. government obligations 2.00%–4.50% 8/15/25–8/15/45; market value $1,508,951)	1,479,364	1,479,364
BNP Paribas 0.06%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $13,165,062 (collateralized by U.S. government obligations 0.00%–8.50% 2/29/16–11/15/44; market value $13,428,297)	13,164,996	13,164,996

Total Short-Term Investments (cost $17,603,087)		17,603,087

Total Value of Securities – 111.77% (cost $143,814,294)		$143,175,475

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2015, the aggregate value of Rule 144A securities was $22,671,268, which represents 17.70% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Oct. 31, 2015, the aggregate value of illiquid securities was $7,378,859, which represents 5.76% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
●	Variable rate security. The rate shown is the rate as of Oct. 31, 2015. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts.
Δ	Securities have been classified by country of origin.
∑	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2015.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Oct. 31, 2015.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Oct. 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
TD	EUR	(89,619)	USD	98,692	11/23/15	$132
TD	IDR	(356,278,690)	USD	26,235	11/23/15	432

						$564

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1)	E-mini S&P 500 Index	$(97,502)	$(103,685)	12/21/15	$(6,183)
27	Euro-Bund	4,558,239	4,666,803	12/8/15	108,564
21	U.S. Treasury Long Bonds	3,289,598	3,285,187	12/22/15	(4,411)
(1)	U.S. Treasury 5 yr Notes	(119,845)	(119,773)	1/2/16	72
(4)	U.S. Treasury 10 yr Notes	(515,426)	(510,750)	12/22/15	4,676

		$7,115,064			$102,718

(continues)	83

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)[4]
	Protection Purchased:
ICE	CITI - CDX.NA.HY.24	321,750	5.00%	6/20/20	$(607)
ICE	MSC - iTraxx Europe Crossover Series 24 Version 1	EUR 360,000	5.00%	12/20/20	(2,101)
JPMC	CDX.EM.24	623,280	1.00%	12/20/20	(2,435)
JPMC	People’s Republic of China	128,000	1.00%	9/20/20	(226)

					$(5,369)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(7,110).

Summary of abbreviations:

AMT – Subject to Alternative Minimum Tax

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

CDS – Credit Default Swap

CDX.EM – Credit Default Swap Emerging Markets Index

CDX.NA.HY – Credit Default Swap Index North America High Yield

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

DB – Deutsche Bank

EUR – European Monetary Unit

GBP – British Pound Sterling

GE – General Electric

GNMA – Government National Mortgage Association

GS – Goldman Sachs

HSBC – Hong Kong Shanghai Bank

ICE – IntercontinentalExchange, Inc.

IDR – Indonesian Rupiah

INR – Indian Rupee

JPMBB – JPMorgan Barclays Bank

JPMC – JPMorgan Chase Bank

LB – Lehman Brothers

MSC – Morgan Stanley Capital

MXN – Mexican Peso

NZD – New Zealand Dollar

PLN – Polish Zloty

RBS – Royal Bank of Scotland

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

UBS – Union Bank of Switzerland

USD – U.S. Dollar

WF – Wells Fargo

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The International Equity Portfolio

October 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 99.41%Δ

Australia – 1.25%
QBE Insurance Group	474,378	$4,480,624

		4,480,624

China – 1.58%
China Mobile	472,000	5,651,345

		5,651,345

Denmark – 0.72%
ISS	73,062	2,570,910

		2,570,910

France – 6.84%
Cie de Saint-Gobain	180,443	7,574,456
GDF Suez VVPR Strip =†	162,519	0
Sanofi	116,481	11,762,774
Societe Generale	85,871	3,994,524
Vallourec	105,083	1,166,888

		24,498,642

Germany – 9.99%
Allianz	33,659	5,896,968
Daimler	71,489	6,206,930
Deutsche Telekom	544,012	10,170,928
RWE	403,277	5,611,011
SAP	100,306	7,927,029

		35,812,866

Israel – 0.54%
Teva Pharmaceutical Industries ADR	32,479	1,922,432

		1,922,432

Italy – 2.46%
Eni	539,260	8,810,337

		8,810,337

Japan – 17.50%
Canon	316,300	9,540,371
Honda Motor	326,000	10,924,296
Hoya	87,000	3,625,481
Kao	81,300	4,203,105
Kirin Holdings	613,400	8,747,609
Makita	2,800	154,756
NTT DOCOMO	146,300	2,857,990
Takeda Pharmaceutical	223,400	10,977,478
Tokio Marine Holdings	203,552	7,914,037
Tokyo Electron	62,200	3,764,574

		62,709,697

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Netherlands – 4.79%
Koninklijke Ahold	474,284	$9,657,283
Royal Dutch Shell Class A	286,694	7,511,352

		17,168,635

Norway – 0.30%
Orkla	87,037	739,962
Telenor	18,302	345,223

		1,085,185

Singapore – 5.81%
Jardine Matheson Holdings	60,015	3,276,219
Sembcorp Industries	1,315,900	3,362,302
Singapore Telecommunications	2,346,702	6,666,101
United Overseas Bank	518,142	7,518,255

		20,822,877

Spain – 6.48%
Banco Santander	434,653	2,437,184
Iberdrola	1,609,750	11,498,648
Telefonica	703,631	9,306,493

		23,242,325

Sweden – 3.74%
Ericsson Class B	446,463	4,354,857
TeliaSonera	1,770,241	9,059,302

		13,414,159

Switzerland – 13.19%
ABB †	572,680	10,809,436
Nestle	131,702	10,071,486
Novartis	87,591	7,960,805
Syngenta	28,941	9,742,631
Zurich Insurance Group †	32,911	8,698,811

		47,283,169

Taiwan – 1.02%
Taiwan Semiconductor Manufacturing ADR	166,032	3,646,063

		3,646,063

United Kingdom – 23.20%
Amec Foster Wheeler	524,140	5,744,236
BG Group	526,496	8,318,294
BP	1,532,775	9,129,161
G4S	2,049,113	7,665,686
GlaxoSmithKline	554,165	12,001,368
Kingfisher	649,718	3,536,209
National Grid	814,871	11,615,877

(continues)	85

Schedules of investments

Delaware Pooled® Trust — The International Equity Portfolio

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

United Kingdom (continued)
Pearson	297,237	$3,947,058
Tesco †	2,593,432	7,327,447
Unilever	254,411	11,344,874
Vodafone Group	767,372	2,534,207

		83,164,417

Total Common Stock (cost $349,485,541)		356,283,683

Rights – 0.01%

Banco Santander exercise price EUR 0.05, expiration date 11/3/15 †	434,653	23,894

Total Rights (cost $24,614)		23,894

	Principal amount°

Short-Term Investments – 0.37%

Discount Notes – 0.37%≠
Federal Home Loan Bank
0.105% 11/3/15	63,314	63,314
0.12% 1/4/16	421,644	421,585
0.14% 2/18/16	117,979	117,940
0.155% 2/3/16	278,410	278,331
0.18% 3/7/16	220,785	220,650
0.185% 1/19/16	77,718	77,705
0.195% 12/2/15	110,076	110,073
0.295% 3/2/16	37,616	37,594

Total Short-Term Investments (cost $1,327,061)		1,327,192

Total Value of Securities – 99.79% (cost $350,837,216)		$357,634,769

=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 49 in “Security type / country and sector allocations.”

The following foreign currency exchange contracts were outstanding at Oct. 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	GBP	139,173	USD	(213,563)	11/2/15	$955
NT	SGD	139,973	USD	(100,012)	11/4/15	(127)

						$828

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – BNY Mellon

EUR – euro

GBP – British Pound Sterling

NT – Northern Trust

SGD – Singapore Dollar

USD – U.S. Dollar

VVPR Strip – Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

October 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 98.87%Δ

Australia – 1.24%
QBE Insurance Group	473,390	$4,471,292

		4,471,292

Denmark – 0.75%
ISS	77,453	2,725,421

		2,725,421

France – 6.95%
Cie de Saint-Gobain	187,041	7,851,420
GDF Suez VVPR Strip =†	101,871	0
Sanofi	115,824	11,696,427
Societe Generale	90,357	4,203,203
Vallourec	118,755	1,318,708

		25,069,758

Germany – 10.83%
Allianz	32,881	5,760,664
Daimler	70,511	6,122,017
RWE	451,867	6,287,069
SAP	109,077	8,620,188
Telefonica Deutschland Holding	1,903,260	12,253,910

		39,043,848

Israel – 0.71%
Teva Pharmaceutical Industries ADR	43,000	2,545,170

		2,545,170

Japan – 18.68%
Canon	314,300	9,480,046
Honda Motor	318,600	10,676,321
Hoya	99,500	4,146,383
Kao	94,000	4,859,679
Kirin Holdings	666,800	9,509,138
Makita	3,200	176,864
NTT DOCOMO	176,300	3,444,044
Seven & i Holdings	19,900	908,758
Takeda Pharmaceutical	243,900	11,984,811
Tokio Marine Holdings	219,700	8,541,866
Tokyo Electron	60,200	3,643,527

		67,371,437

Netherlands – 5.55%
Koninklijke Ahold	467,426	9,517,641
Royal Dutch Shell Class A	401,196	10,511,292

		20,028,933

Norway – 0.35%
Orkla	106,422	904,768

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Norway (continued)
Telenor	19,660	$370,839

		1,275,607

Singapore – 5.62%
Sembcorp Industries	1,328,100	3,393,475
Singapore Telecommunications	3,366,900	9,564,101
United Overseas Bank	503,819	7,310,428

		20,268,004

Spain – 6.68%
Banco Santander	417,384	2,340,354
Iberdrola	1,596,415	11,403,395
Telefonica	781,679	10,338,786

		24,082,535

Sweden – 3.70%
Ericsson Class B	452,570	4,414,426
TeliaSonera	1,745,370	8,932,023

		13,346,449

Switzerland – 12.92%
ABB †	570,150	10,761,682
Nestle	127,624	9,759,634
Novartis	87,193	7,924,632
Syngenta	28,697	9,660,491
Zurich Insurance Group †	32,089	8,481,545

		46,587,984

United Kingdom – 24.89%
Amec Foster Wheeler	496,322	5,439,368
BG Group	741,489	11,715,044
BP	2,024,311	12,056,734
G4S	2,025,643	7,577,885
GlaxoSmithKline	545,409	11,811,742
Kingfisher	646,845	3,520,572
National Grid	815,327	11,622,378
Pearson	297,404	3,949,276
Sainsbury (J.)	479,960	1,970,855
Tesco †	2,125,991	6,006,745
Unilever	259,148	11,556,109
Vodafone Group	768,075	2,536,529

		89,763,237

Total Common Stock (cost $354,911,310)		356,579,675

(continues)	87

Schedules of investments

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

	Number of shares	Value (U.S. $)

Right – 0.01%

Banco Santander exercise price EUR 0.05, expiration date 11/3/15 †	417,384	$22,945

Total Right (cost $23,636)		22,945

	Principal amount°

Short-Term Investments – 0.79%

Repurchase Agreements – 0.79%
Bank of America Merrill Lynch
0.04%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $478,084 (collateralized by U.S. government obligations 3.625% 8/15/43; market value $487,644)	478,082	478,082
Bank of Montreal
0.05%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $239,042 (collateralized by U.S. government obligations 2.00%–4.50% 8/15/25–8/15/45; market value $243,822)	239,041	239,041
BNP Paribas
0.06%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $2,127,259 (collateralized by U.S. government obligations 0.00%–8.50% 2/29/16–11/15/44; market value $2,169,793)	2,127,248	2,127,248

Total Short-Term Investments (cost $2,844,371)		2,844,371

Total Value of Securities – 99.67% (cost $357,779,317)		$359,446,991

=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 50 in “Security type / country and sector allocations.”

The following foreign currency exchange contracts were outstanding at Oct. 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	GBP	210,375	USD	(322,903)	11/2/15	$1,364
NT	SGD	139,952	USD	(99,623)	11/3/15	250

						$1,614

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – BNY Mellon

EUR – euro

GBP – British Pound Sterling

NT – Northern Trust

SGD – Singapore Dollar

USD – U.S. Dollar

VVPR Strip – Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Emerging Markets Portfolio

October 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 97.26%Δ

Brazil – 4.64%
Ambev ADR	325,200	$1,583,724
CCR	801,100	2,518,144
Cielo	137,869	1,309,054
CPFL Energia †	247,366	993,762
EcoRodovias Infraestrutura e Logistica	268,700	414,644
Transmissora Alianca de Energia Eletrica	182,400	941,389
Vale ADR	57,400	250,264

		8,010,981

Chile – 2.35%
Banco Santander Chile ADR	49,970	948,930
Cia Cervecerias Unidas	129,627	1,554,831
Enersis ADR	117,600	1,558,200

		4,061,961

China – 18.51%■
Beijing Enterprises Holdings	366,999	2,327,289
Belle International Holdings	2,770,515	2,695,217
China BlueChemical Class H	3,363,000	1,006,646
China Mobile	380,000	4,549,812
China Resources Power Holdings	1,770,000	4,023,843
Golden Eagle Retail Group	1,485,000	1,910,220
Hengan International Group	328,000	3,552,683
Huabao International Holdings	3,986,000	1,671,408
Jiangsu Expressway Class H	2,500,000	3,393,264
Mindray Medical International ADR	109,179	2,618,112
Sands China	566,800	2,058,591
Want Want China Holdings	2,304,000	1,920,334
WH Group 144A #†	420,500	232,748

		31,960,167

Colombia – 0.31%
Bancolombia ADR	15,600	540,072

		540,072

India – 10.35%
Axis Bank	285,341	2,074,547
Bajaj Auto	103,529	4,038,116
Cairn India	956,966	2,245,028
Housing Development Finance	186,213	3,579,261
Indiabulls Housing Finance	12,567	138,483
Infosys	122,511	2,127,370
Infosys ADR	77,000	1,398,320

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

India (continued)
Larsen & Toubro	73,895	$1,594,282
Rural Electrification	178,952	683,095

		17,878,502

Indonesia – 3.66%
Bank Mandiri Persero	3,428,100	2,178,957
Bank Rakyat Indonesia Persero	3,570,800	2,745,766
Perusahaan Gas Negara Persero	6,369,800	1,396,121

		6,320,844

Kazakhstan – 0.41%
KazMunaiGas Exploration Production GDR	99,921	699,447

		699,447

Malaysia – 5.68%
AMMB Holdings	1,587,200	1,766,019
Genting Malaysia	1,780,200	1,781,858
Malayan Banking	1,377,888	2,649,291
Tenaga Nasional	1,223,600	3,605,860

		9,803,028

Mexico – 6.82%
Arca Continental	157,200	1,003,586
Fibra Uno Administracion	2,017,700	4,421,948
Gentera	720,400	1,322,507
Grupo Aeroportuario del Pacifico ADR	14,200	1,293,194
Grupo Financiero Santander Mexico Class B ADR	239,114	2,187,893
Kimberly-Clark de Mexico Class A	644,100	1,540,596

		11,769,724

Peru – 1.31%
Credicorp	20,028	2,266,769

		2,266,769

Philippines – 1.82%
Philippine Long Distance Telephone ADR	66,400	3,148,688

		3,148,688

Qatar – 2.82%
Qatar Electricity & Water	49,874	2,912,770
Qatar National Bank	39,049	1,957,679

		4,870,449

(continues)	89

Schedules of investments

Delaware Pooled® Trust — The Emerging Markets Portfolio

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Republic of Korea – 7.80%
Hyundai Mobis	23,184	$4,873,276
Kangwon Land	26,957	998,696
Samsung Electronics	3,743	4,497,750
SK Telecom	14,708	3,104,503

		13,474,225

Romania – 0.48%
Societatea Nationala de Gaze Naturale GDR	111,708	832,225

		832,225

Russia – 1.52%
Gazprom ADR	624,024	2,627,141

		2,627,141

South Africa – 4.01%
Bidvest Group	60,929	1,559,740
Growthpoint Properties	846,138	1,552,339
MTN Group	121,741	1,389,213
Redefine Properties	1,849,818	1,546,364
Truworths International	127,877	866,939

		6,914,595

Taiwan – 14.27%
Asustek Computer	275,000	2,464,962
CTBC Financial Holding	2,307,339	1,268,628
MediaTek	378,000	2,963,222
Mega Financial Holding	3,107,000	2,268,163
Novatek Microelectronics	501,000	1,712,952
Quanta Computer	894,000	1,528,323
Taiwan Mobile	1,255,000	3,962,344
Taiwan Semiconductor Manufacturing	1,506,588	6,334,491
Teco Electric and Machinery	2,442,000	2,136,233

		24,639,318

Thailand – 1.42%
PTT Foreign	114,400	882,716
Thai Union Group Pcl Class F	3,164,800	1,571,744

		2,454,460

Turkey – 2.34%
Tupras Turkiye Petrol Rafinerileri †	64,148	1,694,156
Turk Telekomunikasyon	1,089,582	2,350,661

		4,044,817

United Arab Emirates – 1.45%
First Gulf Bank	744,730	2,504,061

		2,504,061

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

United Kingdom – 3.57%
SABMiller	19,488	$1,196,437
Unilever	111,254	4,961,116

		6,157,553

United States – 1.72%
Yum! Brands	41,756	2,960,918

		2,960,918

Total Common Stock (cost $201,661,586)		167,939,945

Preferred Stock – 1.53%Δ

Brazil – 0.85%
Vale ADR 12.45%	409,900	1,475,640

		1,475,640

Republic of Korea – 0.68%
Hyundai Motor 0.82%	11,742	1,172,380

		1,172,380

Total Preferred Stock (cost $5,891,360)		2,648,020

	Principal amount°

Short-Term Investments – 0.45%

Discount Notes – 0.29%≠
Federal Home Loan Bank
0.103% 11/3/15	13,495	13,495
0.12% 1/4/16	171,948	171,924
0.12% 1/25/16	30,330	30,325
0.14% 2/18/16	28,546	28,536
0.155% 2/3/16	113,537	113,504
0.18% 2/26/16	54,711	54,692
0.18% 3/7/16	90,037	89,982

		502,458

Repurchase Agreements – 0.16%
Bank of America Merrill Lynch
0.04%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $45,496 (collateralized by U.S. government obligations 3.625% 8/15/43; market value $46,405)	45,495	45,495

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
Bank of Montreal
0.05%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $22,748 (collateralized by U.S. government obligations 2.00%–4.50% 8/15/25–8/15/45; market value $23,203)	22,748	$22,748
BNP Paribas
0.06%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $202,436 (collateralized by U.S. government obligations 0.00%–8.50% 2/29/16–11/15/44; market value $206,483)	202,435	202,435

		270,678

Total Short-Term Investments (cost $773,090)		773,136

Total Value of
Securities – 99.24% (cost $208,326,036)		$171,361,101

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2015, the aggregate value of Rule 144A securities was $232,748, which represents 0.13% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
■	Securities listed and traded on the Hong Kong Stock Exchange.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 51 in “Security type / country and sector allocations.”

The following foreign currency exchange contracts were outstanding at Oct. 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	ZAR	(2,169,135)	USD	157,450	11/2/15	$671
BNYM	BRL	(308,376)	USD	79,923	11/3/15	56
BNYM	INR	(10,070,963)	USD	153,755	11/2/15	(178)
BNYM	KRW	232,497,340	USD	(203,514)	11/3/15	87
BNYM	MYR	(403,614)	USD	93,788	11/2/15	(141)
BNYM	THB	2,852,388	USD	(80,255)	11/4/15	(252)

						$243

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BCLY – Barclays Bank

BNYM – BNY Mellon

BRL – Brazilian Real

GDR – Global Depositary Receipt

INR – Indian Rupee

KRW – South Korean Won

MYR – Malaysian Ringgit

THB – Thailand Baht

USD – U.S. Dollar

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Pooled® Trust — The Emerging Markets Portfolio II

October 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 97.45%Δ

Argentina – 1.37%
Cresud ADR †	8,192	$104,694
IRSA Inversiones y Representaciones ADR †	4,000	71,960
MercadoLibre	1,100	108,207
YPF ADR	8,000	170,880

		455,741

Bahrain – 0.03%
Aluminum Bahrain GDR 144A #	1,800	10,500

		10,500

Brazil – 11.17%
B2W Cia Digital †	94,335	356,715
Banco Bradesco ADR	8,847	48,128
Banco Santander Brasil ADR	48,000	171,360
Braskem ADR	12,800	142,720
BRF ADR	16,900	259,077
Centrais Eletricas Brasileiras ADR †	21,300	26,838
Cia Hering	51,400	201,961
Cyrela Brazil Realty	15,780	36,670
Fibria Celulose ADR	40,300	544,856
Gerdau	11,700	12,441
Gerdau ADR	13,000	18,070
Gol Linhas Aereas Inteligentes ADR	45,200	40,156
Hypermarcas †	78,500	356,286
Itau Unibanco Holding ADR	66,550	455,867
Petroleo Brasileiro ADR †	53,200	259,616
Rumo Logistica Operadora Multimodal †	10,486	19,962
Santos Brasil Participacoes	5,900	21,866
Telefonica Brasil ADR	6,055	62,730
Tim Participacoes ADR	53,200	591,052
Vale ADR	21,600	94,176

		3,720,547

Chile – 0.83%
Latam Airlines Group ADR †	3,603	19,853
Sociedad Quimica y Minera de Chile ADR	13,300	257,754

		277,607

China/Hong Kong – 20.27%
Baidu ADR †	10,150	1,902,821
China Mengniu Dairy	134,000	260,370
China Mobile	50,000	598,659
China Mobile ADR	7,200	434,232
China Petroleum & Chemical	94,000	67,310

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

China/Hong Kong (continued)
China Petroleum & Chemical ADR	3,770	$271,742
China Unicom Hong Kong ADR	17,100	209,988
CNOOC ADR	1,600	181,888
PetroChina ADR	1,700	133,671
PetroChina Class H	280,000	218,924
Qunar Cayman Islands ADR †	2,900	140,766
SINA †	6,200	295,368
Sohu.com †	16,000	808,320
Tencent Holdings	27,100	512,584
Tianjin Development Holdings	190,000	123,551
Tingyi Cayman Islands Holding	42,000	72,180
Tsingtao Brewery	24,000	115,035
Uni-President China Holdings	492,000	404,358

		6,751,767

Colombia – 0.64%
Bolsa de Valores de Colombia	10,000	57
Cemex Latam Holdings †	61,058	212,449

		212,506

India – 8.89%
Cairn India	74,000	173,603
ICICI Bank ADR	13,000	112,060
Reliance Communications †	90,082	103,737
Reliance Industries	30,356	439,962
Reliance Industries GDR 144A #	55,000	1,578,500
Steel Authority of India	49,589	40,459
Tata Chemicals	62,463	390,177
Ultratech Cement	2,784	122,880

		2,961,378

Indonesia – 0.91%
Global Mediacom	2,369,600	150,616
Tambang Batubara Bukit Asam Persero	118,500	63,200
United Tractors	67,106	88,739

		302,555

92

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Malaysia – 0.31%
UEM Sunrise	356,100	$103,614

		103,614

Mexico – 6.83%
America Movil Class L ADR	11,000	195,910
Cemex ADR †	70,311	443,662
Empresas ICA ADR †	27,200	41,888
Fomento Economico Mexicano ADR	2,500	247,725
Grupo Financiero Banorte Class O	24,300	130,021
Grupo Financiero Santander Mexico Class B ADR	19,400	177,510
Grupo Televisa ADR	30,000	874,200
Wal-Mart de Mexico Class V	61,629	163,144

		2,274,060

Netherlands – 0.52%
Yandex Class A †	10,800	173,880

		173,880

Peru – 0.22%
Cia de Minas Buenaventura ADR	11,500	73,715

		73,715

Poland – 0.75%
Jastrzebska Spolka Weglowa †	2,926	10,014
Polski Koncern Naftowy Orlen	8,460	137,365
Powszechna Kasa Oszczednosci Bank Polski †	13,921	103,133

		250,512

Republic of Korea – 25.91%
Hitejinro Holdings	20,000	239,102
KB Financial Group ADR	28,000	882,840
KCC	1,455	520,567
KT ADR †	28,300	371,296
KT&G	5,530	552,143
LG Display ADR	17,800	169,100
LG Electronics	5,107	219,618
LG Uplus	28,207	270,516
Lotte Chilsung Beverage	425	831,188
Lotte Confectionery	257	447,702
Samsung Electronics	2,017	2,423,495
Samsung Life Insurance	4,270	407,639
SK Telecom ADR	55,000	1,295,800

		8,631,006

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Russia – 4.19%
Etalon Group GDR 144A #=	4,800	$9,264
Gazprom ADR	50,000	210,500
Lukoil (London International Exchange) ADR	3,600	130,680
Lukoil ADR	3,400	123,250
MegaFon GDR	14,100	182,595
Mobile TeleSystems ADR	19,400	136,382
Moscow Exchange =	70,000	98,513
Rosneft GDR	52,800	211,200
Sberbank of Russia =	141,095	200,091
VTB Bank	16,155,925	18,310
VTB Bank GDR	33,800	74,292

		1,395,077

South Africa – 1.19%
Anglo American Platinum †	1,687	29,609
Impala Platinum Holdings †	4,413	12,069
Sasol ADR	5,200	167,232
Vodacom Group	17,262	186,982

		395,892

Taiwan – 7.20%
Hon Hai Precision Industry	218,824	583,711
MediaTek	68,000	533,066
Mitac Holdings	472,000	369,284
Taiwan Semiconductor Manufacturing	95,000	399,430
Taiwan Semiconductor Manufacturing ADR	12,800	281,088
United Microelectronics	634,000	232,392

		2,398,971

Thailand – 1.24%
Bangkok Bank	37,099	174,357
PTT Exploration & Production Foreign Share	14,571	29,845
PTT Foreign	27,160	209,568

		413,770

Turkey – 1.68%
Akbank	58,758	150,948
Anadolu Efes Biracilik Ve Malt Sanayii	19,910	157,065
Turkcell Iletisim Hizmetleri ADR	20,600	204,146
Turkiye Sise ve Cam Fabrikalari	41,358	47,379

		559,538

(continues)	93

Schedules of investments

Delaware Pooled® Trust – The Emerging Markets Portfolio II

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

United Kingdom – 0.10%
Anglo American ADR	8,400	$35,196

		35,196

United States – 3.20%
Archer-Daniels-Midland	8,200	374,412
Yahoo †	19,400	691,028

		1,065,440

Total Common Stock (cost $38,841,316)		32,463,272

Preferred Stock – 1.15%Δ

Republic of Korea – 1.15%
LG Electronics 1.67%	17,861	384,042

Total Preferred Stock (cost $307,186)		384,042

	Principal amount°

Short-Term Investments – 1.24%

Repurchase Agreements – 1.24%
Bank of America Merrill Lynch
0.04%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $69,680 (collateralized by U.S. government obligations 3.625% 8/15/43; market value $71,073)	69,679	69,679
Bank of Montreal
0.05%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $34,840 (collateralized by U.S. government obligations 2.00%–4.50% 8/15/25–8/15/45; market value $35,537)	34,840	34,840

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas
0.06%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $310,043 (collateralized by U.S. government obligations 0.00%–8.50% 2/29/16–11/15/44; market value $316,243)	310,042	$310,042

Total Short-Term Investments (cost $414,561)		414,561

Total Value of Securities – 99.84% (cost $39,563,063)		$33,261,875

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2015, the aggregate value of Rule 144A securities was $1,598,264, which represents 4.80% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2015, the aggregate value of fair valued securities was $307,868, which represents 0.92% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 52 in “Security type / country and sector allocations.”

Summary of abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statements of assets and liabilities

Delaware Pooled® Trust

October 31, 2015

	The Large-Cap Value Equity Portfolio	The Select 20 Portfolio	The Large-Cap Growth Equity Portfolio
Assets:
Investments, at value[1]	$212,252,938	$91,738,529	$306,289,228
Short-term investments, at value[2]	1,369,464	1,799,521	4,701,887
Repurchase agreements, at value[3]	791,352	157,371	—
Cash	92,707	916	—
Dividends and interest receivable	400,442	—	608,849
Receivable for securities sold	—	—	2,643,533

Total assets	214,906,903	93,696,337	314,243,497

Liabilities:
Cash overdraft	—	—	302,810
Payable for securities purchased	45,783	—	240,584
Investment management fees payable	98,943	57,544	141,978
Other accrued expenses	32,063	12,547	41,988
Other affiliates payable	3,519	1,502	4,820
Trustees’ fees and expenses payable	512	217	734

Total liabilities	180,820	71,810	732,914

Total Net Assets	$214,726,083	$93,624,527	$313,510,583

Net Assets Consist of:
Paid-in capital	$189,511,798	$52,266,185	$207,893,792
Undistributed (distribution in excess of) net investment income	3,667,861	—	1,707,689
Accumulated net realized gain on investments	16,047,682	15,981,838	42,426,006
Net unrealized appreciation of investments	5,498,742	25,376,504	61,483,096

Total Net Assets	$214,726,083	$93,624,527	$313,510,583

Net Asset Value

Portfolio Class
Net assets	$214,726,083	$93,624,527	$313,510,583
Shares of beneficial interest outstanding, unlimited authorization, no par	7,864,331	10,463,756	18,668,742
Net asset value per share	$27.30	$8.95	$16.79

[1]Investments, at cost	$206,754,347	$66,362,295	$244,806,736
[2]Short-term investments, at cost	1,369,313	1,799,251	4,701,283
[3]Repurchase agreements, at cost	791,352	157,371	—

See accompanying notes, which are an integral part of the financial statements.

	The Focus Smid-Cap Growth Equity Portfolio	The High-Yield Bond Portfolio
Assets:
Investments, at value[1]	$50,107,016	$193,470,967
Short-term investments, at value[2]	826,005	4,777,853
Repurchase agreements, at value[3]	164,565	8,645,521
Foreign currencies, at value[4]	55,399	—
Cash	206	791,396
Receivable for securities sold	298,423	4,566,453
Dividends and interest receivable	35,700	3,373,285
Other assets[5]	—	48,975

Total assets	51,487,314	215,674,450

Liabilities:
Payable for securities purchased	—	9,270,403
Investment management fees payable	32,744	78,147
Other accrued expenses	10,898	29,928
Other affiliates payable	842	3,322
Trustees’ fees and expenses payable	120	514
Bond proceeds payable[5]	—	163,250

Total liabilities	44,604	9,545,564

Total Net Assets	$51,442,710	$206,128,886

Net Assets Consist of:
Paid-in capital	$37,279,693	$213,086,358
Undistributed net investment income	21,146	9,244,849
Accumulated net realized gain (loss) on investments	2,515,250	(8,489,848)
Net unrealized appreciation (depreciation) of investments	11,627,706	(7,712,473)
Net unrealized depreciation of foreign currencies	(1,085)	—

Total Net Assets	$51,442,710	$206,128,886

Net Asset Value

Portfolio Class
Net assets	$51,442,710	$206,128,886
Shares of beneficial interest outstanding, unlimited authorization, no par	2,789,739	26,494,568
Net asset value per share	$18.44	$7.78

[1]Investments, at cost	$38,479,449	$201,184,301
[2]Short-term investments, at cost	825,866	4,776,992
[3]Repurchase agreements, at cost	164,565	8,645,521
[4]Foreign currencies, at cost	56,143	—
[5]See Note 15 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

(continues)	97

Statements of assets and liabilities

Delaware Pooled® Trust

	The Core Plus Fixed Income Portfolio	The International Equity Portfolio	The Labor Select International Equity Portfolio
Assets:
Investments, at value[1]	$125,572,388	$356,307,577	$356,602,620
Short-term investments, at value[2]	—	1,327,192	—
Repurchase agreements, at value[3]	17,603,087	—	2,844,371
Cash	2,134,786	—	319,233
Variation margin due from brokers on centrally cleared credit default swap contracts	82,763	—	—
Foreign currencies, at value[4]	8,333	68,714	770
Receivable for securities sold	18,272,405	—	—
Dividends and interest receivable	711,067	1,200,876	1,614,356
Receivable for fund shares sold	—	382,579	—
Unrealized appreciation on foreign currency exchange contracts	564	955	1,614
Upfront payments paid on credit default swap contracts	13,768	—	—
Other assets[5]	75,182	—	—

Total assets	164,474,343	359,287,893	361,382,964

Liabilities:
Cash overdraft	—	75,814	—
Payable for securities purchased	36,060,574	321,431	424,161
Swap interest payable	4,942	—	—
Variation margin due to broker on futures contracts	1,141	—	—
Payable for fund shares redeemed	—	197,959	—
Other accrued expenses	33,871	78,566	74,636
Investment management fees payable	21,801	226,467	227,191
Other affiliates payable	2,137	5,806	5,954
Trustees’ fees and expenses payable	327	786	859
Unrealized depreciation on credit default swap contracts	5,369	—	—
Unrealized depreciation on foreign currency exchange contracts	—	127	—
Bond proceeds payable[5]	250,607	—	—

Total liabilities	36,380,769	906,956	732,801

Total Net Assets	$128,093,574	$358,380,937	$360,650,163

	The Core Plus Fixed Income Portfolio	The International Equity Portfolio	The Labor Select International Equity Portfolio
Net Assets Consist of:
Paid-in capital	$126,522,335	$471,863,727	$409,056,230
Undistributed net investment income	2,382,671	8,220,825	8,304,431
Accumulated net realized loss on investments	(262,749)	(128,445,079)	(58,275,803)
Net unrealized appreciation (depreciation) of investments	(638,819)	6,797,553	1,667,674
Net unrealized depreciation of foreign currencies	(668)	(56,917)	(103,983)
Net unrealized appreciation of foreign currency exchange contracts	564	828	1,614
Net unrealized appreciation of futures contracts	102,718	—	—
Net unrealized depreciation of swap contracts	(12,478)	—	—

Total Net Assets	$128,093,574	$358,380,937	$360,650,163

Net Asset Value

Portfolio Class
Net assets	$128,093,574	$358,380,937	$360,650,163
Shares of beneficial interest outstanding, unlimited authorization, no par	12,450,834	25,167,620	26,147,484
Net asset value per share	$10.29	$14.24	$13.79
[1]Investments, at cost	$126,211,207	$349,510,155	$354,934,946
[2]Short-term investments, at cost	—	1,327,061	—
[3]Repurchase agreements, at cost	17,603,087	—	2,844,371
[4]Foreign currencies, at cost	8,865	69,399	765
[5]See Note 15 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

(continues)	99

Statements of assets and liabilities

Delaware Pooled® Trust

	The Emerging Markets Portfolio	The Emerging Markets Portfolio II
Assets:
Investments, at value[1]	$170,587,965	$32,847,314
Short-term investments, at value[2]	502,458	—
Repurchase agreements, at value[3]	270,678	414,561
Foreign currencies, at value[4]	1,423,940	30,090
Cash	—	48,448
Receivable for securities sold	589,762	—
Dividends and interest receivable	257,674	11,967
Receivable for fund shares sold	1,274	—
Unrealized appreciation on foreign currency exchange contracts	814	—

Total assets	173,634,565	33,352,380

Liabilities:
Cash overdraft	143,683	—
Payable for securities purchased	545,413	—
Payable for fund shares redeemed	1,274	—
Investment management fees payable	148,666	22,471
Other accrued expenses	85,194	11,646
Other affiliates payable	3,101	563
Trustees’ fees and expenses payable	427	78
Unrealized depreciation on foreign currency exchange contracts	571	—
Other liabilities	32,114	3,605

Total liabilities	960,443	38,363

Total Net Assets	$172,674,122	$33,314,017

Net Assets Consist of:
Paid-in capital	$225,904,525	$38,998,264
Undistributed (distribution in excess of) net investment income	3,851,084	(436,088)
Accumulated net realized gain (loss) on investments	(20,078,590)	1,056,786
Net unrealized depreciation of investments	(36,964,935)	(6,301,188)
Net unrealized depreciation of foreign currencies	(38,205)	(3,757)
Net unrealized appreciation of foreign currency exchange contracts	243	—

Total Net Assets	$172,674,122	$33,314,017

Net Asset Value

Portfolio Class
Net assets	$172,674,122	$33,314,017
Shares of beneficial interest outstanding, unlimited authorization, no par	23,121,815	4,517,188
Net asset value per share	$7.47	$7.37
[1]Investments, at cost	$207,552,946	$39,148,502
[2]Short-term investments, at cost	502,412	—
[3]Repurchase agreements, at cost	270,678	414,561
[4]Foreign currencies, at cost	1,430,087	30,115

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Pooled® Trust

Year ended October 31, 2015

	The Large-Cap Value Equity Portfolio	The Select 20 Portfolio	The Large-Cap Growth Equity Portfolio
Investment Income:
Dividends	$5,461,742	$813,013	$3,924,687
Interest	3,236	3,620	4,443
Foreign tax withheld	—	—	(18,154)

	5,464,978	816,633	3,910,976

Expenses:
Management fees	1,168,342	689,108	1,639,947
Accounting and administration expenses	67,721	29,320	95,133
Audit and tax	32,872	32,873	32,886
Legal fees	26,077	13,349	32,742
Dividend disbursing and transfer agent fees and expenses	22,708	9,956	32,006
Reports and statements to shareholders	18,205	7,915	19,541
Registration fees	18,127	17,427	20,309
Custodian fees	10,672	5,656	20,060
Trustees’ fees and expenses	9,738	4,286	13,702
Other	7,984	7,235	11,055

	1,382,446	817,125	1,917,381
Less expenses waived	—	(3,669)	—
Less expense paid indirectly	(1)	(1)	(1)

Total operating expenses	1,382,445	813,455	1,917,380

Net Investment Income	4,082,533	3,178	1,993,596

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,063,958	16,710,086	43,076,271
Foreign currencies	—	—	(790)

Net realized gain	16,063,958	16,710,086	43,075,481

Net change in unrealized appreciation (depreciation) of investments	(14,827,414)	(7,406,451)	(22,341,614)

Net Realized and Unrealized Gain	1,236,544	9,303,635	20,733,867

Net Increase in Net Assets Resulting from Operations	$5,319,077	$9,306,813	$22,727,463

See accompanying notes, which are an integral part of the financial statements.

(continues)	101

Statements of operations

Delaware Pooled® Trust

	The Focus Smid-Cap Growth Equity Portfolio	The High-Yield Bond Portfolio
Investment Income:
Dividends	$644,501	$121,041
Interest	1,599	11,560,610
Foreign tax withheld	(21,587)	—

	624,513	11,681,651

Expenses:
Management fees	360,302	790,583
Audit and tax	32,906	40,639
Accounting and administration expenses	15,328	56,069
Legal fees	8,565	19,962
Reports and statements to shareholders	5,431	13,214
Dividend disbursing and transfer agent fees and expenses	5,285	18,840
Registration fees	5,198	12,473
Custodian fees	4,812	11,115
Trustees’ fees and expenses	2,210	7,999
Other	4,154	18,027

	444,191	988,921
Less expenses waived	(1,049)	—
Less expense paid indirectly	(1)	(1)

Total operating expenses	443,141	988,920

Net Investment Income	181,372	10,692,731

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments[1]	3,130,016	(8,277,336)
Foreign currencies	(671)	116
Foreign currency exchange contracts	(277)	—
Futures contracts	—	(19,406)
Swap contracts	—	(116,497)

Net realized gain (loss)	3,129,068	(8,413,123)

Net change in unrealized appreciation (depreciation) of:
Investments	409,668	(8,404,557)
Foreign currencies	(1,085)	—
Futures contracts	—	15,984
Swap contracts	—	106,230

Net change in unrealized appreciation (depreciation)	408,583	(8,282,343)

Net Realized and Unrealized Gain (Loss)	3,537,651	(16,695,466)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,719,023	$(6,002,735)

[1]Includes $114,275 loss contingencies on General Motors term loan litigation for The High-Yield Bond Portfolio. See Note 15 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

	The Core Plus Fixed Income Portfolio	The International Equity Portfolio	The Labor Select International Equity Portfolio
Investment Income:
Dividends	$10,502	$14,169,074	$13,942,962
Interest	3,305,424	2,207	2,260
Foreign tax withheld	—	(1,014,981)	(896,044)

	3,315,926	13,156,300	13,049,178

Expenses:
Management fees	511,878	2,888,486	2,798,499
Audit and tax	42,712	61,883	70,332
Accounting and administration expenses	37,990	122,921	119,035
Custodian fees	24,430	104,402	99,378
Registration fees	18,029	18,205	14,449
Legal fees	13,357	46,236	39,334
Dividend disbursing and transfer agent fees and expenses	12,746	69,290	58,222
Reports and statements to shareholders	9,974	27,550	19,627
Trustees’ fees and expenses	5,307	18,229	17,434
Other	45,391	18,726	17,070

	721,814	3,375,928	3,253,380
Less expenses waived	(183,937)	—	—
Less expense paid indirectly	—	(1)	(2)

Total operating expenses	537,877	3,375,927	3,253,378

Net Investment Income	2,778,049	9,780,373	9,795,800

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments[1,2]	578,193	21,797,313	11,110,502
Redemptions in kind*	—	5,334,630	—
Foreign currencies	(166,053)	(322,981)	(92,538)
Foreign currency exchange contracts	1,425	683,851	395,776
Futures contracts	142,574	—	—
Swap contracts	3,390	—	—

Net realized gain	559,529	27,492,813	11,413,740

Net change in unrealized appreciation (depreciation) of:
Investments	(1,944,101)	(36,720,278)	(24,557,772)
Foreign currencies	4,410	(10,420)	7,942
Foreign currency exchange contracts	1,674	(77,176)	(62,058)
Futures contracts	122,177	—	—
Swap contracts	(10,969)	—	—

Net change in unrealized appreciation (depreciation)	(1,826,809)	(36,807,874)	(24,611,888)

Net Realized and Unrealized Loss	(1,267,280)	(9,315,061)	(13,198,148)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,510,769	$465,312	$(3,402,348)

[1]Includes $268 capital gain taxes paid for The Core Plus Fixed Income Portfolio.

[2]Includes $175,425 loss contingencies on General Motors term loan litigation for The Core Plus Fixed Income Portfolio. See Note 15 in “Notes to financial statements.”

*See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

(continues)	103

Statements of operations

Delaware Pooled® Trust

	The Emerging Markets Portfolio	The Emerging Markets Portfolio II
Investment Income:
Dividends	$8,328,212	$689,471
Interest	3,072	232
Foreign tax withheld	(816,795)	(85,132)

	7,514,489	604,571

Expenses:
Management fees	2,432,693	369,657
Custodian fees	199,173	23,109
Accounting and administration expenses	77,614	11,794
Audit and tax	70,954	49,045
Legal fees	32,237	5,463
Dividend disbursing and transfer agent fees and expenses	25,903	4,122
Reports and statements to shareholders	16,397	5,605
Registration fees	15,570	18,894
Trustees’ fees and expenses	11,892	1,765
Other	15,840	10,103

	2,898,273	499,557
Less expenses waived	—	(53,605)
Less expense paid indirectly	(1)	(1)

Total operating expenses	2,898,272	445,951

Net Investment Income	4,616,217	158,620

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments[1]	(18,029,675)	1,062,169
Foreign currencies	(264,584)	2,859
Foreign currency exchange contracts	(174,171)	(5,216)

Net realized gain (loss)	(18,468,430)	1,059,812

Net change in unrealized appreciation (depreciation) of:
Investments[2]	(35,337,220)	(10,508,484)
Foreign currencies	466,200	3,845
Foreign currency exchange contracts	16,679	662

Net change in unrealized appreciation (depreciation)	(34,854,341)	(10,503,977)

Net Realized and Unrealized Loss	(53,322,771)	(9,444,165)

Net Decrease in Net Assets Resulting from Operations	$(48,706,554)	$(9,285,545)

[1]Includes $115,807 capital gain taxes paid for The Emerging Markets Portfolio.
[2]Includes $32,114 and $3,605 capital gain taxes accrued for The Emerging Markets Portfolio and The Emerging Markets Portfolio II, respectively.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Pooled® Trust

	The Large-Cap Value Equity Portfolio		The Select 20 Portfolio		The Large-Cap Growth Equity Portfolio
	Year ended		Year ended		Year ended
	10/31/15	10/31/14	10/31/15	10/31/14	10/31/15	10/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,082,533	$2,022,798	$3,178	$74,497	$1,993,596	$1,809,579
Net realized gain	16,063,958	4,047,355	16,710,086	25,918,447	43,075,481	24,177,529
Net change in unrealized appreciation (depreciation)	(14,827,414)	9,729,583	(7,406,451)	(7,284,821)	(22,341,614)	16,123,166

Net increase in net assets resulting from operations	5,319,077	15,799,736	9,306,813	18,708,123	22,727,463	42,110,274

Dividends and Distributions to Shareholders from:
Net investment income	(2,147,479)	(1,238,119)	(106,287)	(98,955)	(1,786,278)	(852,040)
Net realized gain	(3,785,813)	(451,277)	(25,051,110)	(2,407,909)	(23,432,720)	—

	(5,933,292)	(1,689,396)	(25,157,397)	(2,506,864)	(25,218,998)	(852,040)

Capital Share Transactions:
Proceeds from shares sold	99,370,183	45,461,313	50,003	3,175,400	61,465,582	20,129,000
Net asset value of shares issued upon reinvestment of dividends and distributions	4,983,737	1,235,465	22,904,367	1,848,361	23,511,377	737,927

	104,353,920	46,696,778	22,954,370	5,023,761	84,976,959	20,866,927

Cost of shares redeemed	(28,810,964)	(10,246,939)	(3,833,016)	(118,953,511)	(46,296,415)	(39,761,752)

Increase (decrease) in net assets derived from capital share transactions	75,542,956	36,449,839	19,121,354	(113,929,750)	38,680,544	(18,894,825)

Net Increase (Decrease) in Net Assets	74,928,741	50,560,179	3,270,770	(97,728,491)	36,189,009	22,363,409

Net Assets:
Beginning of year	139,797,342	89,237,163	90,353,757	188,082,248	277,321,574	254,958,165

End of year	$214,726,083	$139,797,342	$93,624,527	$90,353,757	$313,510,583	$277,321,574

Undistributed net investment income	$3,667,861	$1,732,807	$—	$45,929	$1,707,689	$1,501,161

See accompanying notes, which are an integral part of the financial statements.

(continues)	105

Statements of changes in net assets

Delaware Pooled® Trust

	The Focus Smid-Cap Growth Equity Portfolio		The High-Yield Bond Portfolio
	Year ended		Year ended
	10/31/15	10/31/14	10/31/15	10/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$181,372	$(25,459)	$10,692,731	$8,039,565
Net realized gain (loss)	3,129,068	10,168,546	(8,413,123)	3,683,284
Net change in unrealized appreciation (depreciation)	408,583	(6,816,587)	(8,282,343)	(4,834,052)

Net increase (decrease) in net assets resulting from operations	3,719,023	3,326,500	(6,002,735)	6,888,797

Dividends and Distributions to Shareholders from:
Net investment income	(159,278)	(48,668)	(8,232,022)	(8,364,409)
Net realized gain	(9,985,516)	—	(2,140,715)	—

	(10,144,794)	(48,668)	(10,372,737)	(8,364,409)

Capital Share Transactions:
Proceeds from shares sold	5,418,599	9,804,200	91,186,357	9,021,353
Net asset value of shares issued upon reinvestment of dividends and distributions	9,933,771	44,060	8,892,572	6,925,632

	15,352,370	9,848,260	100,078,929	15,946,985

Cost of shares redeemed	(765,000)	(59,279,351)	(20,757,038)	(6,599,065)

Increase (decrease) in net assets derived from capital share transactions	14,587,370	(49,431,091)	79,321,891	9,347,920

Net Increase (Decrease) in Net Assets	8,161,599	(46,153,259)	62,946,419	7,872,308

Net Assets:
Beginning of year	43,281,111	89,434,370	143,182,467	135,310,159

End of year	$51,442,710	$43,281,111	$206,128,886	$143,182,467

Undistributed net investment income	$21,146	$—	$9,244,849	$6,861,293

See accompanying notes, which are an integral part of the financial statements.

	The Core Plus Fixed Income Portfolio		The International Equity Portfolio		The Labor Select International Equity Portfolio
	Year ended		Year ended		Year ended
	10/31/15	10/31/14	10/31/15	10/31/14	10/31/15	10/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,778,049	$2,071,245	$9,780,373	$19,459,695	$9,795,800	$20,527,088
Net realized gain	559,529	1,261,684	27,492,813	33,733,574	11,413,740	32,115,674
Net change in unrealized appreciation (depreciation)	(1,826,809)	252,088	(36,807,874)	(44,297,323)	(24,611,888)	(43,121,023)

Net increase (decrease) in net assets resulting from operations	1,510,769	3,585,017	465,312	8,895,946	(3,402,348)	9,521,739

Dividends and Distributions to Shareholders from:
Net investment income	(2,287,390)	(1,349,489)	(19,976,817)	(13,166,001)	(20,172,329)	(15,240,625)

	(2,287,390)	(1,349,489)	(19,976,817)	(13,166,001)	(20,172,329)	(15,240,625)

Capital Share Transactions:
Proceeds from shares sold	56,670,000	18,225,000	71,665,939	31,493,180	13,897,051	27,424,401
Net asset value of shares issued upon reinvestment of dividends and distributions	2,094,599	1,349,489	13,785,666	9,565,196	20,125,060	15,214,036

	58,764,599	19,574,489	85,451,605	41,058,376	34,022,111	42,638,437

Cost of shares redeemed	(6,930,000)	(1,415,000)	(154,086,264)	(81,944,610)	(23,294,454)	(169,524,361)

Increase (decrease) in net assets derived from capital share transactions	51,834,599	18,159,489	(68,634,659)	(40,886,234)	10,727,657	(126,885,924)

Net Increase (Decrease) in Net Assets	51,057,978	20,395,017	(88,146,164)	(45,156,289)	(12,847,020)	(132,604,810)

Net Assets:
Beginning of year	77,035,596	56,640,579	446,527,101	491,683,390	373,497,183	506,101,993

End of year	$128,093,574	$77,035,596	$358,380,937	$446,527,101	$360,650,163	$373,497,183

Undistributed net investment income	$2,382,671	$1,820,073	$8,220,825	$18,056,399	$8,304,431	$18,377,722

See accompanying notes, which are an integral part of the financial statements.

(continues)	107

Statements of changes in net assets

Delaware Pooled® Trust

	The Emerging Markets Portfolio		The Emerging Markets Portfolio II
	Year ended		Year ended
	10/31/15	10/31/14	10/31/15	10/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,616,217	$7,430,003	$158,620	$276,216
Net realized gain (loss)	(18,468,430)	12,505,005	1,059,812	1,116,607
Net change in unrealized appreciation (depreciation)	(34,854,341)	(13,240,417)	(10,503,977)	251,401

Net increase (decrease) in net assets resulting from operations	(48,706,554)	6,694,591	(9,285,545)	1,644,224

Dividends and Distributions to Shareholders from:
Net investment income	(6,578,952)	(5,872,140)	(597,941)	(402,381)
Net realized gain	(14,021,206)	(11,018,509)	(1,135,659)	(161,827)

	(20,600,158)	(16,890,649)	(1,733,600)	(564,208)

Capital Share Transactions:
Proceeds from shares sold	22,120,839	31,579,483	135,001	1,570,049
Purchase reimbursement fees	118,421	171,224	—	—
Net asset value of shares issued upon reinvestment of dividends and distributions	17,047,447	14,226,136	1,733,600	564,207

	39,286,707	45,976,843	1,868,601	2,134,256

Cost of shares redeemed	(108,099,812)	(59,835,193)	(50,000)	(2,923,000)
Redemption reimbursement fees	583,024	381,420	—	—

	(107,516,788)	(59,453,773)	(50,000)	(2,923,000)

Increase (decrease) in net assets derived from capital share transactions	(68,230,081)	(13,476,930)	1,818,601	(788,744)

Net Increase (Decrease) in Net Assets	(137,536,793)	(23,672,988)	(9,200,544)	291,272

Net Assets:
Beginning of year	310,210,915	333,883,903	42,514,561	42,223,289

End of year	$172,674,122	$310,210,915	$33,314,017	$42,514,561

Undistributed (distribution in excess of) net investment income	$3,851,084	$6,278,692	$(436,088)	$5,590

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Net asset value, beginning of period	$27.610	$24.190	$18.970	$16.570	$15.130

Income from investment operations:
Net investment income[1]	0.525	0.473	0.440	0.394	0.346
Net realized and unrealized gain	0.342	3.385	5.170	2.379	1.579

Total from investment operations	0.867	3.858	5.610	2.773	1.925

Less dividends and distributions from:
Net investment income	(0.426)	(0.321)	(0.390)	(0.373)	(0.485)
Net realized gain	(0.751)	(0.117)	—	—	—

Total dividends and distributions	(1.177)	(0.438)	(0.390)	(0.373)	(0.485)

Net asset value, end of period	$27.300	$27.610	$24.190	$18.970	$16.570

Total return[2]	3.18%	16.19%	30.09%	17.12%	12.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$214,726	$139,797	$89,237	$8,417	$6,641
Ratio of expenses to average net assets	0.65%	0.68%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets prior to fees waived	0.65%	0.68%	0.72%	1.09%	1.24%
Ratio of net investment income to average net assets	1.92%	1.83%	1.97%	2.21%	2.15%
Ratio of net investment income to average net assets prior to fees waived	1.92%	1.83%	1.95%	1.82%	1.61%
Portfolio turnover	31%	19%	9%	14%	133%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	109

Financial highlights

Delaware Pooled® Trust — The Select 20 Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Net asset value, beginning of period	$11.050	$9.680	$8.140	$6.960	$6.040

Income (loss) from investment operations:
Net investment income (loss)[1]	— [2]	0.006	0.017	(0.002)	0.003
Net realized and unrealized gain	0.977	1.516	1.667	1.184	0.917

Total from investment operations	0.977	1.522	1.684	1.182	0.920

Less dividends and distributions from:
Net investment income	(0.013)	(0.006)	(0.016)	(0.002)	—
Net realized gain	(3.064)	(0.146)	(0.128)	—	—

Total dividends and distributions	(3.077)	(0.152)	(0.144)	(0.002)	—

Net asset value, end of period	$8.950	$11.050	$9.680	$8.140	$6.960

Total return[3]	10.60%	15.92%	21.00%	16.99%	15.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$93,625	$90,354	$188,082	$124,511	$45,978
Ratio of expenses to average net assets	0.89%	0.87%	0.85%	0.86%	0.89%
Ratio of expenses to average net assets prior to fees waived	0.89%	0.87%	0.85%	0.87%	1.02%
Ratio of net investment income (loss) to average net assets	0.00%	0.06%	0.20%	(0.02% )	0.04%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.00%	0.06%	0.20%	(0.03% )	(0.09%	)
Portfolio turnover	31%	21%	46%	42%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than 0.001 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Net asset value, beginning of period	$17.040	$14.600	$11.470	$9.880	$8.900

Income from investment operations:
Net investment income[1]	0.111	0.109	0.062	0.027	0.053
Net realized and unrealized gain	1.192	2.381	3.121	1.589	0.962

Total from investment operations	1.303	2.490	3.183	1.616	1.015

Less dividends and distributions from:
Net investment income	(0.110)	(0.050)	(0.053)	(0.026)	(0.035)
Net realized gain	(1.443)	—	—	—	—

Total dividends and distributions	(1.553)	(0.050)	(0.053)	(0.026)	(0.035)

Net asset value, end of period	$16.790	$17.040	$14.600	$11.470	$9.880

Total return[2]	8.06%	17.10%	27.86%	16.40%	11.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$313,511	$277,322	$254,958	$216,467	$170,531
Ratio of expenses to average net assets	0.64%	0.64%	0.65%	0.65%	0.64%
Ratio of net investment income to average net assets	0.67%	0.69%	0.48%	0.25%	0.55%
Portfolio turnover	49%	30%	38%	40%[3]	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

(continues)	111

Financial highlights

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Net asset value, beginning of period	$21.850	$20.720	$15.500	$14.810	$12.290

Income (loss) from investment operations:
Net investment income (loss)[1]	0.072	(0.010)	(0.005)	(0.022)	0.079
Net realized and unrealized gain	1.486	1.152	5.446	0.723	2.547

Total from investment operations	1.558	1.142	5.441	0.701	2.626

Less dividends and distributions from:
Net investment income	(0.078)	(0.012)	—	(0.011)	(0.106)
Net realized gain	(4.890)	—	(0.221)	—	—

Total dividends and distributions	(4.968)	(0.012)	(0.221)	(0.011)	(0.106)

Net asset value, end of period	$18.440	$21.850	$20.720	$15.500	$14.810

Total return[2]	8.30%	5.51%	35.56%	4.74%	21.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,443	$43,281	$89,434	$17,853	$16,721
Ratio of expenses to average net assets	0.92%	0.90%	0.89%	0.92%	0.92%
Ratio of expenses to average net assets prior to fees waived	0.92%	0.91%	0.89%	0.94%	1.05%
Ratio of net investment income (loss) to average net assets	0.38%	(0.05% )	(0.03% )	(0.14% )	0.54%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.38%	(0.06% )	(0.03% )	(0.16% )	0.41%
Portfolio turnover	21%	40%	26%	44%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The High-Yield Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Net asset value, beginning of period	$8.610	$8.720	$8.350	$7.830	$8.110

Income (loss) from investment operations:
Net investment income[1]	0.485	0.496	0.529	0.592	0.613
Net realized and unrealized gain (loss)	(0.782)	(0.063)	0.291	0.511	(0.274)

Total from investment operations	(0.297)	0.433	0.820	1.103	0.339

Less dividends and distributions from:
Net investment income	(0.423)	(0.543)	(0.450)	(0.583)	(0.619)
Net realized gain	(0.110)	—	—	—	—

Total dividends and distributions	(0.533)	(0.543)	(0.450)	(0.583)	(0.619)

Net asset value, end of period	$7.780	$8.610	$8.720	$8.350	$7.830

Total return[2]	(3.41% )	5.23%	10.24%	15.31%	4.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$206,129	$143,182	$135,310	$113,048	$57,840
Ratio of expenses to average net assets	0.56%	0.57%	0.57%	0.58%	0.59%
Ratio of expenses to average net assets prior to fees waived	0.56%	0.57%	0.57%	0.58%	0.60%
Ratio of net investment income to average net assets	6.09%	5.76%	6.29%	7.53%	7.82%
Ratio of net investment income to average net assets prior to fees waived	6.09%	5.76%	6.29%	7.53%	7.81%
Portfolio turnover	84%	101%	90%	68%	77%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	113

Financial highlights

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Net asset value, beginning of period	$10.370	$10.100	$10.540	$10.050	$10.130

Income (loss) from investment operations:
Net investment income[1]	0.240	0.294	0.289	0.320	0.369
Net realized and unrealized gain (loss)	(0.109)	0.201	(0.346)	0.460	0.081

Total from investment operations	0.131	0.495	(0.057)	0.780	0.450

Less dividends and distributions from:
Net investment income	(0.211)	(0.225)	(0.383)	(0.290)	(0.530)

Total dividends and distributions	(0.211)	(0.225)	(0.383)	(0.290)	(0.530)

Net asset value, end of period	$10.290	$10.370	$10.100	$10.540	$10.050

Total return[2]	1.29%	5.02%	(0.55% )	7.95%	4.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$128,094	$77,036	$56,641	$60,313	$53,851
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to fees waived	0.61%	0.65%	0.70%	0.62%	0.64%
Ratio of net investment income to average net assets	2.33%	2.90%	2.84%	3.14%	3.77%
Ratio of net investment income to average net assets prior to fees waived	2.17%	2.70%	2.59%	2.97%	3.58%
Portfolio turnover	436%	339%	358%	327%	273%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Net asset value, beginning of period	$15.120	$15.340	$12.840	$13.120	$13.680

Income (loss) from investment operations:
Net investment income[1]	0.375	0.629	0.337	0.441	0.471
Net realized and unrealized gain (loss)	(0.577)	(0.429)	2.700	(0.183)	(0.596)

Total from investment operations	(0.202)	0.200	3.037	0.258	(0.125)

Less dividends and distributions from:
Net investment income	(0.678)	(0.420)	(0.537)	(0.538)	(0.435)

Total dividends and distributions	(0.678)	(0.420)	(0.537)	(0.538)	(0.435)

Net asset value, end of period	$14.240	$15.120	$15.340	$12.840	$13.120

Total return[2]	(1.39% )	1.46%	24.59%	2.26%	(0.88% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$358,381	$446,527	$491,683	$467,827	$589,109
Ratio of expenses to average net assets	0.88%	0.86%	0.88%	0.85%	0.77%
Ratio of net investment income to average net assets	2.54%	4.04%	2.48%	3.56%	3.48%
Portfolio turnover	28%[3]	21%	20%	16%[3]	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

(continues)	115

Financial highlights

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Net asset value, beginning of period	$14.740	$15.070	$12.650	$12.920	$13.570

Income (loss) from investment operations:
Net investment income[1]	0.374	0.693	0.324	0.441	0.451
Net realized and unrealized gain (loss)	(0.524)	(0.573)	2.516	(0.176)	(0.695)

Total from investment operations	(0.150)	0.120	2.840	0.265	(0.244)

Less dividends and distributions from:
Net investment income	(0.800)	(0.450)	(0.420)	(0.535)	(0.406)

Total dividends and distributions	(0.800)	(0.450)	(0.420)	(0.535)	(0.406)

Net asset value, end of period	$13.790	$14.740	$15.070	$12.650	$12.920

Total return[2]	(0.98% )	0.86%	23.11%	2.40%	(1.79% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$360,650	$373,497	$506,102	$509,527	$572,642
Ratio of expenses to average net assets	0.87%	0.86%	0.88%	0.87%	0.85%
Ratio of net investment income to average net assets	2.63%	4.54%	2.43%	3.59%	3.37%
Portfolio turnover	20%	23%	16%	17%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Net asset value, beginning of period	$9.750	$10.110	$10.160	$10.510	$11.420

Income (loss) from investment operations:
Net investment income[1]	0.159	0.216	0.175	0.177	0.266
Net realized and unrealized gain (loss)	(1.771)	(0.080)	0.158	0.467	(0.873)

Total from investment operations	(1.612)	0.136	0.333	0.644	(0.607)

Less dividends and distributions from:
Net investment income	(0.221)	(0.178)	(0.239)	(0.220)	(0.330)
Net realized gain	(0.471)	(0.334)	(0.164)	(0.798)	—

Total dividends and distributions	(0.692)	(0.512)	(0.403)	(1.018)	(0.330)

Reimbursement fees:
Purchase reimbursement fees[1,2]	0.004	0.005	0.014	0.006	0.005
Redemption reimbursement fees[1,2]	0.020	0.011	0.006	0.018	0.022

	0.024	0.016	0.020	0.024	0.027

Net asset value, end of period	$7.470	$9.750	$10.110	$10.160	$10.510

Total return[3]	(17.11% )	1.89%	3.36%	7.81%	(5.22% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$172,674	$310,211	$333,884	$316,809	$531,527
Ratio of expenses to average net assets	1.19%	1.16%	1.20%	1.20%	1.14%
Ratio of net investment income to average net assets	1.90%	2.25%	1.72%	1.80%	2.41%
Portfolio turnover	27%	30%	40%[4]	38%[4]	39%

[1]	The average shares outstanding method has been applied for per share information.
[2]	The Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee, which are retained by the Portfolio.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not reflect the purchase reimbursement fee and redemption reimbursement fee.
[4]	Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

(continues)	117

Financial highlights

Delaware Pooled® Trust — The Emerging Markets Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended				6/23/10[1] to
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/10

Net asset value, beginning of period	$9.880	$9.650	$8.170	$8.550	$9.660

Income (loss) from investment operations:
Net investment income[2]	0.035	0.062	0.075	0.070	0.089
Net realized and unrealized gain (loss)	(2.142)	0.297	1.446	(0.028)	(1.099)

Total from investment operations	(2.107)	0.359	1.521	0.042	(1.010)

Less dividends and distributions from:
Net investment income	(0.139)	(0.092)	(0.041)	(0.128)	(0.026)
Net realized gain	(0.264)	(0.037)	—	(0.294)	(0.074)

Total dividends and distributions	(0.403)	(0.129)	(0.041)	(0.422)	(0.100)

Net asset value, end of period	$7.370	$9.880	$9.650	$8.170	$8.550

Total return[3]	(21.84% )	3.80%	18.68%	0.89%	(10.58% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,314	$42,515	$42,223	$29,686	$15,339
Ratio of expenses to average net assets	1.21%	1.20%	1.20%	1.20%	1.25%
Ratio of expenses to average net assets prior to fees waived	1.35%	1.32%	1.36%	1.41%	1.64%
Ratio of net investment income to average net assets	0.43%	0.64%	0.85%	0.87%	0.94%
Ratio of net investment income to average net assets prior to fees waived	0.29%	0.52%	0.69%	0.66%	0.55%
Portfolio turnover	8%	11%	11%	12%	23%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Pooled® Trust

October 31, 2015

Delaware Pooled Trust (Trust) is organized as a Delaware statutory trust and offers 11 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, and The Emerging Markets Portfolio II (each, a Portfolio, or collectively, Portfolios). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Select 20 Portfolio which is non-diversified. Each Portfolio offers one class of shares.

The investment objective of The Large-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Select 20 Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek capital appreciation.

The investment objective of The Focus Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio II is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities, except those traded on The Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant

(continues)	119

Notes to financial statements

Delaware Pooled® Trust

1. Significant Accounting Policies (continued)

events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Portfolios may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio’s tax positions taken for all open federal income tax years (Oct. 31, 2012–Oct. 31, 2015), and has concluded that no provision for federal income tax is required in any Portfolio’s financial statements. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries in which it invests that may date back to the inception of each Portfolio.

Repurchase Agreements — Each Portfolio may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Portfolio’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 30, 2015 and will mature on the next business day.

To Be Announced Trades (TBA) — Certain Portfolios may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with each Portfolio’s ability to manage their investment portfolio and meet redemption requests. These transactions involve a commitment by each Portfolio to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by each Portfolio on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Portfolio’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Portfolio generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” Each Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — Each Portfolio is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Portfolio follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Reimbursement Fees — The Emerging Markets Portfolio may charge a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the “Statements of changes in net assets.”

Other — Expenses directly attributable to each Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates. Each Portfolio may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes.

Each Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Each Portfolio may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, each Portfolio may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to each Portfolio in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Portfolio on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. The total commission rebates for the year ended Oct. 31, 2015 are as follows:

Commission Rebates
The Large-Cap Value Equity Portfolio	$115
The Large-Cap Growth Equity Portfolio	948

Each Portfolio may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Oct. 31, 2015.

Each Portfolio receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2015, earnings credits are as follows:

Earnings Credits
The Large-Cap Value Equity Portfolio	$ 1
The Select 20 Portfolio	1
The Large-Cap Growth Equity Portfolio	1
The Focus Smid-Cap Growth Equity Portfolio	1
The High-Yield Bond Portfolio	1
The Core Plus Fixed Income Portfolio	—
The International Equity Portfolio	1
The Labor Select International Equity Portfolio	2
The Emerging Markets Portfolio	1
The Emerging Markets Portfolio II	1

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Notes to financial statements

Delaware Pooled® Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee, which is calculated daily based on the average daily net assets of each Portfolio.

DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse each Portfolio (except for The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio) to the extent necessary to ensure that annual operating expenses, (excluding any 12b-1 fees, taxes, interest, short sale dividend and interest expenses, acquired fund fees and expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and liquidations) do not exceed specified percentages of average daily net assets of each Portfolio from Nov. 1, 2014 through Oct. 31, 2015.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Portfolios’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios and may only be terminated by agreement of DMC and the Portfolios.

The management fee rates and the operating expense limitation rates in effect for the year ended Oct. 31, 2015, are as follows:

	Management fee as a percentage of average daily net assets (per annum)	Contractual operating expense limitation as a percentage of average daily net assets (per annum)†
The Large-Cap Value Equity Portfolio	0.55%	0.70%
The Select 20 Portfolio	0.75%	0.89%
The Large-Cap Growth Equity Portfolio	0.55%	0.65%
The Focus Smid-Cap Growth Equity Portfolio	0.75%	0.92%
The High-Yield Bond Portfolio	0.45%	0.59%
The Core Plus Fixed Income Portfolio	0.43%	0.45%
The International Equity Portfolio	0.75%	N/A
The Labor Select International Equity Portfolio	0.75%	N/A
The Emerging Markets Portfolio	1.00%	N/A
The Emerging Markets Portfolio II	1.00%	1.20%

†	These operating expense limitations exclude certain expenses, such as 12b-1 fees, taxes, interest, short sale dividend and interest expenses, acquired fund fees and expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations. In some instances, a Portfolio’s annual operating expenses may be lower than the contracted operating expense limitations.

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios’ average daily net assets:

Sub-advisory fee as a percentage of average daily net assets (per annum)
The International Equity Portfolio	0.36%
The Labor Select International Equity Portfolio	0.30%
The Emerging Markets Portfolio	0.75%

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, and The Focus Smid-Cap Growth Equity Portfolio. For these services, DMC, not the Portfolios, pays JSP the following percentages of the Portfolio’s average daily net assets:

Sub-advisory fee as a percentage of average daily net assets (per annum)
The Select 20 Portfolio	0.375%
The Large-Cap Growth Equity Portfolio	0.275%
The Focus Smid-Cap Growth Equity Portfolio	0.375%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Portfolio. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Accounting and administrative expenses.” For the year ended Oct. 31, 2015, each Portfolio was charged for these services as follows:

The Large-Cap Value Equity Portfolio	$10,043
The Select 20 Portfolio	4,345
The Large-Cap Growth Equity Portfolio	14,100
The Focus Smid-Cap Growth Equity Portfolio	2,272
The High-Yield Bond Portfolio	8,308
The Core Plus Fixed Income Portfolio	5,630
The International Equity Portfolio	18,214
The Labor Select International Equity Portfolio	17,644
The Emerging Markets Portfolio	11,503
The Emerging Markets Portfolio II	1,748

DIFSC is also the transfer agent and dividend disbursing agent of each Portfolio. For these services, each Portfolio pays DIFSC fees at the annual rate of 0.0075% of each Portfolio’s average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2015, each Portfolio was charged the following amounts for these services:

The Large-Cap Value Equity Portfolio	$15,932
The Select 20 Portfolio	6,891
The Large-Cap Growth Equity Portfolio	22,363
The Focus Smid-Cap Growth Equity Portfolio	3,603
The High-Yield Bond Portfolio	13,176
The Core Plus Fixed Income Portfolio	8,928
The International Equity Portfolio	28,885
The Labor Select International Equity Portfolio	27,985
The Emerging Markets Portfolio	18,245
The Emerging Markets Portfolio II	2,772

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are passed on to and paid directly by each Portfolio.

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Notes to financial statements

Delaware Pooled® Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, each Portfolio bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Portfolios. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Oct. 31, 2015, each Portfolio was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

The Large-Cap Value Equity Portfolio	$ 8,492
The Select 20 Portfolio	6,744
The Large-Cap Growth Equity Portfolio	11,782
The Focus Smid-Cap Growth Equity Portfolio	1,899
The High-Yield Bond Portfolio	6,843
The Core Plus Fixed Income Portfolio	4,616
The International Equity Portfolio	15,693
The Labor Select International Equity Portfolio	14,929
The Emerging Markets Portfolio	10,142
The Emerging Markets Portfolio II	2,074

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

* The contractual waiver period is Feb. 27, 2014 through Feb. 29, 2016.

3. Investments

For the year ended Oct. 31, 2015, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

	Purchases other than U.S. government securities	Purchases of U.S. government securities	Sales other than U.S. government securities	Sales of U.S. government securities
The Large-Cap Value Equity Portfolio	$136,185,711	$—	$64,105,804	$—
The Select 20 Portfolio	27,288,255	—	34,100,015	—
The Large-Cap Growth Equity Portfolio	150,734,984	—	141,740,567	—
The Focus Smid-Cap Growth Equity Portfolio	14,472,653	—	9,375,600	—
The High-Yield Bond Portfolio	212,695,575	—	137,762,181	—
The Core Plus Fixed Income Portfolio	387,429,133	161,123,794	347,666,442	149,312,498
The International Equity Portfolio	104,756,813	—	181,891,140	—
The Labor Select International Equity Portfolio	74,923,928	—	75,452,271	—
The Emerging Markets Portfolio	64,038,944	—	144,482,160	—
The Emerging Markets Portfolio II	3,016,257	—	3,175,769	—

At Oct. 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

	Cost of investments	Aggregate unrealized appreciation of investments	Aggregate unrealized depreciation of investments	Net unrealized appreciation (depreciation) of investments
The Large-Cap Value Equity Portfolio	$209,031,757	$16,515,506	$(11,133,509)	$5,381,997
The Select 20 Portfolio	68,893,322	25,989,361	(1,187,262)	24,802,099
The Large-Cap Growth Equity Portfolio	250,474,284	75,773,302	(15,256,471)	60,516,831
The Focus Smid-Cap Growth Equity Portfolio	39,924,635	14,541,138	(3,368,187)	11,172,951
The High-Yield Bond Portfolio	214,793,750	2,057,225	(9,956,634)	(7,899,409)
The Core Plus Fixed Income Portfolio	143,851,536	1,002,041	(1,678,102)	(676,061)
The International Equity Portfolio	354,142,640	58,783,208	(55,291,079)	3,492,129
The Labor Select International Equity Portfolio	360,631,088	63,754,705	(64,938,802)	(1,184,097)
The Emerging Markets Portfolio	212,393,966	14,094,600	(55,127,465)	(41,032,865)
The Emerging Markets Portfolio II	40,166,851	4,503,606	(11,408,582)	(6,904,976)

U. S. GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including each Portfolio’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

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Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of The Large-Cap Value Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock	$212,252,938	$—	$212,252,938
Short-Term Investments	—	2,160,816	2,160,816

Total Value of Securities	$212,252,938	$2,160,816	$214,413,754

The following table summarizes the valuation of The Select 20 Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock	$91,738,529	$—	$91,738,529
Short-Term Investments	—	1,956,892	1,956,892

Total Value of Securities	$91,738,529	$1,956,892	$93,695,421

The following table summarizes the valuation of The Large-Cap Growth Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock	$306,289,228	$—	$306,289,228
Short-Term Investments	—	4,701,887	4,701,887

Total Value of Securities	$306,289,228	$4,701,887	$310,991,115

The following table summarizes the valuation of The Focus Smid-Cap Growth Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock	$50,107,016	$—	$50,107,016
Short-Term Investments	—	990,570	990,570

Total Value of Securities	$50,107,016	$990,570	$51,097,586

The following table summarizes the valuation of The High-Yield Bond Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Level 3	Total
Corporate Debt	$ —	$177,158,625	$—	$177,158,625
Senior Secured Loans	—	13,626,701	—	13,626,701
Municipal Bonds	—	567,028	—	567,028
Common Stock	—	—	—	—
Preferred Stock[1]	234,395	1,884,218	—	2,118,613
Short-Term Investments	—	13,423,374	—	13,423,374
Total Value of Securities	$234,395	$206,659,946	$—	$206,894,341

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 11.06% and 88.94%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

The following table summarizes the valuation of The Core Plus Fixed Income Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities[1]	$—	$57,735,140	$105,000	$57,840,140
Corporate Debt	—	41,806,057	—	41,806,057
Foreign Debt	—	1,150,833	—	1,150,833
Senior Secured Loans	—	6,199,819	—	6,199,819
Municipal Bonds	—	1,073,341	—	1,073,341
Convertible Preferred Stock[1]	13,930	2,894	—	16,824
Preferred Stock[1]	110,259	163,500	—	273,759
U.S. Treasury Obligations	—	17,211,615	—	17,211,615
Short-Term Investments	—	17,603,087	—	17,603,087

Total Value of Securities	$124,189	$142,946,286	$105,000	$143,175,475

Foreign Currency Exchange Contracts	$—	$564	$—	$564
Futures Contracts	102,718	—	—	102,718
Swap Contracts	—	(5,369)	—	(5,369)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	—	99.82%	0.18%	100.00%
Convertible Preferred Stock	82.80%	17.20%	—	100.00%
Preferred Stock	40.28%	59.72%	—	100.00%

The following table summarizes the valuation of The International Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Level 3	Total
Common Stock	$356,283,683	$—	$—	$356,283,683
Right	23,894	—	—	23,894
Short-Term Investments	—	1,327,192	—	1,327,192

Total Value of Securities	$356,307,577	$1,327,192	$—	$357,634,769

Foreign Currency Exchange Contracts	$—	$828	$—	$828

The following table summarizes the valuation of The Labor Select International Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Level 3	Total
Common Stock	$356,579,675	$—	$—	$356,579,675
Right	22,945	—	—	22,945
Short-Term Investments	—	2,844,371	—	2,844,371

Total Value of Securities	$356,602,620	$2,844,371	$—	$359,446,991

Foreign Currency Exchange Contracts	$—	$1,614	$—	$1,614

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Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following table summarizes the valuation of The Emerging Markets Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock	$167,939,945	$—	$167,939,945
Preferred Stock	2,648,020	—	2,648,020
Short-Term Investments	—	773,136	773,136

Total Value of Securities	$170,587,965	$773,136	$171,361,101

Foreign Currency Exchange Contracts	$—	$243	$243

The following table summarizes the valuation of The Emerging Markets Portfolio II’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock
Argentina	$455,741	$—	$455,741
Bahrain	—	10,500	10,500
Brazil	3,720,547	—	3,720,547
Chile	277,607	—	277,607
China/Hong Kong	6,751,767	—	6,751,767
Colombia	212,506	—	212,506
India	2,961,378	—	2,961,378
Indonesia	302,555	—	302,555
Malaysia	103,614	—	103,614
Mexico	2,274,060	—	2,274,060
Netherlands	173,880	—	173,880
Peru	73,715	—	73,715
Poland	250,512	—	250,512
Republic of Korea	8,631,006	—	8,631,006
Russia	1,087,209	307,868	1,395,077
South Africa	395,892	—	395,892
Taiwan	2,398,971	—	2,398,971
Thailand	413,770	—	413,770
Turkey	559,538	—	559,538
United Kingdom	35,196	—	35,196
United States	1,065,440	—	1,065,440
Preferred Stock	384,042	—	384,042
Short-Term Investments	—	414,561	414,561

Total Value of Securities	$32,528,946	$732,929	$33,261,875

The securities that have been deemed worthless on the “Schedules of investments” are considered to be Level 3 securities in these tables.

During the year ended Oct. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Portfolio. This does not include transfers between Level 1 investments and Level 2 investments due to each Portfolio utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Portfolio occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that each Portfolio’s net asset value is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that each Portfolio’s net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Portfolio’s policy is to recognize transfers at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to each Portfolio’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2015 and 2014 was as follows:

	Ordinary income	Long-term capital gain	Total
Year ended Oct. 31, 2015:
The Large-Cap Value Equity Portfolio	$2,308,514	$3,624,778	$5,933,292
The Select 20 Portfolio	2,167,483	22,989,914	25,157,397
The Large-Cap Growth Equity Portfolio	1,786,278	23,432,720	25,218,998
The Focus Smid-Cap Growth Equity Portfolio	3,001,781	7,143,013	10,144,794
The High-Yield Bond Portfolio	8,241,464	2,131,273	10,372,737
The Core Plus Fixed Income Portfolio	2,287,390	—	2,287,390
The International Equity Portfolio	19,976,817	—	19,976,817
The Labor Select International Equity Portfolio	20,172,329	—	20,172,329
The Emerging Markets Portfolio	7,350,324	13,249,834	20,600,158
The Emerging Markets Portfolio II	649,479	1,084,121	1,733,600

(continues)	129

Notes to financial statements

Delaware Pooled® Trust

4. Dividend and Distribution Information (continued)

	Ordinary income	Long-term capital gain	Total
Year ended Oct. 31, 2014:
The Large-Cap Value Equity Portfolio	$1,238,119	$451,277	$1,689,396
The Select 20 Portfolio	98,955	2,407,909	2,506,864
The Large-Cap Growth Equity Portfolio	852,040	—	852,040
The Focus Smid-Cap Growth Equity Portfolio	48,668	—	48,668
The High-Yield Bond Portfolio	8,364,409	—	8,364,409
The Core Plus Fixed Income Portfolio	1,349,489	—	1,349,489
The International Equity Portfolio	13,166,001	—	13,166,001
The Labor Select International Equity Portfolio	15,240,625	—	15,240,625
The Emerging Markets Portfolio	7,191,722	9,698,927	16,890,649
The Emerging Markets Portfolio II	402,381	161,827	564,208

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2015, the components of net assets on a tax basis were as follows:

	The Large-Cap Value Equity Portfolio	The Select 20 Portfolio	The Large-Cap Growth Equity Portfolio	The Focus Smid-Cap Growth Equity Portfolio
Shares of beneficial interest	$189,511,798	$52,266,185	$207,893,792	$37,279,693
Undistributed ordinary income	5,224,804	—	1,707,689	303,294
Undistributed long-term capital gain	14,607,484	16,556,243	43,392,271	2,687,857
Unrealized appreciation of investments, foreign currencies, and derivatives	5,381,997	24,802,099	60,516,831	11,171,866

Net assets	$214,726,083	$93,624,527	$313,510,583	$51,442,710

	The High-Yield Bond Portfolio	The Core Plus Fixed Income Portfolio	The International Equity Portfolio
Shares of beneficial interest	$213,086,358	$126,522,335	$471,863,727
Undistributed ordinary income	9,246,881	2,423,184	8,220,825
Other temporary differences	(114,275)	(224)	—
Capital loss carryforwards	(8,190,669)	—	(125,139,655)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(7,899,409)	(851,721)	3,436,040

Net assets	$206,128,886	$128,093,574	$358,380,937

	Labor Select International Equity Portfolio	The Emerging Markets Portfolio	The Emerging Markets Portfolio II
Shares of beneficial interest	$409,056,230	$225,904,525	$38,998,264
Undistributed ordinary income	8,304,431	3,872,681	372,823
Undistributed long-term capital gain	—	—	851,663
Capital loss carryforwards	(55,424,032)	(16,032,380)	—
Unrealized depreciation of investments, foreign currencies, and derivatives	(1,286,466)	(41,070,704)	(6,908,733)
Net assets	$360,650,163	$172,674,122	$33,314,017

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to-market on foreign currency exchange contracts, tax deferral of losses on straddles, tax treatment of passive foreign investment companies, contingent payment debt instruments, tax treatment of trust preferred securities, tax treatment of market discount and premium on debt instruments, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments, contingent payment debt instruments, CDS contracts, tax treatment of foreign capital gains taxes, passive foreign investment companies, and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2015, the following Portfolios recorded the following reclassifications.

	Undistributed (distributions in excess of) net investment income (loss)	Accumulated net realized gain (loss)	Paid-in Capital
The Select 20 Portfolio	$57,180	$(57,180)	$—
The Large-Cap Growth Equity Portfolio	(790)	790	—
The Focus Smid-Cap Growth Equity Portfolio	(948)	948	—
The High-Yield Bond Portfolio	(77,153)	77,153	—
The Core Plus Fixed Income Portfolio	71,939	(71,939)	—
The International Equity Portfolio	360,870	(5,695,500)	5,334,630
The Labor Select International Equity Portfolio	303,238	(303,238)	—
The Emerging Markets Portfolio	(464,873)	464,873	—
The Emerging Markets Portfolio II	(2,357)	2,357	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future gains.

In 2015, the following Portfolios utilized capital loss carryforwards as follows:

Capital loss carryforwards utilized
The Core Plus Fixed Income Portfolio	$ 648,084
The International Equity Portfolio	20,403,410
The Labor Select International Equity Portfolio	10,198,398

Capital loss carryforwards remaining at Oct. 31, 2015 for the following Portfolios will expire as follows:

	Year of expiration
	2017	2018	Total
The International Equity Portfolio	$111,280,174	$13,859,481	$125,139,655
The Labor Select International Equity Portfolio	36,948,230	18,475,802	55,424,032

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
The High-Yield Bond Portfolio	$5,249,182	$2,941,487
The Emerging Markets Portfolio	651,778	15,380,602

(continues)	131

Notes to financial statements

Delaware Pooled® Trust

6. Capital Shares

Transactions in capital shares were as follows:

	Shares sold	Shares issued upon reinvestment of dividends and distributions	Shares redeemed	Net increase (decrease)
Year ended Oct. 31, 2015:
The Large-Cap Value Equity Portfolio	3,651,046	184,378	(1,035,167)	2,800,257
The Select 20 Portfolio	5,862	2,720,234	(442,683)	2,283,413
The Large-Cap Growth Equity Portfolio	3,695,155	1,463,971	(2,760,683)	2,398,443
The Focus Smid-Cap Growth Equity Portfolio	283,996	566,349	(41,426)	808,919
The High-Yield Bond Portfolio	11,339,586	1,150,398	(2,620,835)	9,869,149
The Core Plus Fixed Income Portfolio	5,484,439	206,364	(671,662)	5,019,141
The International Equity Portfolio	5,191,868	970,821	(10,517,899)	(4,355,210)
The Labor Select International Equity Portfolio	970,304	1,470,056	(1,626,774)	813,586
The Emerging Markets Portfolio	2,510,338	2,046,512	(13,238,050)	(8,681,200)
The Emerging Markets Portfolio II	15,625	205,647	(5,821)	215,451

Year ended Oct. 31, 2014:
The Large-Cap Value Equity Portfolio	1,729,199	50,863	(404,716)	1,375,346
The Select 20 Portfolio	318,550	188,416	(11,749,979)	(11,243,013)
The Large-Cap Growth Equity Portfolio	1,282,232	48,484	(2,518,987)	(1,188,271)
The Focus Smid-Cap Growth Equity Portfolio	465,364	2,054	(2,803,693)	(2,336,275)
The High-Yield Bond Portfolio	1,042,416	838,454	(769,914)	1,110,956
The Core Plus Fixed Income Portfolio	1,827,309	137,283	(140,461)	1,824,131
The International Equity Portfolio	2,003,255	652,915	(5,191,846)	(2,535,676)
The Labor Select International Equity Portfolio	1,775,454	1,055,797	(11,084,045)	(8,252,794)
The Emerging Markets Portfolio	3,293,614	1,541,293	(6,054,513)	(1,219,606)
The Emerging Markets Portfolio II	162,328	60,407	(294,701)	(71,966)

7. Line of Credit

Each Portfolio, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, each Portfolio, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the agreement described above. The line of credit available under the agreement expired on Nov. 9, 2015.

Each Portfolio had no amounts outstanding as of Oct. 31, 2015 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Portfolio may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Portfolio may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover each Portfolio’s exposure to the counterparty.

The Focus Smid-Cap Growth Equity Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, and The Labor Select International Equity Portfolio entered into foreign currency exchange contracts and foreign cross currency exchange contracts in order to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, and The Emerging Markets Portfolio II entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The High-Yield Bond, The Core Plus Fixed Income, The Emerging Markets, and The Emerging Markets II Portfolios may use futures in the normal course of pursuing their respective investment objectives. Each Portfolio may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to each Portfolio because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Core Plus Fixed Income Portfolio posted securities with a value of $192,433 as collateral for futures contracts.

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio entered into futures contracts in order to hedge the Portfolios’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — Each Portfolio may enter into options contracts in the normal course of pursuing its respective investment objective. Each Portfolio may buy or write options contracts for any number of reasons, including without limitation: to manage each Portfolio’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Portfolio’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Portfolio may buy or write call or put options on securities, financial indices, futures, swaps, and foreign currencies. When each Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Portfolio. Each Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Portfolio is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

(continues)	133

Notes to financial statements

Delaware Pooled® Trust

8. Derivatives (continued)

The Core Plus Fixed Income Portfolio purchased option contracts in order to manage the Portfolio’s exposure to changes in securities prices caused by interest rates or market conditions.

There were no transactions in options written during the year ended Oct. 31, 2015.

Swap Contracts — The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio may enter into credit default swap (CDS) contracts in accordance with their investment objectives. The Core Plus Fixed Income Portfolio may enter into interest rate swap contracts in accordance with its investment objective. The Portfolio may use interest rate swaps to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Portfolios will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Credit Default Swaps — A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by a Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed- upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Oct. 31, 2015, the Portfolios entered into CDS contracts as purchasers of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades as determined by the applicable central counterparty. During the year ended Oct. 31, 2015, the Portfolios did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if a Portfolio had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. A Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having netting arrangements between each Portfolio and the counterparty and by the posting of collateral by the counterparty to each Portfolio to cover the Portfolios’ exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

The High-Yield Bond Portfolio entered into CDS contracts in order to gain exposure to certain securities or markets. The Core Plus Fixed Income Portfolio entered into CDS contracts in order to hedge against credit events.

Swaps Generally — The value of open swaps may differ from that which would be realized in the event a Portfolio terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At Oct. 31, 2015, The Core Plus Fixed Income Portfolio posted $82,763 in cash collateral for centrally cleared swap contracts, which is presented as “Variation margin due from brokers on centrally cleared credit default swap contracts” on the “Statements of assets and liabilities.”

Fair values of derivative instruments as of Oct. 31, 2015 were as follows:

	The Core Plus Fixed Income Portfolio
	Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$564	$—	$ —	$—	$ 564
Variation margin due from broker on futures contracts*	—	—	113,312	—	113,312
Total	$564	$—	$113,312	$—	$113,876

	Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest rate Contracts	Credit Contracts	Total
Variation margin due to broker on futures contracts*	$—	$(6,183)	$(4,411)	$ —	$(10,594)
Unrealized depreciation on swap contracts	—	—	—	(5,369)	(5,369)
Total	$—	$(6,183)	$(4,411)	$(5,369)	$(15,963)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Oct. 31, 2015. Only current day variation margin is reported on the “Statements of assets and liabilities.”

(continues)	135

Notes to financial statements

Delaware Pooled® Trust

8. Derivatives (continued)

The effect of derivative instruments on the “Statements of operations” for the year ended Oct. 31, 2015 was as follows:

		The High-Yield Bond Portfolio Net Realized Loss on:
		Futures Contracts	Swap Contracts	Total
Interest rate contracts		$(19,406)	$ —	$ (19,406)
Credit contracts		—	(116,497)	(116,497)
Total		$(19,406)	$(116,497)	$(135,903)

		Net Change in Unrealized Appreciation (Depreciation) of:
		Futures Contracts	Swaps Contracts	Total
Interest rate contracts		$15,984	$ —	$ 15,984
Credit contracts		—	106,230	106,230
Total		$15,984	$106,230	$122,214

	The Core Plus Fixed Income Portfolio Net Realized Gain (Loss) on:

	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$1,425	$ —	$ —	$ 1,425
Interest rate contracts	—	142,574	—	142,574
Credit contracts	—	—	3,390	3,390
Total	$1,425	$142,574	$3,390	$147,389

	Net Change in Unrealized Appreciation (Depreciation) of:

	Foreign Currency Exchange Contracts	Futures Contracts	Swaps Contracts	Total
Forward currency exchange contracts	$1,674	$ —	$ —	$ 1,674
Interest rate contracts	—	122,177	—	122,177
Credit contracts	—	—	(10,969)	(10,969)
Total	$1,674	$122,177	$(10,969)	$112,882

At Oct. 31, 2015, The Focus Smid-Cap Growth Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, and The Emerging Markets Portfolio II had foreign currency risk, which is disclosed on the “Statements of assets and liabilities” and “Statements of operations.”

Derivatives Generally. The tables below summarize the average balance of derivative holdings by each Portfolio during the year ended Oct. 31, 2015.

	The Focus Smid-Cap Growth Equity Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	906	USD	155

	The High-Yield Bond Portfolio
	Long Derivative Volume		Short Derivative Volume
Futures contracts (average notional value)	USD	—	USD	204,868
CDS contracts (average notional value)*		126,454		—

	The Core Plus Fixed Income Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	8,527	USD	203,800
Futures contracts (average notional value)		7,053,461		4,621,077
CDS contracts (average notional value)*		504,097		—
	EUR	185,797		—

	The International Equity Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	142,658	USD	1,091,851

	The Labor Select International Equity Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	79,742	USD	851,405

	The Emerging Markets Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	176,543	USD	369,398

	The Emerging Markets Portfolio II
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	6,055	USD	5,102

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statements of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help each Portfolio mitigate its counterparty risk, the Portfolios entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Portfolio and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

(continues)	137

Notes to financial statements

Delaware Pooled® Trust

9. Offsetting (continued)

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At Oct. 31, 2015, the Portfolios had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

The Large-Cap Value Equity Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$133,011	$(133,011)	$—	$(133,011)	$—
Bank of Montreal	66,505	(66,505)	—	(66,505)	—
BNP Paribas	591,836	(591,836)	—	(591,836)	—

Total	$791,352	$(791,352)	$—	(791,352)	$—

The Select 20 Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$26,451	$(26,451)	$—	$(26,451)	$—
Bank of Montreal	13,225	(13,225)	—	(13,225)	—
BNP Paribas	117,695	(117,695)	—	(117,695)	—

Total	$157,371	$(157,371)	$—	$(157,371)	$—

The Focus Smid-Cap Growth Equity Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$27,660	$(27,660)	$—	$(27,660)	$—
Bank of Montreal	13,830	(13,830)	—	(13,830)	—
BNP Paribas	123,075	(123,075)	—	(123,075)	—

Total	$164,565	$(164,565)	$—	$(164,565)	$—

The High-Yield Bond Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$1,453,139	$(1,453,139)	$—	$(1,453,139)	$—
Bank of Montreal	726,570	(726,570)	—	(726,570)	—
BNP Paribas	6,465,812	(6,465,812)	—	(6,465,812)	—

Total	$8,645,521	$(8,645,521)	$—	$(8,645,521)	$—

	The Core Plus Fixed Income Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$—	$(2,661)	$(2,661)
Toronto Dominion Bank	564	—	564

Total	$564	$(2,661)	$(2,097)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(2,661)	$—	$—	$—	$—	$(2,661)
Toronto Dominion Bank	564	—	—	—	—	564

Total	$(2,097)	$—	$—	$—	$—	$(2,097)

The Core Plus Fixed Income Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$2,958,727	$(2,958,727)	$—	$(2,958,727)	$—
Bank of Montreal	1,479,364	(1,479,364)	—	(1,479,364)	—
BNP Paribas	13,164,996	(13,164,996)	—	(13,164,996)	—

Total	$17,603,087	$(17,603,087)	$—	$(17,603,087)	$—

(continues)	139

Notes to financial statements

Delaware Pooled® Trust

9. Offsetting (continued)

	The International Equity Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$955	$ —	$955
Northern Trust	—	(127)	(127)
Total	$955	$(127)	$828

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$955	$—	$—	$—	$—	$955
Northern Trust	(127)	—	—	—	—	(127)
Total	$828	$—	$—	$—	$—	$828

	The Labor Select International Equity Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$1,364	$—	$1,364
Northern Trust	250	—	250
Total	$1,614	$—	$1,614

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$1,364	$—	$—	$—	$—	$1,364
Northern Trust	250	—	—	—	—	250
Total	$1,614	$—	$—	$—	$—	$1,614

The Labor Select International Equity Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$ 478,082	$ (478,082)	$—	$ (478,082)	$—
Bank of Montreal	239,041	(239,041)	—	(239,041)	—
BNP Paribas	2,127,248	(2,127,248)	—	(2,127,248)	—
Total	$2,844,371	$(2,844,371)	$—	$(2,844,371)	$—

	The Emerging Markets Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Barclays Bank	$671	$—	$671
BNY Mellon	143	(571)	(428)

Total	$814	$(571)	$243

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Barclays Bank	$671	$—	$—	$—	$—	$671
BNY Mellon	(428)	—	—	—	—	(428)

Total	$243	$—	$—	$—	$—	$243

The Emerging Markets Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$45,495	$(45,495)	$—	$(45,495)	$—
Bank of Montreal	22,748	(22,748)	—	(22,748)	—
BNP Paribas	202,435	(202,435)	—	(202,435)	—

Total	$270,678	$(270,678)	$—	$(270,678)	$—

The Emerging Markets Portfolio II
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$69,679	$(69,679)	$—	$(69,679)	$—
Bank of Montreal	34,840	(34,840)	—	(34,840)	—
BNP Paribas	310,042	(310,042)	—	(310,042)	—

Total	$414,561	$(414,561)	$—	$(414,561)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

Each Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

(continues)	141

Notes to financial statements

Delaware Pooled® Trust

10. Securities Lending (continued)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Each Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. Each Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collateral Trust defaulted or if it were necessary to liquidate assets in the Collateral Trust to meet returns on outstanding security loans at a time when the Collateral Trust’s net asset value per unit was less than $1.00. Under those circumstances, each Portfolio may not receive an amount from the Collateral Trust that is equal in amount to the collateral each Portfolio would be required to return to the borrower of the securities and each Portfolio would be required to make up for this shortfall.

During the year ended Oct. 31, 2015, none of the Portfolios had securities out on loan.

11. Credit and Market Risk

Some countries in which The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by each Portfolio.

The High-Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated lower than BBB-by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. The Core Plus Fixed Income Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that each Portfolio will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer each Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by each Portfolio may involve revolving credit facilities or other standby financing commitments that obligate each Portfolio to pay additional cash on a certain date or on demand. These commitments may require each Portfolio to increase its investment in a company at a time when each Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Portfolio is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As each Portfolio may be required to rely upon another lending institution to collect and pass on to each Portfolio amounts payable with respect to the loan and to enforce each Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent each Portfolio from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to each Portfolio.

The Core Plus Fixed Income Portfolio invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Select 20 and The Focus Smid-Cap Growth Equity Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Because The Large-Cap Value Equity, The Select 20, The Large-Cap Growth Equity, and The Focus Smid-Cap Growth Equity Portfolios expect to hold a concentrated portfolio of a limited number of securities, the Portfolios’ risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

The International Equity Portfolio may invest up to 10% its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities, which may not be readily marketable. The Large-Cap Value Equity, The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The High-Yield Bond, The Core Plus Fixed Income, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios may invest up to 15% of each Portfolio’s net assets in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Portfolio’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedules of investments.”

12. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio’s existing contracts and expects the risk of loss to be remote.

(continues)	143

Notes to financial statements

Delaware Pooled® Trust

13. In-Kind Redemption

During the year ended Oct. 31, 2015, The International Equity Portfolio satisfied withdrawal requests with transfers of securities of $67,371,660, resulting in net realized gains of $5,334,630.

14. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Funds’ financial statements.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Portfolios for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Portfolios’ financial statement disclosures.

15. General Motors Term Loan Litigation

The High Yield Bond Portfolio and The Core Plus Fixed Income Portfolio received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Portfolios in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Portfolios of certain amounts received by the Portfolios because a U.S. Court of Appeals has ruled that the Portfolios and similarly situated investors were unsecured creditors rather than secured lenders of G. M. as a result of an erroneous UCC filing made by a third party. The Portfolios received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Portfolios should not have received payment in full. Based upon currently available information related to the litigation and the Portfolios’ potential exposure, the Portfolios recorded assets of $48,975 and $75,182, respectively, and liabilities of $163,250 and $250,607, respectively, that resulted in a decrease in the Portfolios’ net asset value to reflect this likely recovery.

16. Subsequent Events

On Nov. 9, 2015, each Portfolio, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 7, 2016.

On Nov. 18, 2015, the Board of Trustees of the Trust approved the submission of an Agreement and Plan of Reorganization to shareholders of The International Equity Portfolio, proposing to merge The International Equity Portfolio into the Mondrian International Equity Fund series of Gallery Trust (the “Reorganization”). The Reorganization is subject to the approval of the shareholders of The International Equity Portfolio and is intended to be a tax-free transaction. On the date of the Reorganization, The International Equity Portfolio will exchange all of its assets at net asset value for shares of the Mondrian International Equity Fund. Shareholders of The International Equity Portfolio will receive shares of the Mondrian International Equity Fund with a value equal to the net asset value of their ownership interests in the Portfolio at the date of the Reorganization. More information about the proposed Reorganization will be provided to shareholders in the proxy materials. If approved by shareholders of The International Equity Portfolio, the Reorganization is expected to occur in the first quarter of 2016.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2015 that would require recognition or disclosure in each Portfolio’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust and the Shareholders of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II (ten of the series constituting Delaware Pooled Trust, hereafter collectively referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2015

Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Tax Information

The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2015, each Portfolio reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distribution (Tax Basis)	(C) Qualifying Dividends[1]
The Large-Cap Value Equity Portfolio	61.09%	38.91%	100.00%	99.58%
The Select 20 Portfolio	91.38%	8.62%	100.00%	48.41%
The Large-Cap Growth Equity Portfolio	92.92%	7.08%	100.00%	100.00%
The Focus Smid-Cap Growth Equity Portfolio	70.41%	29.59%	100.00%	20.04%
The High-Yield Bond Portfolio	20.55%	79.45%	100.00%	2.20%
The Core Plus Fixed Income Portfolio	—	100.00%	100.00%	0.50%
The International Equity Portfolio	—	100.00%	100.00%	—
The Labor Select International Equity Portfolio	—	100.00%	100.00%	—
The Emerging Markets Portfolio	64.32%	35.68%	100.00%	2.32%
The Emerging Markets Portfolio II	62.54%	37.46%	100.00%	2.21%

(A) and (B) are based on a percentage of each Portfolio’s total distributions.

(C) is based on a percentage of each Portfolio’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Oct. 31, 2015, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Portfolios intend to report the following percentages to be taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV, as applicable.

Maximum amount to be Taxed at a maximum rate of 20%
The Large-Cap Value Equity Portfolio	99.58%
The Select 20 Portfolio	48.38%
The Large-Cap Growth Equity Portfolio	100.00%
The Focus Smid-Cap Growth Equity Portfolio	22.55%
The High-Yield Bond Portfolio	2.30%
The Core Plus Fixed Income Portfolio	0.51%
The International Equity Portfolio	94.30%
The Labor Select International Equity Portfolio	90.62%
The Emerging Markets Portfolio	95.04%
The Emerging Markets Portfolio II	99.83%

The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II intend to pass through foreign tax credits in the maximum amount of $778,595, $708,880, $405,873, and $56,703, respectively. The gross foreign source income earned during the fiscal year 2015 was $14,169,074, $13,942,962, $8,214,643, and $677,655, respectively. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

For the fiscal year ended Oct. 31, 2015, certain interest income paid by the Portfolios, determined to be Qualified Interest Income and Qualified Short-Term Capital Gain may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010, and by the American Taxpayer Relief Act of 2012. For the fiscal year ended Oct. 31, 2015, the following Portfolio has reported maximum distributions of Qualified Interest Income and Qualified Short-Term Capital Gain as follows:

	Qualified Interest Income	Qualified Short-Term Capital Gain
The Large-Cap Value Equity Portfolio	$264	$161,035

Board Consideration of Investment Advisory Agreements

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements and Sub-Advisory Agreements, as applicable, for each of the series of Delaware Pooled® Trust (each, a “Portfolio” and together, the “Portfolios”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Portfolio performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreements with Delaware Management Company (“DMC”) and Sub-Advisory Agreements with Mondrian Investment Partners Limited (“Mondrian”) and Jackson Square Partners, LLC (“JSP”) included materials provided by DMC and its affiliates (“Delaware Investments”), Mondrian and JSP, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Portfolios; the costs of such services to the Portfolios; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Portfolio’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s, Mondrian’s or JSP’s, as applicable, policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Portfolio policies.

In considering information relating to the approval of each Portfolio’s advisory and sub-advisory agreement, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Portfolios and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Portfolio; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Portfolios’ investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Portfolio matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Portfolios. The Board once again noted the benefits provided to Portfolio shareholders through each shareholder’s ability to exchange investments between Portfolios or the institutional class shares of other Delaware Investments funds and to reinvest Portfolio dividends into additional shares of the Portfolio or into additional shares of other Delaware Investments funds. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

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Board Consideration of Investment Advisory Agreements (continued)

Nature, extent, and quality of service. The Board considered the services provided by Mondrian to The Emerging Markets Portfolio, The International Equity Portfolio, and The Labor Select International Equity Portfolio and their shareholders, as applicable. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios, the compliance of Mondrian personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Mondrian and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services proposed to be provided by Mondrian.

Nature, extent, and quality of service. The Board considered the services provided by JSP to The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio and their shareholders. In reviewing the nature, extent, and quality of services, the Board took account of reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolio; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment performance. The Board placed significant emphasis on the investment performance of the Portfolios in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that each Portfolio’s performance for the periods considered be at or above the median of its Performance Universe.

The Core Plus Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional core plus bond funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Emerging Markets Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the 1- and 3-year periods was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Board observed that the Portfolio’s performance results were mixed, but tended toward median, which was acceptable to the Board.

The Emerging Markets Portfolio II – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3-year period was in the second quartile of its Performance Universe. The Board observed that the Portfolio’s 1-year performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the Portfolio’s intermediate term performance results, which were acceptable. Overall, the Board was satisfied with performance.

The Focus Smid-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3-year period was in the fourth quartile of its Performance Universe, and the Portfolio’s total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The High-Yield Bond Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional high yield funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for 10-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

The Labor Select International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the 1-, 3-, and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 5-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Large-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 5-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Large-Cap Value Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

The Select 20 Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the 1- and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3- and 5-year periods was in the fourth quartile and first quartile, respectively, of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Portfolios as of its most recent fiscal year end. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Portfolio versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Portfolio’s contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Portfolio’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit each Portfolio’s total expense ratio to be competitive with that of the Expense Group.

The Core Plus Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Emerging Markets Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Emerging Markets Portfolio II – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

The Focus Smid-Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

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Board Consideration of Investment Advisory Agreements (continued)

The High-Yield Bond Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Labor Select International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Large-Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were both in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Large-Cap Value Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were both in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Select 20 Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by Mondrian in relation to the services being provided to The Emerging Markets Portfolio, The International Equity Portfolio, and The Labor Select International Equity Portfolio and in relation to Mondrian’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by Mondrian in connection with its relationship to the Portfolios, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker-dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio and in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Portfolios, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Portfolio’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders which does not includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Benchmarking analysis indicated that less than one quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale at all asset levels. The Board noted that the fee under the management contract for The Core Plus Fixed Income Portfolio did not fall within the standardized fee pricing structure. With respect to The Core Plus Fixed Income Portfolio, Management explained that the portfolio management fee was priced slightly lower than the standard fee rate for special domestic funds.

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Delaware Pooled® Trust

Fund management

Kristen E. Bartholdson

Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nigel Bliss

Senior Portfolio Manager – Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Equity Portfolio

Nigel Bliss has a BA (Hons) Degree in Geography from the University of Manchester. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. He commenced his career at Cazenove & Co. and moved to join Mondrian in 1995. Bliss is a senior portfolio manager in the Non-US Equity Team. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property, and industrials sectors. In recent years Bliss has taken responsibility for leading coverage of securities listed in the UK and Scandinavian markets whilst still maintaining his sector specialization. Bliss is a member of Mondrian’s Non-US Equity Strategy Committee.

Christopher J. Bonavico, CFA

Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC — The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio

Christopher J. Bonavico became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA

Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC — The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio

Kenneth F. Broad became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

Adam H. Brown, CFA

Senior Vice President, Senior Portfolio Manager — The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio

Adam H. Brown is a senior portfolio manager on the firm’s taxable fixed income team. He manages the bank loan portfolios, and he is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Liu-Er Chen, CFA

Senior Vice President, Chief Investment Officer – Emerging Markets and Healthcare — The Emerging Markets Portfolio II

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Ginny Chong, CFA

Senior Portfolio Manager – Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio

Prior to joining Mondrian in 2000, Ginny Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Chong is presently a senior portfolio manager within the Emerging Markets Team. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the U.K.

Craig C. Dembek, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst — The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio

Craig C. Dembek is co-head of credit research and senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Elizabeth A. Desmond

Director, Chief Investment Officer – International Equities – Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Equity Portfolio

Elizabeth A. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in 1991, she was a Pacific Basin Equity Analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the U.K.

Roger A. Early, CPA, CFA

Managing Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy — The Core Plus Fixed Income Portfolio

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his

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Fund management (continued)

bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Christopher M. Ericksen, CFA

Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC — The Large-Cap Growth Equity Portfolio

Christopher M. Ericksen became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Paul Grillo, CFA

Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy — The Core Plus Fixed Income Portfolio

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo was a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Gregory J.P. Halton, CFA

Senior Portfolio Manager – Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio

Having graduated from St Catherine’s College, Oxford in 2000 with a MEng (Hons) in Engineering Science, Gregory J.P. Halton worked in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. Halton is a senior portfolio manager within the Emerging Markets Team. Halton is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the U.K.

J. David Hillmeyer, CFA

Senior Vice President, Senior Portfolio Manager — The Core Plus Fixed Income Portfolio

J. David Hillmeyer is a member of the firm’s taxable fixed income portfolio management team. He is responsible for portfolio construction and asset allocation of the diversified floating rate strategy and serves as co-portfolio manager for fixed rate multisector, core plus, and investment grade corporate bond strategies. Prior to joining Delaware Investments in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Anthony A. Lombardi, CFA

Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio

Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last worked as a director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst, last serving as a vice president. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA in finance with a concentration in portfolio management. He is a member of the New York Society of Security Analysts and the CFA Institute.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist — The High-Yield Bond Portfolio and

The Core Plus Fixed Income Portfolio

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

John P. McCarthy, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst — The High-Yield Bond Portfolio and

The Core Plus Fixed Income Portfolio

John P. McCarthy is co-head of credit research and senior research analyst on the firm’s taxable fixed income team, responsible for steel, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/ trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Andrew Miller

Chief Investment Officer – Emerging Market Equities – Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio

Andrew Miller is a graduate of the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Miller is presently Chief Investment Officer within the Emerging Markets Team. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader — The Large-Cap Value Equity Portfolio

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

(continues)	155

Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Fund management (continued)

Melissa J. A. Platt, CFA

Portfolio Manager – Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Equity Portfolio

Melissa J.A. Platt is an Economics and Finance graduate of Massey University, New Zealand. She started her career as a consultant at KPMG Corporate Finance. She then moved to FundSource Research for 3 years as an investment analyst and later as research manager. Platt joined Mondrian in 2004 and is a portfolio manager in the Non-US Equity Team. Platt is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the U.K.

Andrew R. Porter, CFA

Senior Portfolio Manager – Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Equity Portfolio

Andrew R. Porter studied at Magdalen College, Oxford University graduating with a first class degree in Chemistry. He also has an MSc in Economics from the University of London. Porter started his career as a consultant and trainee chartered accountant at Deloitte and Touche. Prior to joining Mondrian in 2003, Porter worked at Frank Russell, part of the team managing the multi-manager funds in the Asia Pacific region. Porter is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the U.K. Porter is a member of Mondrian’s Non-U.S. Equity Strategy Committee.

Daniel J. Prislin, CFA

Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC — The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio

Daniel J. Prislin became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Christopher M. Testa, CFA

Senior Vice President, Senior Portfolio Manager — The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio

Christopher M. Testa joined Delaware Investments in January 2014 as a senior portfolio manager in the firm’s corporate credit portfolio management group. He primarily manages high yield assets. Prior to joining the firm, Testa worked as a portfolio manager who focused on high yield credit at S. Goldman Asset Management from 2009 to 2012 and Princeton Advisory Group from 2012 to 2013. Previously, he served as head of U.S. credit at Drake Management, and prior to that he was head of credit research and a high yield portfolio manager at Goldman Sachs Asset Management. Testa has more than 20 years of experience analyzing and investing in high yield and distressed credit. He earned his bachelor’s degree in economics, with a minor in government, from Hamilton College, and an MBA in finance with a concentration in investments from The Wharton School of the University of Pennsylvania.

Jeffrey S. Van Harte, CFA

Chairman, Chief Investment Officer – Jackson Square Partners, LLC — The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio

Jeffrey S. Van Harte became a member of Jackson Square Partners (JSP), at its inception in May 2014 as chairman and chief investment officer. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was the chief investment officer of the Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for 30 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Robert A. Vogel Jr., CFA

Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 1, 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas	64	Trustee — UBS Relationship Funds, SMA Relationship Trust, (May 2010–April 2015) and UBS Funds
		President and Chief Executive Officer since Aug. 20, 2015	for UBS Global Asset Management from 2010 through 2015.

Independent Trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	64	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
		Chairman since March 1, 2015

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since January 2013	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	64	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	64	Director and Audit Committee Member – Hercules Technology Growth Capital, Inc. (2004–2014)

John A. Fry 2005 Market Street Philadelphia, PA 19103	Trustee	Since January 2001	President — Drexel University (August 2010–Present)	64	Director — Hershey Trust Company
May 1960					Director, Audit
			President — Franklin & Marshall College (July 2002–July 2010)		Committee, and Governance Committee Member — Community Health Systems

					Director —
					Drexel Morgan & Co.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Independent Trustees (continued)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	64	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present)	64	Trust Manager and Audit Committee Member — Camden Property Trust

			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration

			President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	64	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	64	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company

					Chair — 3M Investment Management Company (2005–2012)

(continues)	159

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	64	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	64	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	64	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Portfolio managers

Kristen E. Bartholdson

Vice President and Senior

Portfolio Manager

Nigel Bliss

Senior Portfolio Manager

Mondrian Investment Partners Limited

Christopher J. Bonavico

Portfolio Manager, Equity Analyst —

Jackson Square Partners, LLC

Kenneth F. Broad

Portfolio Manager, Equity Analyst —

Jackson Square Partners, LLC

Adam H. Brown

Senior Vice President and Senior Portfolio

Manager

Liu-Er Chen

Senior Vice President and

Chief Investment Officer —

Emerging Markets and Healthcare

Ginny Chong

Senior Portfolio Manager

Mondrian Investment Partners Limited

Craig C. Dembek

Senior Vice President, Co-Head

of Credit Research and Senior Research

Analyst

Elizabeth A. Desmond

Director and Chief Investment

Officer — International Equities

Mondrian Investment Partners Limited

Roger A. Early

Managing Director,

Head of Fixed Income Investments,

Executive Vice President, and

Co-Chief Investment Officer —

Total Return Fixed Income Strategy

Christopher M. Ericksen

Portfolio Manager, Equity Analyst —

Jackson Square Partners, LLC

Paul Grillo

Senior Vice President and

Co-Chief Investment Officer —

Total Return Fixed Income Strategy

Gregory J.P. Halton

Senior Portfolio Manager

Mondrian Investment Partners Limited

J. David Hillmeyer

Senior Vice President and Senior

Portfolio Manager

Nikhil G. Lalvani

Vice President and Senior

Portfolio Manager

Anthony A. Lombardi

Vice President and Senior

Portfolio Manager

Paul A. Matlack

Senior Vice President, Senior

Portfolio Manager, and Fixed Income Strategist

John P. McCarthy

Senior Vice President, Co-Head

of Credit Research, and Senior Research Analyst

Andrew Miller

Chief Investment Officer —

Emerging Market Equities

Mondrian Investment Partners Limited

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio

Manager, and Team Leader —

Large-Cap Value Focus Equity

Melissa J.A. Platt

Portfolio Manager

Mondrian Investment Partners Limited

Andrew R. Porter

Senior Portfolio Manager

Mondrian Investment Partners Limited

Daniel J. Prislin

Portfolio Manager, Equity Analyst —

Jackson Square Partners, LLC

Christopher M. Testa

Senior Vice President and

Senior Portfolio Manager

Jeffrey S. Van Harte

Chairman, Chief Investment Officer —

Jackson Square Partners, LLC

Robert A. Vogel Jr.

Vice President and Senior

Portfolio Manager

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Investment advisor

Delaware Management Company, a series of Delaware Management Business Trust

2005 Market Street

Philadelphia, PA 19103

Investment sub-advisors for certain Portfolios

Mondrian Investment Partners Limited

Fifth Floor

10 Gresham Street

London EC2V 7JD

United Kingdom

Jackson Square Partners, LLC

101 California Street

Suite 3750

San Francisco, CA 94111

Delaware Investments, a member of Macquarie Group, refers to DMHI and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

The Portfolios are distributed by Delaware Distributors, L.P., an affiliate of DMBT, DMHI, and Macquarie Group Limited.

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s Forms N-Q, as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Portfolios’ most recent Forms N-Q are available without charge (i) upon request, by calling 800 231-8002; (ii) on the Portfolios’ website at delawareinvestments.com; and (iii) on the Commission’s website at sec.gov. Each Portfolio’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

This report was prepared for investors in the Delaware Pooled ® Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

(15601) AR-DPT 20696 [12/15}	2005 Market Street Philadelphia, PA 19103 Telephone 800 231-8002 Fax 215 255-1162 Printed in the USA

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $329,550 for the fiscal year ended October 31, 2015.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $330,175 for the fiscal year ended October 31, 2014.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2014.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $63,944 for the fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $62,109 for the fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2014.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,111,212 and $5,653,375 for the registrant’s fiscal years ended October 31, 2015 and October 31, 2014, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE POOLED® TRUST

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	Chief Executive Officer
Date:	December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title :	Chief Executive Officer
Date:	December 21, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 21, 2015